                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Z-Tel Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  [Z-Tel Logo]

                            -------------------------

                                      2001
                            NOTICE OF SPECIAL MEETING
                                       AND
                                 PROXY STATEMENT

                            -------------------------

                            Z-TEL TECHNOLOGIES, INC.
                  601 South Harbour Island Boulevard, Suite 220
                              Tampa, Florida 33602
                                  813-273-6261

                                                            ______________, 2001

TO OUR STOCKHOLDERS:

     You are cordially invited to attend a Special Meeting of Stockholders, which will be held at the Wyndham Harbour Island Hotel, Tampa, Florida 33602, on Tuesday, October 30, 2001 at 1:00 p.m., local time.

     The only matter to be taken up at the Special Meeting will be approval and ratification of a recent financing transaction. The transaction already has occurred, and we are seeking stockholder approval of the transaction solely because of certain requirements of Nasdaq. If we do not obtain stockholder approval of the transaction then some terms of the transaction will be affected and we will reverse at least a portion of the transaction.

     Please read these materials so that you'll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. That way, your shares will be voted as you direct even if you can't attend the meeting.

                                       D. GREGORY SMITH



                                       President, Chief Executive Officer
                                       and Chairman of the Board

                            Z-TEL TECHNOLOGIES, INC.
                  601 South Harbour Island Boulevard, Suite 220
                              Tampa, Florida 33602
                                  813-273-6261

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 30, 2001

TO THE STOCKHOLDERS OF Z-TEL TECHNOLOGIES, INC.:

There will be a Special Meeting of the stockholders of Z-Tel, as follows:

     TIME:          1:00 p.m., local time, on Tuesday, October 30, 2001

     PLACE:         Wyndham Harbour Island Hotel, Tampa, Florida 33602

     ITEM OF        To approve and ratify the authorization of a recent
     BUSINESS:      financing transaction referred to as the Series G
                    Transaction.

     RECORD DATE:   You can vote if you were a stockholder of record on
                    August 31, 2001.

     PROXY VOTING:  It is important that your shares be represented and voted at the Special Meeting. Please vote by dating, signing and mailing the enclosed proxy card promptly in the enclosed postage paid pre-addressed envelope. If you should be present at the meeting and desire to vote in person, you may withdraw your proxy.

                                       By Order of the Board of Directors,



                                       D. GREGORY SMITH,
                                       President, Chief Executive Officer
                                       and Chairman of the Board
__________, 2001

                            Z-TEL TECHNOLOGIES, INC.
                  601 South Harbour Island Boulevard, Suite 220
                              Tampa, Florida 33602
                                  813-273-6261

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 30, 2001

TO THE STOCKHOLDERS OF                                       ____________, 2001
Z-TEL TECHNOLOGIES, INC.:

     This proxy statement is delivered in connection with the solicitation by the Board of Directors of Z-Tel Technologies, Inc. ("Z-Tel," the "company," "we," or "us"), a Delaware corporation, of proxies to be voted at a Special Meeting of Stockholders, and at any adjournments or postponements thereof.

     You are invited to attend the Special Meeting, which will be held on Tuesday October 30, 2001, beginning at 1:00 p.m., local time. The Special Meeting will be held at the Wyndham Harbour Island Hotel, Tampa, Florida, 33602. Stockholders will be admitted beginning at 12:30 p.m.

     It is important that your proxy be returned promptly to avoid unnecessary expense to the company. Therefore, whether you plan to attend the Special Meeting or not and regardless of the number of shares of stock you own, please date, sign and return the enclosed proxy promptly.

     The sole purpose of the Special Meeting is to consider approval of a recent financing transaction known as the Series G Transaction. This proxy statement contains important information about the Special Meeting and the Series G Transaction, so you should review it carefully.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

WHAT AM I BEING ASKED TO VOTE UPON?

     You are being asked to vote whether to approve and ratify a recent financing transaction that we refer to as the Series G Transaction.

IS THERE ANY OTHER REASON FOR THE SPECIAL MEETING?

     No, the only reason for the Special Meeting is to vote on the Series G Transaction. We do not plan to address any other subject at the meeting.

WHAT IS THE SERIES G TRANSACTION?

     In July and August 2001, Z-Tel issued 175 shares of Series G Preferred to several private investors for $17.5 million. The investors previously had promised to make that investment if requested by Z-Tel. That promise was made under a written agreement referred to as the Investment Agreement. In exchange for entering into the Investment Agreement and making the commitment to invest in the company if requested to do so, we issued warrants, called the Series G Warrants, giving the investors the right to purchase 3,000,000 shares of common stock for $.01 per share. When we refer to the Series G Transaction, we are referring to the issuance of the Series G Preferred and the Series G Warrants as well as all the related steps referred to in the Investment Agreement.

WHAT IS THE INVESTMENT AGREEMENT?

     When we refer to the Investment Agreement, we are referring to a Stock And Warrant Purchase Agreement that was entered into between Z-Tel and several private investors on July 2, 2001. The investors are a private investment fund, which previously has invested more than $50 million in the company, and several individuals all of whom are (or are associated with) members of our Board of Directors or executive officers, including the company's President.

WHAT IS SERIES G PREFERRED?

     When we use the term "Series G Preferred," we are referring to our 12% Junior Redeemable Convertible Preferred Stock, Series G. The terms of the Series G Preferred are established under a Certificate of Designation which is part of Z-Tel's Certificate of Incorporation.

DOES THE SERIES G TRANSACTION AFFECT MY RIGHTS AS AN OWNER OF Z-TEL COMMON
STOCK?

     We are not making any change in the common stock. However, the Series G Preferred is entitled to a liquidation preference generally equal to the amount paid for the Series G Preferred plus accrued dividends. No dividends can be paid on the common stock if there are any accrued but unpaid dividends on the Series G Preferred, and no amount can be distributed to common stockholders in connection with a liquidation of the company until the Series G liquidation preference is paid.

WHY IS Z-TEL ASKING FOR STOCKHOLDER APPROVAL OF THE SERIES G TRANSACTION?

     Z-Tel's common stock trades on Nasdaq, and Nasdaq has adopted certain rules that must be followed by all Nasdaq traded companies. Those rules require that we obtain stockholder approval of the Series G Transaction.

WAS Z-TEL SUPPOSED TO ASK FOR STOCKHOLDER APPROVAL BEFORE COMPLETING THE SERIES G TRANSACTION?

     No. Because of the way we structured the transaction, Nasdaq's rules permit us to obtain stockholder approval after the transaction already has occurred.

DOES THE LAW REQUIRE Z-TEL TO ASK FOR STOCKHOLDER APPROVAL FOR THE SERIES G TRANSACTION?

     No. Z-Tel and the Board of Directors have full legal and corporate authority to carry out every aspect of the Series G Transaction. The only reason to seek stockholder approval is to comply with Nasdaq's rules.

IF THE SERIES G TRANSACTION IS NOT APPROVED BY Z-TEL'S STOCKHOLDERS, DOES THAT MEAN THAT THE SERIES G TRANSACTION WILL NOT OCCUR?

     No. The Series G Transaction already has occurred. However, failure to obtain stockholder approval may result in reversal of a portion of the transaction and require the company to repurchase part or all of the Series G Preferred issued in the transaction.

WHAT EFFECT WILL FAILURE TO OBTAIN STOCKHOLDER APPROVAL HAVE ON THE TRANSACTION?

     If stockholder approval is not obtained, the following will occur: (1) the maximum number of shares of common stock that can be acquired by conversion of the Series G Preferred and exercise of the Series G Warrants will be just under 20% of the number of shares of common stock outstanding before the Series G Transaction, (2) the Fund will have the right to require the company to repurchase the Fund's shares of Series G Preferred for the amount invested plus accrued dividends, and (3) the shares and warrants issued to directors and officers in the Series G Transaction will be cancelled and their investment will be returned. These limitations will be lifted if, but only if, stockholders approve and ratify the Series G Transaction.

DOES Z-TEL'S BOARD RECOMMEND VOTING IN FAVOR OF THE SERIES G TRANSACTION?

     Yes, after careful consideration your Board of Directors approved the Series G Transaction as being in the best interest of the company, and the Board recommends that you vote for approval and ratification of the Series G Transaction.

WHAT DO I NEED TO DO NOW?

     We recommend that you read this proxy statement (including appendices) very carefully. Then, please cast your vote on whether to approve and ratify the Series G Transaction.

HOW DO I VOTE?

     Simply indicate on your proxy card how you want to vote, and sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Special Meeting. Your shares will be voted in accordance with your voting instructions. If you do not include instructions on how to vote your proxy, we will vote your shares "FOR" approval and ratification of the Series G Transaction unless your shares are held in a brokerage account (sometimes referred to as being held in "street name"). If you are a registered stockholder and attend the Special Meeting, you may vote at the Special Meeting by delivering your completed proxy card in person at the meeting or, if you prefer, by a ballot you can complete at the meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If you hold your shares in your own name, voting by telephone or electronically is not permitted so you must vote either by completing and returning the enclosed proxy card in the enclosed postage page pre-addressed envelope, or by voting in person at the meeting. If you hold your shares in "street name," you may be permitted to vote electronically or by telephone if procedures for voting in that manner are provided by your broker.

WHAT IF SOMETHING OTHER THAN THE SERIES G TRANSACTION COMES UP AT THE MEETING?

     With respect to any other matter that properly comes before the meeting, unless you indicate otherwise on your proxy card, your shares will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the individuals named as proxies on your proxy card. As of the date this proxy statement went to press, we did not know of any other matter to be raised at the Special Meeting.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     Unless you already have given your broker discretionary voting authority over your shares, your broker will vote your shares only if you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker.

WHAT IF I LATER WANT TO CHANGE MY VOTE?

     Even after you have submitted your proxy, you may change or revoke your voting instructions. If you hold your shares in your own name, to change your vote you should send the secretary of Z-Tel a later-dated, signed proxy card before the meeting, or attend the meeting and vote in person. You also can revoke your proxy by sending a written notice of revocation to the corporate secretary of Z-Tel before the meeting. Please keep in mind that a new voting instruction, a later dated proxy or a notice of revocation will not be effective unless and until received by us at or prior to the Special Meeting. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy. If your shares are held in "street name," to change or revoke your vote you will have to contact your broker.

IF I SUBMIT A PROXY, HOW WILL MY SHARES BE VOTED?

     Unless you give other instructions on your proxy card, or unless the proxy is revoked, the persons named as proxy holders on the proxy card will vote your shares as indicated on your proxy card.

WHEN ARE THESE MATERIALS BEING MAILED?

     This proxy statement, form of proxy and voting instructions are being mailed starting on approximately ___________, 2001.

WHO IS ENTITLED TO VOTE?

     Only holders of record of common stock and Series D and E preferred stock as of the close of business on the record date, August 31, 2001, are entitled to receive notice of the Special Meeting and to vote at the Special Meeting (or any adjournment or postponement thereof). You may only vote those shares that you owned on the record date. Shares of common stock are entitled to cast one vote per share. Shares of our Series D and E preferred stock are entitled to cast a number of votes equal to the number of shares of common stock into which the shares of preferred stock could have been converted on the record date for the meeting. As of that date, there were _____________ common shares outstanding, 4,688,247 Series D preferred shares outstanding convertible into 6,400,338 shares of common stock, and 4,166,667 Series E preferred shares outstanding convertible into 5,938,243 shares of common stock. Holders of the common stock, the Series D preferred stock and the E preferred stock will all vote together, as a single class. The Series G Preferred will not be entitled to vote at the Special Meeting.

ARE THERE ANY SPECIAL FACTORS AFFECTING HOW SHARES WILL BE VOTED AT THE SPECIAL MEETING?

     Yes. Several of Z-Tel's stockholders, who collectively own shares representing a majority of the shares entitled to vote at the Special Meeting, signed a Voting Agreement as part of the Series G Transaction. The Voting Agreement obligates those stockholders to vote in favor of the Series G Transaction.

WHAT CONSTITUTES A QUORUM AT THE SPECIAL MEETING?

     The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the combined shares of common stock and Series D and E preferred stock outstanding on the record date (treated as a single class) will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions, as well as broker non-votes, will be included in the calculation of the number of shares considered to be present at the Special Meeting, but will not be counted for any other purpose. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions as to that item from the beneficial owner.

WHAT VOTE IS REQUIRED TO APPROVE THE SERIES G TRANSACTION?

     For approval and ratification of the Series G Transaction, the proposal will be approved if a majority of the votes cast on the matter are affirmative. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, even though it will be counted for purposes of determining whether there is a quorum present at the Special Meeting.

HOW WILL VOTES BE COUNTED?

     All votes will be tabulated by inspectors of election. Although abstentions and broker non-votes are each included in the determination of the number of shares present, they are not counted on any matters brought before the meeting.

WHO IS PAYING FOR THE PREPARATION AND MAILING OF THE PROXY MATERIALS AND HOW WILL SOLICITATIONS BE MADE?

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, mail, electronic transmission, facsimile transmission or telegram. The company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to stockholders and the company will reimburse such institutions for their out-of-pocket expenses.

HOW CAN I GET MORE INFORMATION ABOUT THE SERIES G TRANSACTION?

     There were a number of documents involved in the Series G Transaction. We have mentioned only a few of those documents and have provided copies of only the two principal documents in this proxy statement. If you would like to review copies of the other documents relating to the Series G Transaction, or if you have any questions, please contact our investor relations department at our principal executive offices, at the mailing address and telephone number appearing at the top of the first page of this proxy statement. Copies of all documents relating to the Series G Transaction are available to you at no charge.

                                PROPOSAL NO. 1 -
                        APPROVAL OF SERIES G TRANSACTION

     At the Special Meeting, our stockholders will vote whether to approve and ratify the Series G Transaction.

GENERAL

     We have raised $17.5 million from the sale of 175 shares of Series G Preferred at a price of $100,000 per share. The proceeds of the transaction are being used for general corporate purposes, including working capital. This financing transaction was carried out under the Investment Agreement. In connection with the transaction we also issued the Series G Warrants. When we refer to the Series G Transaction, we are referring to the issuance of the Series G Preferred and the Series G Warrants as well as all the related steps referred to in the Investment Agreement.

STOCKHOLDER APPROVAL

     We are asking for stockholder approval of the Series G Transaction. The proposal to approve and ratify the Series G Transaction will be considered approved if a majority of the votes cast on the matter are affirmative, or if there are more votes cast "FOR" the Series G Transaction than "AGAINST." A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, even though it will be counted for purposes of determining whether there is a quorum present at the Special Meeting.

     If stockholder approval is not obtained, the following will occur: (1) the maximum number of shares of common stock that can be acquired by conversion of the Series G Preferred and exercise of the Series G Warrants will be just under 20% of the number of shares of common stock outstanding before the Series G Transaction, (2) the Fund will have the right to require the company to repurchase the Fund's shares of Series G Preferred for the amount invested plus accrued dividends, and (3) the shares and warrants issued to directors and officers in the Series G Transaction will be cancelled and their investment will be returned. These limitations and requirements will be lifted if, but only if, stockholders approve and ratify the Series G Transaction.

VOTING AGREEMENT

     Z-Tel and several of our major stockholders, all of whom are sophisticated investors very familiar with Z-Tel, our business, and our financial condition and results of operations, entered into a Voting Agreement. The Voting Agreement requires those stockholders to vote in favor of the Series G Transaction. Those stockholders collectively hold more than 50% of Z-Tel's voting shares. Accordingly, we believe the possibility that the Series G Transaction will not be approved by our stockholders to be extremely remote.

TERMS OF THE INVESTMENT AGREEMENT

     The terms of the Series G Transaction are provided the Investment Agreement. The following is a summary of the material terms of the Investment Agreement. However, we strongly recommend that you carefully read the entire Investment Agreement.

     Parties to the Agreement. The Investment Agreement was entered into on July 2, 2001 between Z-Tel, a private investment fund called The 1818 Fund III, L.P., or simply the Fund, and several individuals all of whom are (or are associated with) members of our Board of Directors or executive officers, including the company's President.

     Investment Commitment. Under the Investment Agreement, on July 2, 2001 the investors agreed to invest up to $17.5 million in the company if requested to do so. Under the Investment Agreement, the company had the right to require the investors to invest in shares of Series G Preferred at any time until September 18, 2001. The investors did not have the authority to determine when or whether they would invest in the company. Whether an investment amount was drawn down under the Investment Agreement was solely at our discretion. In this respect the Investment Agreement was structured similar to a line of credit. In exchange for that commitment, the company agreed to issue the Series G Warrants. Upon signing the Investment Agreement, we became immediately obligated to issue the Series G Warrants, regardless of whether the company ever decided to require the investors to invest in the Series G Preferred. Since entering into the Investment Agreement, Z-Tel has required the investors to invest the full $17.5 million commitment in the company.

     Series G Warrants. The Series G Warrants were issued to induce the Fund and the other investors to enter into the Investment Agreement. The Series G Warrants give the holders of the warrants the right to purchase 3,000,000 shares of common stock for $0.01 per share. The warrants are exercisable for seven years.

     Registration Rights. In connection with its prior investments, the Fund already has certain rights to require the company to register its shares of Z-Tel common stock for sale under the securities laws. Pursuant to the Investment Agreement, similar registration rights have been provided to all purchasers of the Series G Preferred.

     Selection of Additional Director. In connection with previous investments in the company, the Fund already was entitled to designate two members of Z-Tel's Board of Directors. The Investment Agreement allows the Fund to designate an additional independent director. However, any such appointment is subject to the approval of the company's then existing Board of Directors (which shall not be unreasonably withheld). The Fund's appointees are not sufficient to give the Fund control of the Board.

     Amendment of Series E Preferred. As required by the Investment Agreement, we have modified the terms of our outstanding Series E Preferred, all of which is owned by the Fund, to defer the earliest possible optional redemption date for the Series E Preferred, to defer the earliest date on which the Series E Preferred will automatically convert into common stock, and to increase the redemption price payable for the Series E Preferred if redemption occurs in connection with a change in control of Z-Tel.

     Transfer Restrictions. The Investment Agreement places certain transfer restrictions on the Series G Preferred for one year. The Investment Agreement also provides the Fund the right to participate if our current President enters into certain transactions for the sale of a significant portion of his shares.

     Fees and Commissions. The Series G Warrants were issued as a facility fee to induce the Fund and the other investors to enter into the Investment Agreement [In addition, pursuant to an arrangement made in connection with the issuance of our Series E Preferred, we are issuing to Breckenridge Securities Corp., as a finder's fee, warrants to purchase ________ shares of common stock at $_______ per share.]

TERMS OF THE SERIES G PREFERRED

     The terms of the Series G Preferred are established under a Certificate of Designation which is part of Z-Tel's Certificate of Incorporation. The following is a summary of the material terms of the Series G Preferred. However, we strongly recommend that you carefully read the entire Certificate of Designation. The Series G Preferred is not and will not be publicly traded.

     Nonvoting Security. The Series G Preferred has no voting rights whatsoever (except to the extent, if at all, required by law).

     Dividends. The Series G Preferred earns dividends at 12% per annum, accrued quarterly, calculated on a 360 day per year basis. An additional dividend amount is payable in the event of conversion or redemption in connection with a change of control.

     Conversion. The Series G Preferred plus all accrued dividends is convertible in whole or in part at any time, at the option of the holder. The conversion price as of August 31, 2001 was $1.4906 per share of common stock. The conversion price is subject to downward adjustment if the company in the future issues any shares at an effective price that is lower than the then current conversion price, subject to certain exceptions. As of August 31, 2001, the outstanding shares of Series G Preferred were convertible into 11,740,239 shares of common stock.

     In addition, the Series G Preferred will automatically convert into common stock under certain circumstances. After one year, the Series G Preferred will be automatically converted into common stock 30 days after the common stock has closed at prices continuously in excess of $10.00 per share, subject to anti-dilution adjustments, for 20 sequential trading sessions.

     Redemption. If the Series G Preferred is not converted into common stock, we are required to redeem all outstanding Series G Preferred on September 18, 2006. In addition, at any time after September 18, 2002 the Series G Preferred and any accrued dividends thereon may be redeemed in whole but not in part. In the event that the we fail to pay the redemption price, two of our subsidiaries are required to purchase the Series G Preferred from the investors. The redemption price for all outstanding Series G Preferred was $____________ as of August 31, 2001.

     Junior Security; Liquidation Preference. The Series G Preferred is a junior security in that it ranks junior to our other outstanding preferred stock as to liquidation preference and dividends. However, with respect to the common stock, the Series G Preferred is entitled to a liquidation preference generally equal to $100,000 per share, the amount originally paid for the Series G Preferred, plus accrued dividends. No dividends can be paid on the common stock if there are any accrued but unpaid dividends on the Series G Preferred, and no amount can be distributed to common stockholders in connection with a liquidation of the company until the Series G liquidation preference is paid.

     Dilution Protection. Holders of the Series G Preferred have customary protections against dilution of the value of their investment. In particular, if we issues shares of common stock at a price below the Series G Preferred conversion price then in effect (or warrants, options or convertible securities that have the same economic effect), then the conversion price will be reduced to the lower price. Certain stock issuances, including pursuant to our employee stock option plan, do not trigger the protective provisions.

SUMMARY OF CURRENT CAPITAL STRUCTURE

     Common Stock. We have _______________ shares of common stock outstanding. Common stock is our only stock that is publicly traded.

     Series A, B and C Preferred. In prior years we authorized and issued Series A, B and C Preferred. However, none of those shares remain outstanding, and we are not authorized to issue any more Series A, B or C Preferred.

     Series D Preferred. In July 2000, we filed a Certificate of Designation authorizing the issuance of 5.0 million shares of $.01 par value Series D Convertible Preferred Stock ("Series D Preferred"). Since then we have issued 4,688,247 shares of Series D Preferred, all of which remain outstanding, leaving 311,753 shares of authorized but unissued shares of Series D Preferred. All outstanding shares of Series D Preferred have a liquidation preference of $12.00 per share and were initially issued at that price. The Series D Preferred is convertible into common stock at a conversion price of $8.79 per share of common stock, subject to adjustment. There are certain circumstances that provide for a forced conversion of the stock by Z-Tel. As of August 31, 2001, the outstanding shares of Series D Preferred were convertible into 6,400,338 shares of common stock. Series D Preferred is mandatorily redeemable 8 years from the original issue date, has an 8% cumulative dividend payable at times in cash and at times in-kind with additional Series D Preferred, and has certain liquidation preferences and voting rights. The redemption price for all outstanding Series D Preferred was $____________ as of August 31, 2001.

     Series E Preferred. In November 2000, we filed a Certificate of Designation authorizing the issuance of 6.3 million shares of $.01 par value Series E Convertible Preferred Stock ("Series E Preferred"). Since then we have issued 4,166,667 shares of Series E Preferred, all of which remain outstanding, leaving 2,133,333 shares of authorized but unissued shares of Series E Preferred. All outstanding shares of Series E Preferred have a liquidation preference of $12.00 per share and were initially issued at that price. The Series E Preferred is convertible into common stock at a conversion price of $8.42 per share of common stock, subject to adjustment. There are certain circumstances that provide for a forced conversion of the stock by Z-Tel. As of August 31, 2001, the outstanding shares of Series E Preferred were convertible into 5,938,243 shares of common stock. Series E Preferred is mandatorily redeemable 8 years from the original issue date, has an 8% cumulative dividend payable at times in cash and at times in-kind with additional Series D Preferred, and has certain liquidation preferences and voting rights. The redemption price for all outstanding Series D Preferred was $____________ as of August 31, 2001.

     Series F Preferred. In February 2001 we authorized the issuance of shares of Series F Preferred, solely in connection with the adoption of our stockholder rights plan. No shares of Series F Preferred have been issued, and none will be issued unless pursuant to the stockholder rights plan.

     Series G Preferred. In July 2001 we filed a Certificate of Designation authorizing the issuance of 175 shares of $.01 par value Junior Redeemable Convertible Preferred Stock, Series G, or Series G Preferred, as described in this proxy statement. Since then we have issued all 175 authorized shares of Series G Preferred, all of which remain outstanding, leaving no authorized but unissued shares of Series G Preferred.

INTERESTS OF Z-TEL'S DIRECTORS AND OFFICERS IN THE SERIES G TRANSACTION

     As indicated above, the investors in the Series G Preferred, other than the Fund, all are (or are associated with) members of the Board of Directors or executive officers. Our President and CEO is one of the investors. However, these investors are not permitted to convert their shares of Series G Preferred into common stock or exercise their warrants unless and until stockholder approval is obtained. If stockholder approval is not obtained (a possibility which is extremely remote, as indicated above), the participation by these investors will be rescinded, their shares of Series G Preferred and their warrants will be cancelled, and their investment will be returned.

     There is no element of director, officer or employee compensation involved in the Series G Transaction. Although some of our directors and officers participated in the transaction, they did so only as investors, on the same arm's length negotiated basis as all other investors.

     The directors and officers of the company and their associates who participated in the Series G Transaction, and the extent of their participation in the transaction, are as follows:

                                                                                          Shares of
                                                                  Shares of             Common Stock             Shares
                                                             Series G Preferred          Into Which            Covered by
     Name                                Investment               Purchased            Convertible(1)        Series G Warrant
     ----                              --------------        ------------------        --------------        ----------------
     The 1818 Fund III, L.P.(2)        $12,500,000.00              125.0                 8,385,885              2,142,858
     D. Gregory Smith                  $ 2,800,000.00               28.0                 1,878,438                480,000
     Fulmead Ventures Limited(3)       $ 1,000,000.00               10.0                   670,871                171,429
     Jeffrey Bowden                    $   500,000.00                5.0                   335,435                 85,714
     Charles McDonough                 $   250,000.00                2.5                   167,718                 42,857
     N. Dumas Garrett                  $   150,000.00                1.5                   100,631                 25,714
     Charles Hyman                     $   150,000.00                1.5                   100,631                 25,714
     Mark Feighner                     $   150,000.00                1.5                   100,631                 25,714

---------------

(1) Number of shares of common stock into which each person's Series G Preferred was convertible as of August 31, 2001.

(2) Lawrence C. Tucker has shared voting and dispositive power over all shares owned by The 1818 Fund III, L.P., or the "Fund."

(3) Fulmead Ventures Limited is beneficially owned by The Mayer Trust. Eduard J. Mayer is a principal beneficiary of The Mayer Trust. Mr. Mayer disclaims beneficial ownership of these shares as he does not have voting or dispositive power with respect to these shares.

     Please see the discussion under "Security Ownership Of Management And Certain Others" beginning on page ____ for more information regarding security ownership by the persons named in the table above.

     D. Gregory Smith, a founder of Z-Tel, has served as chairman of the board and chief executive officer of Z-Tel since inception. Mr. Smith was a director of Premiere Technologies, Inc. from 1991 to 1997, executive vice president from 1994 to 1997 and vice president from 1991 to 1994. From 1987 to 1991, Mr. Smith was a management and financial consultant with Olympus Telecommunications, Inc. and Olympus Partners, Inc., companies that he founded. Mr. Smith has also held positions with NationsBank of Florida, N.A. and Chase Bank of Florida. Mr. Smith received his B.S. in Commerce from the University of Virginia.

     N. Dumas Garrett has served as senior vice president-finance & administration of Z-Tel since April 2000. From December 1999 through April 2000, he was senior vice president-business development. From 1987 through 1999, he was an officer of Stephens Inc., serving most recently as managing director and senior vice president and head of the technology and telecommunications group. Mr. Garrett has a B.S. in Industrial Engineering from the University of Arkansas and an M.B.A. from the University of Virginia.

     Charles W. McDonough has served as senior vice president-chief technology officer since August 1998 and as a director since November 2000. From 1975 through 1998, he was an employee and then a partner at Andersen Consulting LLP. Mr. McDonough received a B.A. in Industrial Engineering and a M.S. in Industrial Administration from Carnegie Mellon University.

     Eduard J. Mayer has been a director of Z-Tel since July 1998 and vice president-strategic alliances since July 1999. Mr. Mayer holds a Bachelor's degree in Commerce from the University of Windsor and a M.B.A. from New York University.

     Jeffrey A. Bowden, a founder of Z-Tel, has served as a director of Z-Tel since July 1998. Mr. Bowden has been Executive Vice President-Corporate Strategy since September 2000 and director since December 2000 of Pacific Century Cyberworks, Limited. Mr. Bowden is also a director of Softnet Systems, Inc. Mr. Bowden was a director of The Boston Consulting Group, Inc. from 1998 to September 2000. Mr. Bowden was vice president of Bell Atlantic Corporation from 1997 to 1998. Mr. Bowden was a vice president of The Nynex Corporation from 1994 to 1997 and vice president and a director of The Boston Consulting Group, Inc. from 1988 to 1994. Mr. Bowden received his B.S. from the University of Michigan and his M.B.A. from the Harvard Graduate School of Business.

     Mark S. Feighner has been a director of Z-Tel since November 2000. Mr. Feighner was President of GTE Wireless (formerly GTE Mobilnet) from 1995 until his retirement in February 2000. Mr. Feighner has over 28 years experience in the telecommunications industry. Mr. Feigner received a B.S. from Indiana University.

     Charles D. Hyman has been a director of Z-Tel since November 2000. Since 1993, Mr. Hyman has been President of Charles D. Hyman and Company, a private investment advisory firm he founded. Mr. Hyman received a B.A. from the University of Virginia and an M.B.A. from the University of Florida.

     Lawrence C. Tucker has been a director of Z-Tel since November 2000. Mr. Tucker has been with Brown Brothers Harriman & Co., a private investment banking and advisory firm, for 33 years, and was named a General Partner of the firm in 1979. Mr. Tucker received a B.S. from the Georgia Institute of Technology and an M.B.A. from the Wharton School of the University of Pennsylvania.

BOARD RECOMMENDATION

     Your Board of Directors carefully considered the all the terms of the Series G Transaction prior to entering into the transaction. We approved the Series G Transaction because we believed it to be, and we still believe it to be, in the best interest of the company and its stockholders. The Board recommends that you vote for approval and ratification of the Series G Transaction.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE SERIES G TRANSACTION, WHICH IS PROPOSAL NO. 1 ON YOUR PROXY CARD.

               SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHERS

The following table sets forth, as of August 31, 2001 (unless otherwise stated), the number of shares of our common stock, our Series D Preferred, our Series E Preferred and our Series G Preferred beneficially owned by:

- each person who we know to be a beneficial owner of 5% or more of that class or series of stock;

-    each of our directors;

- each of our five highest paid executive officers, including our President and CEO (called our "Named Executive Officers" under federal securities laws; and

-    all executive officers and directors as a group.

                                                         Shares Beneficially Owned and Percentage of Class (1)
                                          ---------------------------------------------------------------------------
                                                                                                                         Percentage
                                                                Series D            Series E         Series G            of Total
                                            Common              Preferred           Preferred        Preferred             Voting
          Beneficial Owner                   Stock       %       Stock(2)    %      Stock (2)    %    Stock(2)      %       Power
          ----------------                  ------       -      ---------    -      ---------    -   ---------      -    ----------
D. Gregory Smith(3)(4) ................   10,314,232    27.9       *         *          *        *      28        16.0
Carol Jane Smith(3)(4) ................    5,500,000               *         *          *        *                           12.9
G/CJ Investments, L.P.(4) .............    5,500,000               *         *          *        *                           12.9
J. Bryan Bunting(5) ...................      529,722               *         *          *        *                            1.2
James A. Kitchen(6) ...................    1,840,278               *         *          *        *                            4.3
Charles W. McDonough(7) ...............                            *         *          *        *     2.5        1.43
N. Dumas Garrett(8) ...................                  *         *         *          *        *     1.5        0.86         *
Mark S. Feighner ......................        9,000     *         *         *          *        *     1.5        0.86         *
Charles D. Hyman ......................       48,117     *         *         *          *        *     1.5        0.86         *
Eduard J. Mayer(9) ....................        2,275     *         *         *          *        *                             *
Buford H. Ortale(10) ..................    3,788,261    10.6    1,304,250   27.82       *        *                            8.5
Jeffrey A. Bowden(11) .................                            *         *          *        *       5        2.86
Lawrence C. Tucker(12) ................   19,480,612    36.4       *         *      4,166,667   100    125       71.43
Brown Brothers Harriman & Co.(12) .....   19,480,612    36.4       *         *      4,166,667   100    125       71.43
Fulmead Ventures Limited(13) ..........                           250,000    5.33       *        *      10        5.71
BA Capital Company, L.P.(14) ..........    1,780,325     5.3       *         *          *        *                            4.2
Gramercy Z-Tel, L.P.(15) ..............    4,636,779    13.1    1,041,666   22.22       *        *                           10.5
Sewanee Z-Tel Partners, L.P.(10) ......    1,956,375     5.5    1,304,250   27.82       *        *                            4.4
Richland Ventures III, L.P.(16) .......    1,875,000     5.3    1,250,000   26.66       *        *                            4.2
Falcon Global Fund, L.P.(17) ..........      500,000     1.5      333,333    7.11       *        *                            1.2
All directors and officers as a group
      (19 persons).....................   23,533,698    52.7    1,304,250   27.82   4,166,667   100                          44.0

---------------

*    Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the aggregate number of shares beneficially owned by the individual stockholders and groups of stockholders described above and the percentage ownership of such individuals and groups, shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this report are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of the other stockholders or groups of stockholders.

(2) Reflects the number of shares of preferred stock owned. The number of shares of common stock into which those shares of preferred stock are convertible is indicated, if applicable, in the footnote(s) corresponding to the names appearing in the table above. At the Special Meeting, shares of Series D and E Preferred will be entitled to cast a number of votes equal to the number of shares of common stock into which those shares of preferred stock could have been converted on the record date for the special meeting, as indicated in the footnotes below. The Series G Preferred, although convertible into common stock, has no voting rights whatsoever (except to the extent, if at all, required by law). The Series G Preferred will not be entitled to vote at the Special Meeting.

(3) The address for each of Mr. and Mrs. Smith is c/o Z-Tel Technologies, Inc., 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602.

(4) D. Gregory Smith and Carol Jane Smith are husband and wife. The number of shares shown for D. Gregory Smith and for Carol Jane Smith each includes all of the shares held by G/CJ Investments, L.P., a Delaware limited partnership, and all shares owned by G/CJ Investments, Inc., a Delaware corporation established and controlled by Mr. and Mrs. Smith that is the sole general partner of G/CJ Investments, L.P. The share amount also includes _____________ shares for Mr. Smith that are deemed to be beneficially owned by him by virtue of certain stock options that are currently exercisable or become exercisable within 60 days. The address of G/CJ Investments, L.P. is 300 Delaware Avenue, Suite 900, Wilmington, DE 19801.

(5) Includes 299,722 shares deemed to be beneficially owned by Mr. Bunting by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(6) Includes 537,805 shares deemed to be beneficially owned by Mr. Kitchen by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(7) Includes 260,427 shares deemed to be beneficially owned by Mr. McDonough by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(8) Includes 164,583 shares deemed to be beneficially owned by Mr. Garrett by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(9) Includes 2,275 shares deemed to be beneficially owned by Mr. Mayer by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days. Does not include 2,348,520 shares of Common Stock and 10 shares of Series G Preferred convertible as of August 31, 2001 into 171,429 shares of Common Stock owned directly by Fulmead Ventures Limited, which is beneficially owned by The Mayer Trust. Mr. Mayer is a principal beneficiary of The Mayer Trust. Mr. Mayer disclaims beneficial ownership of these shares as he does not have voting or dispositive power with respect to these shares.

(10) The number of shares of Common Stock shown for Mr. Ortale and Sewanee Z-Tel Partners, L.P. includes (a) 1,304,250 shares of Series D preferred stock presently convertible into shares of our Common Stock owned by Sewanee Z-Tel Partners, L.P., the general partner of which is a limited liability company of which Mr. Ortale is the principal member, and (b) 652,125 shares deemed to be beneficially owned by virtue of warrants presently convertible by Sewanee Z-Tel Partners, L.P. into shares of our Common Stock. In addition, the number of shares shown for Mr. Ortale includes 158,036 shares held by a general partnership with which Mr. Ortale is affiliated, 68,622 shares held by a trust of which Mr. Ortale is a trustee, and 2,825 shares deemed to be beneficially owned by Mr. Ortale by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(11) Includes 333,497 shares deemed to be beneficially owned by Mr. Bowden by virtue of stock options that are currently exercisable or which become exercisable within 60 days.

(12) Mr. Tucker does not own any shares directly. The number of shares shown for Mr. Tucker and Brown Brothers Harriman & Co. is derived from a
         Schedule 13D filed November 20, 2000 filed jointly by Brown Brothers Harriman & Co., The 1818 Fund III, L.P., T. Michael Long and Lawrence
         C. Tucker, as amended July 12, 2001 and August 9, 2001. Each of these parties is shown to have shared voting and dispositive power with respect to all of the shares shown. Of the shares of Common Stock shown for Mr. Tucker and Brown Brothers Harriman & Co., __________ shares are deemed to be beneficially owned by virtue of ownership of 4,166,667 shares of Series E preferred stock presently convertible into __________ shares of our Common Stock, and 2,083,333 shares are deemed to be beneficially owned by virtue of warrants presently convertible into shares of our Common Stock. The address of Brown Brothers Harriman & Co. is 59 Wall Street, New York, New York 10005.

(13) This information is derived in part from a Schedule 13D dated February 4, 2000 filed jointly by The Mayer Trust, Eduard J. Mayer, Mutual Risk Management Ltd., Mutual Risk Management (Holdings) Limited, Hemisphere Trust (Jersey) Limited, Hemisphere Trustees Limited, Hemisphere Nominees Limited, Hemisphere Investments Limited, and Fulmead Ventures Limited. Each of these parties is shown to have shared voting and dispositive power with respect to all of the shares shown. Eduard J. Mayer disclaims beneficial ownership of the shares shown. The address of Fulmead Ventures Limited is Akara Bldg., 24 Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands.

(14) This information is derived from a Schedule 13D dated February 14, 2000 filed jointly by BA Capital Company, L.P., BA SBIC Management, LLC, BA Equity Management, L.P., BA Equity Management GP, LLC, Walter W. Walker, Jr., and Bank of America Corporation. Each of these parties is shown to have sole voting and dispositive power with respect to all of the shares shown. The address of BA Capital Company, L.P., is 901 Main Street, 22nd Floor, Dallas, TX 75202-3714.

(15) This information is derived from a Schedule 13G dated September 8, 2000 filed jointly by Gramercy Z-Tel L.P., Gramercy Z-Tel LLC and Communicapital Partners (Cayman), L.P. Each of these parties is shown to have shared voting and dispositive power with respect to all of the shares shown. Of the shares of Common Stock shown, 1,041,666 shares are deemed to be beneficially owned by virtue of shares of Series D preferred stock presently convertible into shares of our Common Stock, and 520,833 shares are deemed to be beneficially owned by virtue of warrants presently convertible into shares of our Common Stock. The address of Gramercy Z-Tel L.P. is 712 Fifth Avenue, New York, NY 10019.

(16) Of the shares of Common Stock shown, 1,250,000 shares are deemed to be beneficially owned by virtue of shares of Series D preferred stock presently convertible into shares of our Common Stock, and 625,000 shares are deemed to be beneficially owned by virtue of warrants presently convertible into shares of our Common Stock. The address of Richland Ventures III, L.P. is 200 31st Avenue North, Suite 200, Nashville, TN 37203.

(17) Of the shares of Common Stock shown, __________ shares are deemed to be beneficially owned by virtue of shares of Series D preferred stock presently convertible into shares of our Common Stock, and __________ shares are deemed to be beneficially owned by virtue of warrants presently convertible into shares of our Common Stock. The address of Falcon Global Fund, L.P. is c/o KFAED Investment Department, Box 2921, Safat 13030, Kuwait.

                                 OTHER BUSINESS

         It is not expected that any other matters are likely to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE
                               2002 ANNUAL MEETING

     Stockholder proposals intended to be considered for inclusion in the proxy statement and form of proxy for presentation at our 2002 Annual Meeting of Stockholders must be submitted in writing and received by us on or before January 9, 2002. Address proposals to Z-Tel Technologies, Inc., Attention:
Secretary, 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602. Please note that our bylaws provide that stockholder proposals intended to be presented at an Annual Meeting of Stockholders must be received by us not less than 60 nor more than 90 days before the date of the meeting (unless less than 70 days notice or disclosure of the date of the meeting is given to stockholders, in which case the proposal must be received by us no later than the close of business on the tenth day following the date on which notice was given or public disclosure was made). The specific requirements for submitting such proposals are set forth in our bylaws.

                            FINANCIAL INFORMATION

     We are providing financial information as part of this proxy statemnet. Appendix A includes the financial statements and related notes that were included in our Annual Report on Form 10-K for the year ended December 31, 2000, along with our related Management's Discussion and Analysis of Financial Condition and Results of Operations, or "MD&A," also included in that report. Appendix B includes the financial statements and related notes that were included in our Quarterly Report on Form 10-Q for the quarter ended
March 31, 2001, along with our related MD&A from that report. Appendix C includes the financial statements and related notes that were included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, along with our related MD&A from that report. Those reports all were filed with the Securities and Exchange Commission. You should read that financial information along with the rest of this proxy statement.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has been our independent certified public accountants since 1998. PricewaterhouseCoopers LLP has selected by the Audit Committee as our independent certified public accountants for the year ending December 31, 2001. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Special Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions by stockholders.

                                   APPENDIX A


Financial Statements and Related Notes, and related Management's Discussion and Analysis of Financial Condition and Results of Operations, from our Annual Report on Form 10-K for the year ended December 31, 2000

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         You should read the following discussion together with the "Selected Consolidated Financial Data," financial statements and related notes included in this document. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, those discussed in "Item 1. Business," as well as "Cautionary Statements Regarding Forward-Looking Statements," "Risks Related to our Financial Condition and our Business" and "Risks Related to our Industry," below, and other factors relating to our business and us that are not historical facts. Factors that may affect our results of operations include, but are not limited to, our limited operating history and cumulative losses, uncertainty of customer demand, rapid expansion, potential software failures and errors, potential network and interconnection failure, dependence on local exchange carriers, dependence on third party vendors, dependence on key personnel, uncertainty of government regulation, legal and regulatory uncertainties, and competition. We disclaim any obligation to update information contained in any forward-looking statement.

OVERVIEW

         We are an emerging provider of advanced, integrated telecommunications services targeted primarily to residential subscribers. For management purposes, we are organized into one reportable operating segment. We offer local and long distance telephone services in combination with enhanced communication features accessible through the telephone or the Internet. The nature of our business is rapidly evolving, and we have a limited operating history. As a result, we believe that period-to-period comparisons of our revenues and operating results, including our network operations and other operating expenses as a percentage of total revenue, are not meaningful and should not be relied upon as indicators of future performance. We do not believe that our historical growth rates are indicative of future results.

         Z-Line Home Edition is our principal service offering. Z-Line Home Edition includes low-priced local and long distance (1+) residential telephone services using a customer's existing telephone number, bundled with enhanced features, including caller identification, call forwarding, three-way calling, speed calling, and remote access to long distance calling through our Z-Line Anywhere access card service, the full functionality of the Z-Line Features and, for an additional fee, Internet access. We offer Z-Line Home Edition service, at least on an initial marketing basis, in the following seventeen states: Alabama, Arizona, California, Florida, Georgia, Illinois, Kentucky, Louisiana, Maryland,

Massachusetts, Michigan, New York, Oregon, Pennsylvania, Texas, Virginia, and Washington. We also intend to offer to all of our Z-Line Home Edition subscribers the ability, through our City of America program, to make unlimited long distance telephone calls to other Z-Line Home Edition subscribers for an additional monthly fee.

         We intend to continue to pursue offering Z-Line Home Edition in additional states as soon as favorable pricing and implementation rules are imposed in those states. We are also developing other bundled combinations of our services at varied price points in order to stimulate and expand customer interest in our services. For example, we have begun to offer in five states a lower price version of Z-Line Home Edition that includes fewer bundled long distance minutes and features. Additional long distance minutes and features are being offered separately for an additional monthly fee.

         Z-Line Anywhere is our access card service that allows a customer to make long-distance calls using our network from any phone simply by dialing a local access or toll-free 1-800 number. No change in phone service is required. Subscribers of Z-Line Anywhere also receive the full functionality of our Z-Line Features. Z-Line Anywhere customers are billed monthly in arrears, and the associated revenue is recognized in the month of service. Z-Line Anywhere is available nationwide, although we are not actively marketing the service.

         Touch 1 Long Distance is a usage-based service that allows customers to use us as their primary long distance calling provider to complete their residential long distance (1+) calls. Touch 1 Long Distance is available nationwide, although we are not actively marketing the service.

         We completed the acquisition of Touch 1 Communications, Inc. ("Touch 1"), on April 14, 2000. The purchase price of Touch 1 consisted of 1.1 million shares of our common stock and $9.0 million in cash. Touch 1 provides employees in sales, provisioning, and customer service. We anticipate that this acquisition will provide operating efficiencies and lower customer acquisition costs. We believe that Touch 1 also has provided us with the opportunity to further grow our back-office operations to provide capacity for market entry into new states.

         We used the purchase accounting method for our acquisition of Touch 1. Therefore, the below discussions of the results of operations and liquidity and capital resources do not include any discussions regarding Touch 1 prior to our acquisition of Touch 1, which is treated as being closed for accounting purposes, on April 1, 2000. This treatment is in accordance with the adoption of the purchase method of accounting. A pro forma discussion and schedule is included in Footnote 3 to the financial statements, which displays the pro forma operations information of us and Touch 1 for the years ended December 31, 2000 and 1999.

RESULTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2000 COMPARED TO YEAR ENDED DECEMBER 31, 1999


         REVENUE. Revenue increased by $171.1 million to $177.7 million for the year ended December 31, 2000, compared to $6.6 million last year. The increase is attributable to the average Home Edition customer count of 190,000 for the year ended December 31, 2000, compared to 20,000 for the same period in the prior year. The purchase of Touch 1 provided an additional increase in revenue of $30.0 million from its existing 1+ long-distance offering for the year ended December 31, 2000. The following tables outline the approximate number of subscriber lines for Z-Line Home Edition, Z-Line Anywhere and Touch 1 (1+) long distance services as of the end of the period:


TYPE OF SERVICE                         December 31, 2000   December 31, 1999
-------------------------------------   -----------------   ------------------

Z-Line Home Edition                           340,000             40,000
Z-Line Anywhere and Touch 1 (1+)
   Long Distance Services                     255,000             26,000


         NETWORK OPERATIONS. Network operations expense increased by $100.6 million to $107.1 million for the year ended December 31, 2000, compared to $6.5 million last year. The gross margin increased to 39.7% for the year ended December 31, 2000, compared to 1.46% for the prior year. The network operations expense primarily consists of fixed and variable transmission expenses for interconnection agreements with incumbent local exchange carriers (ILECs), service level agreements with inter-exchange carriers (IXCs), and transmission services based on tariff arrangements. The increase in network operation expenses and improved margins is the result of our subscriber growth.

         SALES AND MARKETING. Sales and marketing expense increased $36.1 million to $45.0 million for the year ended December 31, 2000, compared to $8.9 million last year. The sales and marketing expense primarily consists of telemarketing, direct mail, brand awareness advertising, agent commission and salaries and benefits paid to employees engaged in sales and marketing activities.

         The increase in sales and marketing expense is attributable to entering new states more rapidly than anticipated, which drove increased telemarketing, direct mail efforts, and brand awareness. We also launched a marketing campaign for our City of America service that provides unlimited calling between Z-Line Home Edition members, for an additional monthly fee. This campaign has been introduced in Texas and is expected to be rolled out to all of the other states in which we offer Z-Line Home Edition service.

         We are focusing our sales and marketing efforts toward lower acquisition costs per subscriber for 2001. We have reduced our direct mail campaigns that resulted in higher than anticipated acquisition costs. We believe the roll-out of the City of America campaign to all states in which we offer Z-Line Home Edition, coupled with the introduction of our online sales channel and electronic agent program, should contribute to lower acquisition costs. We will continue to build our overall awareness of our "Z" brand, and continue to explore alliances and ventures with other companies. Although acquisition cost is expected to decrease per subscriber in 2001, the overall sales and marketing expenditures will increase over last year as a result of increased subscribers.

         RESEARCH AND DEVELOPMENT. Research and development expenses increased $4.7 million to $8.3 million for the year ended December 31, 2000, compared to $3.6 million last year. Our research and development expenses consist primarily of salaries and benefits paid to employees engaged in research and development activities and outside third party development costs.

         The enhancement of our current product offerings, development of new products and services and internal use software development have contributed to increased research and development costs for the year ended December 31, 2000. We introduced Z-Alerts during 2000 and will continue to develop new product offerings. We adopted the provisions of Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use," at the beginning of 1999. As a result, $3.1 and $0.5 million of salary and related costs for research and development relating to the development of internal use software was capitalized, rather than expensed, for the years ended December 31, 2000 and 1999, respectively.

         Research and development will continue to play an important role in our operations and customer support. We built an electronic gateway that was substantially completed in December 2000 that will increase our efficiency to provision and perform other services for our customers in 2001. This technology improvement led to a staff reduction in 2001 that should decrease some payroll related general and administrative expenses. In addition to assisting with operations, our research and development team is working to develop speech recognition and other new service offerings and pricing plans which provide customers with more options and reasons to become and remain our customers.

         GENERAL AND ADMINISTRATIVE. General and administrative expense increased $74.8 million to $91.3 million for the year ended December 31, 2000, compared to $16.5 million last year. Increased expenses in employee salaries, temporary services, bad debt expense, billing and collection expense, occupancy costs, and provisioning costs were necessary to support the growth we experienced.

         The acquisition of Touch 1 and an increase of approximately 300,000 net subscriber lines in 2000 contributed to increased general and administrative expense. We increased our capacity for back-office operations to provide for our growth, and introduced our Z-Line Home Edition offering to eleven new states in 2000. The later than expected implementation of our electronic gateway and the overall increase in bad debts from increased customers were all contributing factors to our increased general and administrative expenses.

         We anticipate general and administrative expenditures will continue to increase in the future to support our increase in subscriber lines, expanding services and entrance into new states. We have experienced an improved operating efficiency from the development of our electronic gateway and other improvements to our customer provisioning, customer billing, and collection efforts. We expect these efforts will provide us with efficiencies that will allow us to provide an overall reduced cost per subscriber.

         DEPRECIATION AND AMORTIZATION. Depreciation and amortization expense increased $12.8 million to $17.2 million for the year ended December 31, 2000, compared to $4.4 million last year. The increase in depreciation and amortization is a result of the acquisition of Touch 1 and our purchases of equipment. Intangible assets, which are composed of $9.2 million and $58.6 million allocated to customer lists and goodwill, respectively, and amortized over 5 and 20 year lives, respectively, resulted in amortization of $3.6 million for the year ended December 31, 2000. In addition, the purchase of computer equipment, switching equipment, furniture and leasehold improvements required to maintain our growth and expand our operations has also contributed to the increased depreciation and amortization expense for the year ended December 31, 2000. Although we are not a facilities based provider, we expect incremental increases to depreciation and amortization to continue to increase as our subscriber base increases.

         INTEREST AND OTHER INCOME. Interest and other income increased $4.9 million to $5.5 million for the year ended December 31, 2000, compared to $0.6 million last year. Interest and other income consists of income from interest earned from our cash balance and any gains from the sale of investments or securities. The increase was primarily due to a $2.7 million gain on the sale of an equity investment in 2000. The remaining increase in 2000 is a result of larger cash reserves from our initial public offering and our Series D and E Preferred shares offerings. We raised net proceeds of $109.1 million after underwriting discounts and commissions in our initial public offering in late December 1999, and net proceeds of $55.9 and $49.0 million in our Series D and E Preferred share offerings during 2000, respectively.

         INTEREST AND OTHER EXPENSE. Interest and other expense decreased $1.1 million to $2.3 million for the year ended December 31, 2000, compared to $3.4 million last year. Our interest expense is a result of the interest charged on our capital lease and other debt obligations. We anticipate interest expense to increase in the future as a result of our assumption of debt from the Touch 1 acquisition and the borrowing of money to support operations through potential new funding sources.

         INCOME TAX EXPENSE. No provision for federal or state income taxes has been recorded due to the full valuation allowance recorded against the deferred tax asset for the year ended December 31, 2000 and last year.

         NET LOSS. Our net loss increased $52.0 million to $88.0 million for the year ended December 31, 2000, compared to $36.0 million last year. This increase was due primarily to the increases in expenses described above.

         NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS. Our net loss attributable to common stockholders increased $74.1 million to $111.7 million for the year ended December 31, 2000, compared to $37.6 million for the same period in the prior year. This increase was due primarily to the increases in expenses described above and the issuance of the Series D and E Preferred. In conjunction with the Series D and E Preferred we incurred $23.7 million of non-cash charges relating to net loss attributable to common stockholders in 2000. The non-cash charges relating to a beneficial conversion, cumulative dividend and preferred stock accretion were composed of $20.0, $1.1 and $2.5 million compared to $0.0, $1.7, and $0.0 million, for the years ended December 31, 2000, 1999 and the period January 31, 1998 (Inception) through December 31, 1998, respectively. In November 2000, the Emerging Issues Task Force 00-27 "Application of Issue No. 98-5 to Certain Convertible Instruments" required that all beneficial conversions be calculated using the "accounting conversion price" method. The Company recorded a $12.6 million cumulative catch-up adjustment, included in the $20.0 million beneficial conversion as a result of the Securities and Exchange Commission requiring retroactive application of this method.

         EBITDA. Many securities analysts use the measure of earnings before deducting interest, taxes, depreciation and amortization, also commonly referred to as "EBITDA," as a way of evaluating our financial performance. EBITDA is not a measure under generally accepted accounting principles, is not meant to be a replacement for generally accepted accounting principles and should not be considered an alternative to net income as a measure of performance or to cash flows as a measure of liquidity. We have included EBITDA data because it is a measure commonly used in the telecommunications industry and is presented to assist in understanding our operating results. Our negative EBITDA increased $45.1 million to $74.0 million for the year ended December 31, 2000, compared to $28.9 million last year. We expect to achieve positive EBITDA on a monthly basis during late second quarter or early third quarter of 2001. The positive EBITDA will primarily be attributed to increases in subscribers and operating efficiencies.

Comparison of the year ended December 31, 1999 and the period January 15, 1998 (Inception) through December 31, 1998:

         REVENUE. Revenue increased by $6.5 million to $6.6 million for the year ended December 31, 1999, compared to $0.1 million for the period January 15, 1998 (Inception) through December 31, 1998. The following tables outline the approximate number of subscriber lines for Z-Line Home Edition and Z-Line
Anywhere:


TYPE OF SERVICE                    DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------    -----------------    -----------------

Z-LINE HOME EDITION                     40,000                   0
Z-LINE ANYWHERE                         26,000               5,800


         NETWORK OPERATIONS. Network operations expense increased by $6.1 million to $6.5 million for the year ended December 31, 1999, compared to $0.4 million for the period January 15, 1998 (Inception) through December 31, 1998. The increase in network operations expense was due primarily to growth in the number of subscribers resulting from the introduction of our Z-Line Home Edition services.

         SALES AND MARKETING. Sales and marketing expense increased $6.7 million Compared to $8.9 million for the year ended December 31, 1999, compared to $2.2 million for the period January 15, 1998 (Inception) to December 31, 1998. The increase in sales and marketing expense is attributable to our expanded sales and marketing efforts to increase our subscribers. We increased our telemarketing and advertising expenses in 1999 in connection with the introduction of our Z-Line Home Edition service. To meet the demands of our growth we increased our personnel in this department from approximately 10 at December 31, 1998 to approximately 20 at December 31, 1999. This increase is also attributable to the fact that marketing of our services did not begin in earnest until the fourth quarter of 1998.

         RESEARCH AND DEVELOPMENT. Research and development expenditures decreased $1.1 million to $3.6 million for the year ended December 31, 1999, compared to $4.7 million, for the period January 15, 1998 (Inception) to December 31, 1998. We adopted the provisions of Statement of Position (SOP) 98-1, "Accounting for the

Cost of Computer Software Developed or Obtained for Internal Use," at the beginning of 1999. As a result, $0.5 million of salary and related costs for research and development relating to the development of internal use software was capitalized, rather than expensed, for the year ended December 31, 1999, compared to $0 for the period January 15, 1998 (Inception) through December 31, 1998.

         In 1998, we expensed internal software development costs, as we were developing our Z-Line Anywhere and Z-Line Home Edition services and had not fulfilled the requirements for capitalization. The development of our Z-Line Home Edition, and the integration of our customer care and billing software required significant expenditures from employee compensation and outside consulting fees. These efforts were spent adding functionality and making significant enhancements to our technology. A portion of these services and purchases of software were capitalized in 1999 compared to 1998, as a result of the adoption of SOP 98-1 discussed in the prior paragraph, causing research and development expenses to decrease in 1999.

         GENERAL AND ADMINISTRATIVE. General and administrative expense increased $11.8 million to $16.5 million for the year ended December 31, 1999, compared to $4.7 million for the period January 15, 1998 (Inception) to December 31, 1998. The increase in general and administrative expense was primarily due to increases in its primary components of employee salaries, temporary services, bad debt expense, and occupancy costs.

         We increased the number of employees in general and administrative functions to 83 employees at December 31, 1999, from 22 employees at December 31, 1998. We increased our provision for bad debts during 1999, primarily because of our increase in subscribers for the year. We have implemented revised credit policies and are closely monitoring collection procedures to help minimize these expenses in the future. We have increased our leased facilities utilized to meet our increased personnel and growing need for infrastructure to support our current and future needs.

         DEPRECIATION AND AMORTIZATION. Depreciation and amortization expense increased $3.1 million to $4.4 million for the year ended December 31, 1999, compared to $1.3 million for the period January 15, 1998 (Inception) through December 31, 1998. The increase was due to purchases of equipment, facilities, and the capitalized costs associated with internal software development totaling $21.2 million for the year-ended December 31, 1999, compared to $11.4 million for the period January 15, 1998 (Inception) through December 31, 1998.

         INTEREST AND OTHER INCOME. Interest and other income increased $0.4 million to $0.6 million for the year ended December 31, 1999, compared to $0.2 million for the period January 15, 1998 (Inception) through December 31, 1998. This increase was due primarily to the closing of two private securities offerings in 1999 and our initial public offering on December 15, 1999, which offering provided net proceeds of $109.1 million after underwriting discount and commissions. These transactions in 1999 provided for larger cash balances compared to 1998.

         INTEREST AND OTHER EXPENSE. Interest and other expense increased $3.2 million to $3.4 million for the year ended December 31, 1999, compared to $0.2 million for the period January 15, 1998 (Inception) through December 31, 1998. The increase in our interest expense is primarily a result of our payments on the CMB Capital, LLC sale-leaseback agreement. We anticipate a reduction in the amount of interest expense in the future due to the extinguishment of our CMB Capital, LLC $35.2 million revolving sale-leaseback credit facility on February 14, 2000.

         INCOME TAX EXPENSE. No provision for federal or state income taxes has been recorded due to the full valuation allowance recorded against the deferred tax asset for the year ended December 31, 1999 and the period January 15, 1998 (Inception) through December 31, 1998.

         NET LOSS. Our net loss increased $22.9 million to $36.0 million for the year ended December 31, 1999, compared to $13.1 million for the period January 15, 1998 (Inception) through December 31, 1998. This increase was due primarily to the increases in expenses described above.

         NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS. Our net loss attributable to common stockholders increased $24.3 million to $37.6 million for the year ended December 31, 1999, compared to $13.3 million for the period January 15, 1998 (Inception) through December 31, 1998. This increase was due primarily to the increases in expenses described above. The non-cash charges relating to preferred stock dividends and accretion was $1.7 and $0.2 million for the year ended December 31, 1999 and the period January 15, 1998 (Inception) through December 31, 1998, respectively.

         EBITDA. Many securities analysts use the measure of earnings before deducting interest, taxes, depreciation and amortization, also commonly referred to as "EBITDA," as a way of evaluating our financial performance. EBITDA is not a measure under generally accepted accounting principles, is not meant to be a replacement for generally accepted accounting principles and should not be considered an alternative to net income as a measure of performance or to cash flows as a measure of liquidity. We have included EBITDA data because it is a measure commonly used in the telecommunications industry and is presented to assist in understanding our operating results. Our negative EBITDA increased $17.0 million to $28.9 million for the year ended December 31, 1999, compared to $11.9 million for the period January 15, 1998 (Inception) through December 31, 1998.

LIQUIDITY AND CAPITAL RESOURCES

         The competitive local telecommunications service business is traditionally considered to be a capital intensive business owing to the significant investments required in fiber optic communication networks and the co-location of switches and transmission equipment in incumbent local exchange carriers' central offices. Although we will continue our capital expenditures we do not expect the growth of our business will require the levels of capital investment in fiber optics and switches that existed in historical telecommunications facilities based models. Instead, we will devote significant amounts of our capital resources to continued operations, software development and marketing efforts that we have designed to achieve rapid penetration of our target markets.

         We have incurred accumulated losses since our inception as a result of developing our business, research and development, building and maintaining network infrastructure and technology, sales and promotion of our services, and administrative expenditures. As of December 31, 2000, we had an accumulated deficit of $137.1 million, net operating loss carryforward of $172.0 million, and $46.7 million in cash and cash equivalents. We have funded these expenditures primarily through operating revenues, private securities offerings, a sale-leaseback credit facility, receivables credit facility and an initial public offering of 6.9 million shares of common stock (including the underwriters' over-allotment option) that raised net proceeds of $109.1 million after underwriting discounts and commissions. We intend to continue building our organization in anticipation of future growth and believe that our operating expenditures will also continue to increase.

         On February 14, 2000, we paid $14.0 million to extinguish the outstanding CMB Capital, LLC capital lease obligation and purchase the related assets. This was the repayment of transactions involving the sale-leaseback of various furniture and equipment payable over four years from the date of the transactions. This transaction accounted for a $1.6 million increase in the carrying value of our assets, resulting from the payments made to terminate the lease and the carrying value of our capital lease obligation. This $1.6 million was added to the value of the assets purchased and is depreciated over the estimated remaining lives in accordance with FASB Interpretation No. 26, Accounting for Purchase of a Leased Asset by the Lessee during the Term of the Lease, an interpretation of FASB Statement No. 13.

         On April 14, 2000, we completed the acquisition of Touch 1 for approximately $9.0 million in cash and 1.1 million shares of our common stock. The Touch 1 acquisition was accounted for using the purchase method of accounting. The acquisition of Touch 1 resulted in a total of $67.8 million of intangible assets, consisting of $9.2 million for customer lists and $58.6 million for goodwill, being amortized over 5 and 20 years, respectively.

         In July 2000, we filed a Certificate of Designation authorizing the issuance of 5.0 million shares of $.01 par value Series D Convertible Preferred Stock ("Series D Preferred"). We have received aggregate proceeds of approximately $56.3 million in connection with the sale of 4,688,247 shares of Series D Preferred at a price of $12.00. The deal costs associated with the transaction were approximately $0.4 million. The Series D Preferred is convertible at a conversion price of $12.00, which price is subject to adjustment, into common stock at the option of the holder (i.e., initially convertible on a one-for-one basis); however, there are certain circumstances that provide for a forced conversion of the stock by us. Series D Preferred is mandatorily redeemable 8 years from the original issue date, has an 8% cumulative dividend payable at times in cash and at times with in-kind contributions of additional Series D Preferred and has certain liquidation preferences and voting rights. Each purchaser of Series D Preferred received a warrant to purchase a number of shares of our common stock equal to one-half of the amount of Series D Preferred purchased by such investor. Each warrant is exercisable at a price of $13.80 per share subject to certain adjustments.

         In July 2000, we entered into an accounts receivable facility with RFC Capital Corporation, a division of Textron, Inc. ("RFC"), providing for the sale of certain of our accounts receivable to RFC. RFC has agreed to purchase up to $25.0 million of our accounts receivable, with provisions for a commitment of up to $50.0 million, subject to successful syndication of the receivables sales program by RFC. We sold $1.4 million of receivables, for net proceeds of $0.8 million, for the year ended December 31, 2000. We recorded a loss of 0.6 million for the sale of these receivables during 2000. We did not have any other transactions relating to this facility in 2000.

         In July 2000, we also entered into an agreement with a service firm to provide various content and new service offerings through the telephone. Under this agreement we have invested $3.0 million in 2000 and are committed to an additional $4.0 million in cash payments for future services. This contract provides for early termination under certain circumstances with adjustments of the commitments.

         In August 2000, we entered into an agreement with a service firm to outsource customer provisioning through electronic bonding with incumbent local exchange carriers. Under this agreement, we paid $0.5 million in 2000 and have committed to the following minimum cash payments subject to certain adjustments of $4.0, $7.7, and $9.0 million for the years ended December 31, 2001, 2002 and 2003, respectively. The payment of these fees are subject to the successful completion by the service firm of certain obligations in the future. This contract provides for various termination arrangements with related severance fees.

         In November 2000, we filed a Certificate of Designation authorizing the issuance of approximately 6.3 million shares of $.01 par value Series E Convertible Preferred Stock ("Series E Preferred"). We received net proceeds of approximately $50.0 million in connection with the sale of 4,166,667 shares of Series E Preferred at a price of $12.00. The purchaser of Series E preferred received a warrant to purchase a number of shares of our common stock equal to one-half of the amount of Series E Preferred purchased by such investor. The purchaser of Series E Preferred has the option, for ninety days after the initial closing, to purchase (or designate another person who intends to purchase) an additional 2,083,333 shares of Series E Preferred along with a warrant to purchase 1,041,667 shares of our common stock, for approximately $25.0 million, this option expired unexercised in February 2001. Series E Preferred is convertible at a conversion price of $12.00, which price is subject to adjustment, into common stock at the option of the holder (i.e., initially convertible on a one-for-one basis); however, there are certain circumstances that provide for a forced conversion of the stock by us. Series E Preferred is mandatorily redeemable 8 years from the original issue date, has an 8% cumulative dividend payable in cash and has certain liquidation preferences and voting rights. Each warrant is exercisable at a price of $13.80 per share subject to certain adjustments.

         In December 2000, we sold marketable securities we had purchased for $0.8 million. This sale resulted in a gain of $2.7 million and provided $3.5 million to support operations.

         We received cash of $0.8 and $2.4 million of notes receivable from stockholders for common stock and the exercise of stock options, respectively, for the year ended December 31, 2000.

         The purchase of Touch 1 included the assumption of $38.0 million in liabilities. We had payments on long-term debt and capital lease obligations totaling $22.9 million for the year ended December 31, 2000.

         Our capital expenditures for 2000 were $34.2 million, exclusive of $8.9 million to purchase Touch 1. These outlays supported the addition of 300,000 Z-Line Home Edition subscribers during 2000. Our ongoing capital requirements will depend on several factors, including market acceptance of our services, the amount of resources we devote to investments in our networks, facilities, build-out of additional enterprise management centers, services development and brand promotions, the resources we devote to sales and marketing of our services, and other factors. We have experienced an increase in our capital expenditures consistent with the growth in our operations and staffing. We expect to make additional investments in technologies and our network architecture to the extent that we experience growth in the future.

         We have $20.4 million of fixed rate related party debt that is primarily payable in monthly installments through 2004. We have a $3.0 million balloon payment due in May 2001 and are in the process of attempting to re-finance the terms of such debt. We will make investments in sales and marketing to build our overall "Z" brand and build awareness about our City of America and lower priced service offerings in an attempt to attract new customers. We will focus on what we expect to be more efficient marketing channels such as our on-line agent program and expect to lower acquisition costs per customer. In the first quarter of 2001 we eliminated approximately 20% of our workforce through a formal reduction in force, hiring freeze, and normal attrition. We expect the above and other factors to result in the achievement of positive EBITDA on a monthly basis during late second quarter or early third quarter of 2001 and positive cash flow from operations sometime thereafter. We believe that we have sufficient funding to execute our current business plan; however, any acceleration or change to the business plan may require additional equity or debt financing which may not be available on attractive terms, or at all, or may be dilutive.

NEW ACCOUNTING PRONOUNCEMENTS

         The new accounting pronouncements in footnote one of our Consolidated Financial Statements are incorporated by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         The forward-looking statements in this document are based on the belief of our management, as well as assumptions made by and information currently available to our management. Forward-looking statements also may be included in other written and oral statements made or released by us. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. The words "believe," "anticipate," "intend," "expect," "estimate," "project" and similar expressions are intended to identify forward-looking statements. Forward-looking statements describe our expectations today of what we believe is most likely to occur or may be reasonably achievable in the future, but they do not predict or assure any future occurrence and may turn out to be wrong. Forward-looking statements are subject to both known and unknown risks and uncertainties and can be affected by inaccurate assumptions we might make. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially. We do not undertake any obligation to publicly update any forward-looking statements to reflect new information or future events or occurrences. These statements reflect our current views with respect to future events and are subject to risks and uncertainties about us, including, among other things:

         o our ability to market our services successfully to new subscribers;

         o our ability to access markets and finance network developments and operations;

         o our enhancement and expansion, including consumer acceptance of new price plans and bundled offerings;

         o   additions or departures of key personnel;

         o competition, including the introduction of new products or services by our competitors;

         o existing and future regulations affecting our business and our ability to comply with these regulations;

         o our reliance on the Regional Bell operating company's systems and provisioning processes;

         o   technological innovations;

         o general economic and business conditions, both nationally and in the regions in which we operate; and

         o other factors described in this document, including those described in more detail below.

         We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this document.

RISKS RELATED TO OUR FINANCIAL CONDITION AND OUR BUSINESS

         LIMITED OPERATING HISTORY. We were formed in January 1998 and began offering telecommunications services to the public in September 1998. We have had fewer than three years of actual marketing, sales and operational results. Our limited operating history and results make it very difficult to evaluate or predict our ability to, among other things, retain customers, generate and sustain a revenue base sufficient to cover our operating expenses, and to achieve profitability. As a result, we believe that our historical financial information is of little or no value in projecting our future results, making it even more difficult to evaluate our business and prospects.

         UNCERTAIN DEMAND. We initially began to market our products and services in September 1998. In June 1999, we focused our product offering on sales of our Z-Line Home Edition service. Our products and services represent an emerging sector of the telecommunications industry, and the demand for our services and our ability to retain customers over time are highly uncertain. Consumer acceptance of our products and services could be limited by:

         o the willingness of customers to accept Z-Tel as an alternative provider of local and long distance telephone services and of other enhanced, integrated services;

         o the presence and attractiveness of other enhanced telecommunications service offerings in our target markets;

         o   the perception of complexity in using our services;

         o   the reliability of our technology and network infrastructure;

         o   the quality of our customer service; and

         o   the prices of our services.

         We have determined that substantial marketing effort, time and expense are required to stimulate initial demand for our products and services. In addition, we have incurred and will continue to incur substantial operating expenses, have made, and will continue to make, significant capital investments and have entered or plan to enter into real property leases, equipment supply contracts and service arrangements, in each case based upon our expectations as to the market acceptance of our products and services. We cannot be certain that substantial markets will develop for our products and services, or, if such markets develop, that we will be able to attract and maintain a sufficient revenue-generating customer base to cover our operating expenses. Lack of acceptance of our services in our target markets would materially and adversely affect the commercial viability of our business, and as a consequence, the value of your investment.

         In addition, to maintain our competitive posture, we must be in a position to reduce the prices for our services in order to meet reductions in local and long distance rates, if any, offered by others. We cannot be sure that we will be able to match the reductions made by our competitors and, if we do, such reductions could have an adverse effect on our business, operating results and financial condition.

         EXPECTATION OF FUTURE LOSSES. Our product and service offerings are at an early stage, and we cannot be sure that sales of our products or services will generate revenues sufficient to cover our operating expenses. Therefore our operations may not become profitable within the time frame we expect or at all. Starting up our company and developing our communications technology required substantial capital and other expenditures and further development of our business will require significant additional expenditures.

         AVAILABILITY AND FAVORABLE PRICING OF UNBUNDLED NETWORK COMPONENTS. Our business strategy depends on a continued availability of unbundled network components and on existing and additional states maintaining and adopting favorable pricing rules for unbundled network components. The public utilities commissions of certain states have adopted pricing rules for unbundled network components. As a result of these regulatory initiatives, the Bell operating companies operating in those states are required to offer to competitive local exchange carriers such as us, at forward-looking, long-run incremental cost-based prices, the facilities and equipment and the features, functions and capabilities of their local exchange network on an unbundled basis. We have commenced operations in seventeen states using unbundled network components. However, given that the FCC order permitting unbundled network components is subject to further appeal, we cannot be certain that unbundled network components will continue to be available in their present form in those states or other states or that such other states will ever adopt favorable unbundled network components pricing. Further regulatory changes may adversely affect unbundled network components or our Z-Line Home Edition strategy. Our business model is based, in part, on availability and favorable pricing of the unbundled network components, and any adverse changes in the unbundled network elements platform regulatory or competitive environment could have a material adverse effect on our business, financial condition and results of operations.

         RAPID EXPANSION. We have rapidly expanded our operations since we were formed. We expect to grow our business rapidly in terms of the number of services we offer, the number of customers we serve and the regions we serve. We cannot assure you that we will successfully manage our efforts to:

         o   expand, train, manage and retain our employee base;

         o expand and improve our customer service and support systems and improve the performance of billing systems;

         o introduce and market new products and services and new pricing plans in addition to Z-Line Home Edition and our other service offerings;

         o   enhance and upgrade the features of our software;

         o   capitalize on new opportunities in the competitive marketplace;
             and

         o   control our expenses.

         The strains posed by these demands are magnified by the start-up nature of our operations. If we cannot manage our growth effectively, our results of operations could be adversely affected.

         DIFFICULTIES IN EXPANDING NETWORK INFRASTRUCTURE. We must continue to develop, expand and adapt our network infrastructure as the number of our users and the amount of information they wish to access and transfer increases and as our customers' demands change. We cannot be sure that we will be able to develop, expand or adapt the network infrastructure to meet additional demand or our customers' changing requirements on a timely basis, at a commercially reasonable cost, or at all. If we fail to expand our network infrastructure on a timely basis or adapt it to either changing customer requirements or evolving industry standards, these failures could cause our business to perform poorly.

         ABILITY TO RESELL LONG DISTANCE SERVICES. We offer long distance telephone services as part of our service packages. We currently have agreements with various long distance carriers to provide transmission and termination services for all of our long distance traffic. These agreements generally provide for the resale of long distance services on a per-minute basis and contain minimum volume commitments. In cases in which we have agreed to minimum volume commitments and fail to meet them, we will be obligated to pay underutilization charges. In some instances, if we incur underutilization charges, our basic rate will increase, which could further adversely affect our operating results.

         RISK OF SOFTWARE FAILURES AND ERRORS. The software that we use and the software that we have developed internally and are continuing to develop may contain undetected errors. Although we have extensively tested our software, errors may be discovered in the software during the course of its use. Any errors may result in partial or total failure of our network, loss or diminution in service delivery performance, additional and unexpected expenses to fund further product development or to add programming personnel to complete or correct development, and loss of revenue because of the inability of customers to use our products or services, which could adversely affect our business condition.

         PROTECTION OF PROPRIETARY TECHNOLOGY. We currently rely on a combination of copyright, trademark and trade secret laws and contractual confidentiality provisions to protect the proprietary information that we have developed. Our ability to protect our proprietary technology is limited, and we cannot assure you that our means of protecting our proprietary rights will be adequate or that our competitors will not independently develop similar technology. Also, we cannot be certain that the intellectual property that incumbent local exchange carriers or others claim to hold and that may be necessary for us to provide our services will be available on commercially reasonable terms. If we were found to be infringing upon the intellectual property rights of others, we might be required to enter into royalty or licensing agreements, which may be costly or not available on commercially reasonable terms. If successful, a claim of infringement against us and our inability to license the infringed or similar technology on terms acceptable to us could adversely affect our business.

         DEPENDENCE ON INFORMATION SYSTEMS. Our billing, customer service and management information systems are newly developed and we may face unexpected system difficulties, which would adversely affect our service levels and, consequently, our business.

         Sophisticated information and processing systems are vital to our ability to monitor costs, render monthly invoices for services, process customer orders and achieve operating efficiencies. We rely on internal systems and third party vendors, some of which have a limited operating history, to provide our information and processing systems. If our systems fail to perform in a timely and effective manner and at acceptable costs, or if we fail to adequately identify all of our information and processing needs or if our related processing or information systems fail, these failures could have a material adverse effect on our business.

         In addition, our right to use third party systems is dependent upon license agreements. Some of these agreements are cancelable by the vendor, and the cancellation or nonrenewal of these agreements could seriously impair our ability to process orders or bill our customers. As we continue to provide local telephone service, the need for sophisticated billing and information systems will also increase significantly and we will have significant additional requirements for data interface with incumbent local exchange carriers and others. We cannot be certain that we will be able to meet these additional requirements.

         NETWORK FAILURE. The successful operation of our network will depend on a continuous supply of electricity at multiple points. Although the system that carries signals has been designed to operate under extreme weather conditions (including heavy rain, wind and snow), like all other telecommunications systems, our network could be adversely affected by such conditions. Our network, however, is equipped with a back-up power supply and our existing network operations center is equipped with both a battery backup and an on-site emergency generator. If a power failure causes an interruption in our service, the interruption could negatively impact our operations.

         Our network also may be subject to physical damage, sabotage, tampering or other breaches of security (by computer virus, break-ins or otherwise) that could impair its functionality. In addition, our network is subject to unknown capacity limitations that may cause interruptions in service or reduced capacity for our customers. Any interruptions in service resulting from physical damage or capacity limitations could cause our systems to fail.

         NETWORK INTERCONNECTION. As a competitive provider of local telephone service, we must interconnect our network with the networks of incumbent local exchange carriers. We may not be able to obtain the interconnection we require at rates and on terms and conditions that permit us to offer services that are both competitive and profitable. In the event that we experience difficulties in obtaining high quality, reliable and reasonably priced services from other carriers, the attractiveness of our services is likely to be significantly impaired.

         DEPENDENCE ON LOCAL EXCHANGE CARRIERS. We rely on incumbent local exchange carriers to supply key unbundled components of their network infrastructure to us on a timely and accurate basis, and in the quantities and quality demanded by us. We may from time to time experience delays or other problems in receiving unbundled services or facilities which we request, and there can be no assurance that we will able to obtain such unbundled elements on the scale and within the time frames required by us. Any failure to obtain these components, services or additional capacity on a timely and accurate basis could adversely affect us.

         ANTICIPATED CAPITAL NEEDS. If we expand more rapidly than currently anticipated or if our working capital needs exceed our current expectations, we may need to raise additional capital from debt or equity sources. If we cannot obtain financing on acceptable terms or at all, we may be required to modify, delay or abandon our current business plan, which is likely to materially and adversely affect our business and, as a result, the value of our common stock.

         DEPENDENCE ON THIRD PARTY VENDORS. We currently purchase the majority of our telecommunications equipment as needed from third party vendors, including Lucent Technologies, Inc., Sonus Networks, Inc., Dialogic Communications Corporation, Hewlett-Packard Company, Compaq Computer Corporation, Sun Microsystems, Inc. and EMC Corporation. In addition, we currently license our software from third party vendors, including Oracle Corporation, INPRISE Corporation, Mercator Software, Inc., Microsoft Corporation, Nuance Communications, Inc., SpeechWorks International, Inc., Telution, Inc., AMS, Inc., Netscape Communications, Inc. and Accenture. We typically do not enter into any long-term agreements with our telecommunications equipment or software suppliers. Any reduction or interruption in supply from our equipment suppliers or failure to obtain suitable software licensing terms could have a disruptive effect on our business and could adversely affect our results of operations.

         DEPENDENCE ON MANAGEMENT AND KEY PERSONNEL. We depend on a limited number of key personnel who would be difficult to replace. If we lose the services of some of our key personnel, our business could suffer. We currently maintain a $5,000,000 key man life insurance policy on the life of Mr. D. Gregory Smith, our president, chief executive officer and chairman of the board. We also depend on a limited number of key management, sales, marketing and product development personnel to manage and operate our business. In particular, we believe that our success depends to a significant degree upon our ability to attract and retain highly skilled personnel, including our engineering and technical staff. If we are unable to attract and retain our key employees, the value of our common stock could suffer.

RISKS RELATED TO OUR INDUSTRY

         GOVERNMENT REGULATION AND LEGAL UNCERTAINTIES. We are subject to varying degrees of federal, state, and local regulation. In states where we will provide intrastate services, we generally will be subject to state certification or registration and tariff-filing requirements. Delays in obtaining the required state regulatory approvals may have a material adverse effect on our business. Challenges to our tariffs by third parties could cause us to incur substantial legal and administrative expenses.

         We must also comply with various state and federal obligations that are subject to change, such as the duty to contribute to universal service subsidies, the impact of which we cannot assess on a going-forward basis as the rates change periodically. While we do not believe that compliance with federal and state reporting and regulatory requirements will be burdensome, our failure to do so may result in fines or other penalties being imposed on us, including loss of certification to provide services.

         Decisions of the FCC and state regulatory commissions providing incumbent local exchange carriers with increased flexibility in how they price their services and with other regulatory relief, could have a material adverse effect on our business and that of other competitive local exchange carriers. Future regulatory provisions may be less favorable to competitive local exchange carriers and more favorable to their competitors. If incumbent local exchange carriers are allowed by regulators to lower their retail rates, engage in substantial volume and term discount pricing practices for their end-user customers, or charge competitive local exchange carriers higher fees for interconnection to the incumbent local exchange carriers' networks, our business, operating results and financial condition could be materially adversely affected. Incumbent local exchange carriers may also seek to delay competitors through legal or regulatory challenges, or by recalcitrant responses to requirements that they open their markets through interconnection and unbundling of network elements. Our legal and administrative expenses may be increased because of our having to actively participate in rate cases filed by incumbent local exchange carriers, in which they seek to increase the rates they can charge for the unbundled network element platform components. Our profitability may be adversely affected if those carriers prevail in those cases. Pending court cases, in which certain provisions of the Telecommunications Act of 1996 will be conclusively interpreted, may result in an increase in our cost of obtaining unbundled network elements.

         We are also subject to federal and state laws and regulations prohibiting "slamming," which occurs when specific procedures are not followed when a customer changes telecommunications services. Although we attempt to diligently comply with all such laws and regulations and have procedures in place to prevent "slamming," if violations of such laws and regulations occur, we could become subject to significant fines and penalties, legal fees and costs, and our business reputation could be harmed.

         COMPETITION. The telecommunications and information services markets are intensely competitive and rapidly evolving. We expect competition to increase in the future. Many of our potential competitors have longer operating histories, greater name recognition, larger customer bases and substantially greater financial, personnel, marketing, engineering, technical and other resources than us. We believe the principal competitive factors affecting our business operations will be price, the desirability of our service offering, quality and reliability of our services, innovation and customer service. Our ability to compete effectively will depend upon our ability to maintain high quality, market-driven services at prices generally equal to or below those charged by our competitors. Competitor actions and responses to our actions could, therefore, materially and adversely affect our business, financial condition and results of operations.

         We face competition from a variety of participants in the telecommunications market. The largest competitor for local service in each market in which we compete is the incumbent local exchange carrier serving that market. Incumbent local exchange carriers have established networks, long-standing relationships with their customers, strong political and regulatory influence, and the benefit of state and federal regulations that, until recently, favored incumbent local exchange carriers. In the local exchange market, the incumbent local exchange carriers continue to hold near-monopoly positions. The long distance telecommunications market in which we compete has numerous entities competing for the same customers and a high average churn rate as customers frequently change long distance providers in response to the offering of lower rates or promotional incentives.

         Prices in the long distance market have declined significantly in recent years and are expected to continue to decline. We will face competition from large interexchange carriers. Other competitors are likely to include incumbent local exchange carriers providing out-of-region (and, with the removal of regulatory barriers, in-region) long distance services, other incumbent local exchange carriers, other competitive local exchange carriers, cable television companies, electric utilities, wireless telephone system operators, microwave and satellite carriers and private networks owned by large end users.

         The Telecommunications Act of 1996 facilitates such entry by requiring incumbent local exchange carriers to allow competing providers to acquire local services at wholesale prices for resale and to purchase unbundled network elements at cost-based prices. A continuing trend toward combinations and strategic alliances in the telecommunications industry, including potential consolidation among incumbent local exchange carriers or competitive local exchange carriers, or transactions between telephone companies and cable companies outside of the telephone company's service area, or between interexchange carriers and competitive local exchange carriers, could give rise to significant new competitors.

         The enhanced and information services markets are also highly competitive and we expect that competition will continue to intensify. Our competitors in these markets will include information service providers, telecommunications companies, on-line service providers and Internet service providers.

         UNAUTHORIZED TRANSACTIONS; THEFT OF SERVICES. We may be the victim of fraud or theft of service. From time to time, callers have obtained our services without rendering payment by unlawfully using our access numbers and personal identification numbers. We attempt to manage these theft and fraud risks through our internal controls and our monitoring and blocking systems. If these efforts are not successful, the theft of our services may cause our revenue to decline significantly.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         We currently have instruments sensitive to market risk relating to exposure to changing interest rates and market prices. We do not enter into financial instruments for trading or speculative purposes and do not currently utilize derivative financial instruments. Our operations are conducted primarily in the United States and as such are not subject to material foreign currency exchange rate risk.

         The fair value of our investment portfolio or related income would not be significantly impacted by either a 100 basis point increase or decrease in interest rates due mainly to the short-term nature of the major portion of our investment portfolio.

         We have no material future earnings or cash flow exposures from changes in interest rates on our long-term debt obligations, as substantially all of our long-term debt obligations are fixed rate obligations.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
                                                                           PAGE
                                                                           ----

Report of Independent Certified Public Accountants                         A-F-2


Consolidated Financial Statements for the years ended December 31, 2000 and 1999 and the Period January 15, 1998 (Inception) through
    December 31, 1998

     Consolidated Balance Sheets at December 31, 2000 and 1999             A-F-3

     Consolidated Statements of Operations for the years ended
         December 31, 2000 and 1999 and the Period January 15, 1998
         (Inception) through December 31, 1998                             A-F-4

     Consolidated Statements of Changes in Stockholders' Equity (Deficit)
         and Comprehensive Income for the years ended December 31, 2000 and 1999 and the Period January 15, 1998 (Inception) through
         December 31, 1998                                                 A-F-5

     Consolidated Statements of Cash Flows for the years ended
         December 31, 2000 and 1999 and the Period January 15, 1998
         (Inception) through December 31, 1998                             A-F-6

Notes to Consolidated Financial Statements                                 A-F-8




                                      A-F-1

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Z-Tel Technologies, Inc. and Subsidiaries


In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholders' equity (deficit) and comprehensive income and cash flows present fairly, in all material respects, the financial position of Z-Tel Technologies, Inc. and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2000 and the period January 15, 1998(Inception) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Tampa, Florida
February 23, 2001, except Note 18,
as to which the date is March 15, 2001



                                      A-F-2


Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2000 AND 1999
(IN THOUSANDS, EXCEPT SHARE DATA)
-----------------------------------------------------------------------------------------------

                                                                           2000          1999
                                                                        ---------     ---------

ASSETS

Current assets:

    Cash and cash equivalents, including restricted cash of
           $1,267 in 2000                                               $  46,650     $ 101,657
    Accounts receivable, net of allowance for doubtful
        accounts of approximately $9,026 at December 31,
        2000 and $408 at December 31, 1999                                 65,432         4,245
    Prepaid expenses and other current assets                               7,159         2,304
                                                                        ---------     ---------
      Total current assets                                                119,241       108,206

Property and equipment, net                                                59,200        28,549
Intangible assets, net                                                     64,267            --
Other assets                                                                3,753           922
                                                                        ---------     ---------

        Total assets                                                    $ 246,461     $ 137,677
                                                                        =========     =========

LIABILITIES, MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED
      STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued liabilities                            $  44,693     $   8,648
    Deferred revenue                                                        7,666           517
    Current portion of long-term debt
        and capital lease obligations                                       7,637         3,726
                                                                        ---------     ---------
      Total current liabilities                                            59,996        12,891

Long-term debt and capital lease obligations                               12,780        10,408
                                                                        ---------     ---------

        Total liabilities                                                  72,776        23,299
                                                                        ---------     ---------

Mandatorily redeemable convertible preferred stock, $.01 par value;
      50,000,000 shares authorized; 8,854,914 issued and outstanding
      (aggregate liquidation value of approximately $84,585
      at December 31, 2000)                                                84,585            --
                                                                        ---------     ---------

Commitments and contingencies (Notes 8, 12, 17 and 18)

Stockholders' equity:
    Common stock, $.01 par value; 150,000,000
        shares authorized; 34,033,910 and 32,159,911 shares issued;
        33,754,235 and 31,880,236 outstanding, respectively                   340           322
    Notes receivable from stockholders                                       (839)       (1,683)
    Unearned stock compensation                                              (255)       (2,487)
    Additional paid-in capital                                            227,304       167,637
    Accumulated deficit                                                  (137,130)      (49,093)
    Accumulated other comprehensive income                                     (2)           --
    Treasury stock, 279,675 shares at cost                                   (318)         (318)
                                                                        ---------     ---------

      Total stockholders' equity                                           89,100       114,378
                                                                        ---------     ---------

        Total liabilities, mandatorily redeemable convertible
             preferred stock and stockholders' equity                   $ 246,461     $ 137,677
                                                                        =========     =========

                The accompanying notes are an integral part of
                   these consolidated financial statements.



                                     A-F-3


Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-------------------------------------------------------------------------------------------------------------
                                                                                                 Period
                                                                                            January 15, 1998
                                                                    Year Ended            (Inception) through
                                                                    December 31,              December 31,
                                                               2000             1999              1998
                                                           ------------     -----------   -------------------

Revenues                                                   $    177,668     $      6,615       $       140
                                                           ------------     ------------       -----------

Operating expenses:
   Network operations                                           107,077            6,518               382
   Sales and marketing                                           45,018            8,898             2,201
   Research and development                                       8,276            3,562             4,728
   General and administrative                                    91,330           16,493             4,718
   Depreciation and amortization                                 17,166            4,372             1,283
                                                           ------------     ------------       -----------

     Total operating expenses                                   268,867           39,843            13,312
                                                           ------------     ------------       -----------

     Operating loss                                             (91,199)         (33,228)          (13,172)
                                                           ------------     ------------       -----------

Nonoperating income (expense):
   Interest and other income                                      5,475              608               228
   Interest and other expense                                    (2,313)          (3,351)             (178)
                                                           ------------     ------------       -----------

     Total nonoperating income (expense)                          3,162           (2,743)               50
                                                           ------------     ------------       -----------

     Net loss                                                   (88,037)         (35,971)          (13,122)

     Less mandatorily redeemable convertible
         preferred stock dividends and accretion                 (3,644)          (1,654)             (190)
     Less deemed dividend related to beneficial
         conversion feature                                     (20,027)              --                --
                                                           ------------     ------------       -----------

     Net loss attributable to common stockholders          $   (111,708)    $    (37,625)      $   (13,312)
                                                           ============     ============       ===========

Weighted average common shares outstanding                   33,066,538       15,099,359         6,554,499
                                                           ============     ============       ===========

Basic and diluted net loss per share                       $      (3.38)    $      (2.49)      $     (2.03)
                                                           ============     ============       ===========

                The accompanying notes are an integral part of
                   these consolidated financial statements.



                                     A-F-4


Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE INCOME
(IN THOUSANDS, EXCEPT SHARE DATA)
----------------------------------------------------------------------------------------------
                                                          Notes
                                    Common Stock        Receivable     Unearned    Additional
                                 -------------------       from          Stock       Paid-In
                                   Shares   Par Value  Stockholders  Compensation    Capital
                                 ---------- ---------  ------------  ------------  ----------

Balances, January 15, 1998
  (Inception)                            --   $    --      $     --    $       --   $       --

Issuance of common stock          9,703,100        97        (3,329)                    10,929
Conversion of note payable
  and accrued interest to
  common stock                    4,708,000        47                                    5,473
Grant of stock options
  below intrinsic value                                                      (281)         281
Vesting of stock options
  granted below intrinsic
  value                                                                        89
Accrued dividend on
  referred stock                                                                          (190)
Net loss
                                 ----------  --------      --------  ------------   ----------

Balances, December 31, 1998      14,411,100       144        (3,329)         (192)      16,493

Issuance of common stock in
  Initial Public Offering,
  net of underwriter
  discount and commissions        6,900,000      69                                    109,020
Cost of issuance of common
  stock in Initial Public
  Offering                                                                              (1,693)
Issuance of common stock
   for exercise of stock
  options                           306,555         3                                      535
Issuance of common stock
   in exchange for
   services rendered                 55,000         1                                      299
Issuance of common stock
  to purchase assets                 11,000                                                 60
Conversion of preferred
  stock to common stock          10,476,256       105                                   39,809
Grant of stock options
   below intrinsic value                                                   (3,225)       4,768
Vesting of stock options
  granted below intrinsic
  value                                                                       930
Treasury stock received
  upon cancellation of
  notes receivable from
  stockholder                      (279,675)                    318
Repayment of stockholders'
  notes                                                       1,222
Forgiveness of stockholder
  note                                                          106
Accrued dividend on
  preferred stock                                                                       (1,654)
Net loss
                                 ----------  --------      --------  ------------   ----------

Balances, December 31, 1999      31,880,236       322        (1,683)       (2,487)     167,637

Issuance of common stock
  for acquisition or Touch 1      1,100,000        11                                   39,275
Issuance of common stock
  for exercise of stock
  options                           773,999         7                                    2,405
Repayment of stockholders'
  notes                                                         844
Vesting of stock options
  granted below intrinsic
  value                                                                     2,232       (2,621)
Warrants extinguished
  with debt                                                                                655
Warrants issued for
  litigation settlement                                                                    611
Mandatorily redeemable
  convertible dividends
  and preferred stock
  accretion                                                                             (3,644)
Warrants issued with
  preferred stock                                                                       22,986

Net Loss
Foreign currency
  translation adjustment


Comprehensive Income
                                 ----------  --------      --------  ------------   ----------
Balances, December 31, 2000      33,754,235   $   340      $   (839)   $     (255)  $  227,304
                                 ==========  ========      ========  ============   ==========


                                               Accumulated
                                                  Other                     Total
                                 Accumulated  Comprehensive  Treasury    Stockholders'
                                   Deficit       Income       Stock    Equity (Deficit)
                                 -----------  -------------  --------  ----------------

Balances, January 15, 1998
  (Inception)                      $      --    $     --        $  --      $     --

Issuance of common stock                                                      7,697
Conversion of note payable
  and accrued interest to
  common stock                                                                5,520
Grant of stock options
  below intrinsic value                                                          --
Vesting of stock options
  granted below intrinsic
  value                                                                          89
Accrued dividend on
  referred stock                                                               (190)
Net loss                             (13,122)                               (13,122)
                                   ----------     -------       ------      ---------

Balances, December 31, 1998          (13,122)         --           --            (6)

Issuance of common stock in
  Initial Public Offering,
  net of underwriter
  discount and commissions                                                  109,089
Cost of issuance of common
  stock in Initial Public
  Offering                                                                   (1,693)
Issuance of common stock
   for exercise of stock
  options                                                                       538
Issuance of common stock
   in exchange for
   services rendered                                                            300
Issuance of common stock
  to purchase assets                                                             60
Conversion of preferred
  stock to common stock                                                      39,914
Grant of stock options
   below intrinsic value                                                      1,543
Vesting of stock options
  granted below intrinsic
  value                                                                         930
Treasury stock received
  upon cancellation of
  notes receivable from
  stockholder                                                    (318)           --
Repayment of stockholders'
  notes                                                                       1,222
Forgiveness of stockholder
  note                                                                          106
Accrued dividend on
  preferred stock                                                            (1,654)
Net loss                             (35,971)                               (35,971)
                                   ----------     -------       ------      ---------

Balances, December 31, 1999          (49,093)         --         (318)      114,378

Issuance of common stock
  for acquisition or Touch 1                                                 39,286
Issuance of common stock
  for exercise of stock
  options                                                                     2,412
Repayment of stockholders'
  notes                                                                         844
Vesting of stock options
  granted below intrinsic
  value                                                                        (389)
Warrants extinguished
  with debt                                                                     655
Warrants issued for
  litigation settlement                                                         611
Mandatorily redeemable
  convertible dividends
  and preferred stock
  accretion                                                                  (3,644)
Warrants issued with
  preferred stock                                                            22,986

Net Loss                             (88,037)                               (88,037)
Foreign currency
  translation adjustment                              (2)                        (2)
                                                                          ---------

Comprehensive Income                                                        (88,039)
                                   ----------     -------       ------    ---------
Balances, December 31, 2000        $(137,130)     $   (2)       $(318)     $ 89,100
                                   ==========     =======       ======    =========


                The accompanying notes are an integral part of
                   these consolidated financial statements.



                                     A-F-5


Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                                                  Period
                                                                                            January 15, 1998
                                                                        Year Ended         (Inception) through
                                                                        December 31,           December 31,
                                                                  2000          1999               1998
                                                               ---------     ---------     -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss                                                       $ (88,037)    $ (35,971)          $(13,122)
                                                               ---------     ---------           --------
Adjustments to reconcile net loss to net cash used in
      operating activities:

    Depreciation and amortization                                 17,166         4,372              1,283
    Interest expense on capital lease obligation discount             --         2,192                 --
    Provision for bad debts                                       17,804           958                 54
    Expense charged for granting of stock options                   (389)          387                 89
    Expense charged for granting of stock for services                --           300                 --
    Interest expense converted to common stock                                      --                170
    Expense charged for issuance of warrants for litigation
      settlement                                                     611            --                 --
    Expense charged for issuance of warrants to extinguish
      debt                                                           655            --                 --
    Gain on sale of assets                                        (2,124)           --                 --
    Change in operating assets and liabilities:
      Increase in accounts receivable                            (71,581)       (5,188)               (69)
      Increase in prepaid expenses and other current assets       (5,592)       (1,881)              (423)
      Increase in other assets                                      (995)         (769)              (153)
      Increase in accounts payable and accrued liabilities        28,473         2,402              4,402
      Increase in deferred revenue                                 7,149           517                 --
                                                               ---------     ---------           --------
        Total adjustments                                         (8,823)        3,290              5,353
                                                               ---------     ---------           --------
        Net cash used in operating activities                    (96,860)      (32,681)            (7,769)
                                                               ---------     ---------           --------

CASH FLOWS FROM INVESTING ACTIVITIES:

    Proceeds from sale and leaseback transaction                      --        15,969                 --
    Proceeds from sale of receivables                                766            --                 --
    Proceeds from sale of marketable securities                    3,486            --                 --
    Purchases of property and equipment                          (34,849)      (21,151)           (11,393)
    Purchase of securities                                        (1,050)           --                 --
    Purchase of Touch 1, net of cash acquired                     (8,955)           --                 --
                                                               ---------     ---------           --------
        Net cash used in investing activities                    (40,602)       (5,182)           (11,393)
                                                               ---------     ---------           --------

CASH FLOWS FROM FINANCING ACTIVITIES:

    Proceeds from issuance of notes payable                           --            --              5,350
    Proceeds from issuance of mandatorily redeemable
        convertible preferred stock                              106,260        24,950             14,964
    Proceeds from issuance of initial public offering,
        net underwriter discount and commissions                      --       109,089                 --
    Payment of issuance cost for initial public offering              --        (1,693)                --
    Payment of issuance cost for mandatory redeemable
        preferred stock                                           (1,464)           --                 --
    Proceeds from exercise of stock options                        2,412           538              7,697
    Proceeds from notes receivable                                   844         1,222                 --
    Payments on long-term debt obligations                        (8,853)         (565)              (852)
    Payments on capital lease obligations                        (14,031)       (1,994)               (24)
    Payments of preferred stock dividends                         (2,713)           --                 --
                                                               ---------     ---------           --------
        Net cash provided by financing activities                 82,455       131,547             27,135
                                                               ---------     ---------           --------

Net increase in cash and cash equivalents                        (55,007)       93,684              7,973
Cash and cash equivalents, beginning of period                   101,657         7,973
                                                               ---------     ---------           --------

Cash and cash equivalents, end of period                       $  46,650     $ 101,657           $  7,973
                                                               =========     =========           ========

                The accompanying notes are an integral part of
                   these consolidated financial statements.



                                     A-F-6


Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                     Period
                                                                                                  January 15, 1998
                                                                                 Year Ended     (Inception) through
                                                                                 December 31,       December 31,
                                                                                     2000              1999            1998
                                                                                   -------           --------         ------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid for interest                                                         $ 1,592           $  1,130         $    8
                                                                                   =======           ========         ======
NON-CASH INVESTING AND FINANCING ACTIVITIES:
    Property and equipment acquired under capital lease obligations                $    --           $ 15,944         $   95
    Property and equipment acquired with long-term debt                            $    --           $     --         $1,505
    Conversion of note payable and accrued interest to common stock                $    --           $     --         $5,520
    Increase in additional paid-in capital for stock options granted               $ 2,405           $  5,064         $  281
    Net increase in unearned stock compensation for stock options granted $          2,232           $  2,295         $  192
    Accrued dividends and accretion on preferred stock                             $ 3,644           $  1,654         $  190
    Notes receivable issued for common stock                                       $    --           $     --         $3,329
    Forgiveness of note receivable issued for common stock                         $    --           $   (106)        $   --
    Common stock issued for purchase of assets                                     $    --           $     60         $   --
    Treasury stock received upon cancellation of note receivable
        for common stock                                                           $    --           $   (318)        $   --
    Conversion of preferred stock to common stock                                  $    --           $ 39,914         $   --
    Beneficial conversion associated with preferred stock issuance                 $20,027           $     --         $   --
    Warrants extinguished with satisfaction of debt                                $   655           $     --         $   --
    Warrants issued in litigation settlement                                       $   611           $     --         $   --
    Acquisition of Touch 1
      Assets acquired, net of cash                                                 $85,967           $     --         $   --
      Liabilities assumed                                                          $37,979           $     --         $   --
      Assets acquired in exchange for common stock                                 $40,201           $     --         $   --

                The accompanying notes are an integral part of
                   these consolidated financial statements.



                                     A-F-7

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.       NATURE OF BUSINESS

         DESCRIPTION OF BUSINESS

         Z-Tel Technologies, Inc. and subsidiaries ("Z-Tel" or the "Company") incorporated in Delaware on January 15, 1998 as Olympus Telecommunications Group, Inc. In March 1998, Olympus Telecommunications Group, Inc. changed its name to Z-Tel Technologies, Inc. Z-Tel Technologies, Inc. is the parent Company and has no other operations. The Company has eight wholly owned subsidiaries: Z-Tel Communications, Inc., Z-Tel Business Networks, Inc., Z-Tel Holdings, Inc., Z-Tel Communications of Virginia, Inc., Z-Tel, Inc., Z-Tel Network Services, Inc., Z-Tel Investments, Inc., and Touch 1 Communications, Inc. and subsidiaries.

         Z-Tel is an emerging provider of advanced, integrated telecommunications services targeted to residential subscribers. Z-Tel offers local and long distance telephone services in combination with enhanced communication features accessible through the telephone the Internet and certain personal digital assistants. Z-Tel offers its Z-Line Home Edition service, at least on an initial marketing basis, in seventeen states. Z-Tel also provides long-distance telecommunications services to customers nationally.

         INITIAL PUBLIC OFFERING

         On December 15, 1999, the Company filed its initial public offering
         (IPO) of 6,900,000 shares (including the underwriters' over-allotment option) of its common stock at $17.00 per share. Net proceeds to the Company aggregated approximately $109.1 million after underwriter discount and commissions. All of the mandatorily redeemable convertible preferred stock outstanding at the date of the IPO was converted into 10,476,256 shares of common stock as of the closing date of the offering.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated.

         CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments with original maturity dates of three months or less to be cash equivalents.

         RESTRICTED CASH

         In December 2000, approximately $1.3 million was segregated to guarantee three employees' margin loans. See footnote thirteen, related party transactions for further details. The guarantee is classified as restricted cash on the balance sheet at December 31, 2000.

         PREPAID EXPENSES AND OTHER CURRENT ASSETS

         Prepaid expenses and other current assets consist primarily of prepaid maintenance and support contracts and advances to suppliers.

         PROPERTY AND EQUIPMENT

         Property and equipment are recorded at historical cost. Maintenance and repairs are expensed as incurred, while renewals and betterments are capitalized. Upon the sale or other disposition of property, the cost and related accumulated depreciation are removed from the




                                     A-F-8

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         accounts and any gain or loss is recognized in operations. Depreciation and amortization is provided on a straight-line basis. Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires computer software costs related to internal software that is incurred in the preliminary project stage to be expensed as incurred. When the capitalization criteria of SOP 98-1 have been met, costs of developing or obtaining internal-use computer software are capitalized. The Company capitalized approximately $3.1 and $0.5 million of employee salary and related costs for internally developed software for the years ended December 31, 2000 and 1999, respectively. Internal use software is included as a component of property and equipment on the consolidated balance sheet.

         LONG-LIVED ASSETS

         The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the discounted cash flows. The Company has recognized no impairment losses.

         INTANGIBLE ASSETS

         Intangible assets consist of customer lists and goodwill resulting from our acquisition in 2000, see footnote three. The customer lists and goodwill are amortized over five and twenty years, respectively, using the straight-line method and the intangibles are reviewed for impairment as outlined in our long-lived assets policy above.

         INVESTMENTS

         Included in investments are available for sale securities and investments accounted for utilizing the cost method of accounting, for those investments without a readily identifiable market. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" securities that are available for sale are reported at fair value, if a readily identifiable market exists, with changes in the fair value from period to period included as a separate component of comprehensive income in equity. At December 31, 2000 the Company had approximately $0.4 million in investments, included in other assets, accounted for at cost since no readily identifiable market existed for these investments. Z-Tel received gross proceeds of approximately $3.5 million and recognized a gain on available for sale securities in the amount of approximately $2.7 million for the year ended December 31, 2000. The Company had no investments at December 31, 1999 and no sales of investments for the year ended December 31, 1999 and the period January 15, 1998 (Inception) through December 31, 1998.



                                      A-F-9

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         INCOME TAXES

         The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred income taxes are recorded to reflect the tax consequences on future years of differences between the tax basis of assets and liabilities and their financial reported amounts at each year-end based on enacted laws and statutory rates applicable to the periods in which differences are expected to affect taxable income. A valuation allowance is provided against the future benefits of deferred tax assets if it is determined that it is more likely than not that the future tax benefits associated with the deferred tax asset will not be realized.

         STOCK-BASED COMPENSATION

         The Company applies the provisions of Accounting Principles Board ("APB") Opinion No. 25 and consequently recognizes compensation expense over the vesting period for grants made to employees and directors only if, on the measurement date, the market price of the underlying stock exceeds the exercise price. For stock options granted to non-employees, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123, "Accounting for Stock-Based Compensation" requiring entities to recognize as an expense, over the vesting period, the fair value of the options. The Company also provides the required pro forma net income and earnings per share disclosures for grants made as if the fair value method defined in SFAS No. 123 had been applied.

         REVENUE RECOGNITION

         Revenues are recognized when earned. Revenues related to long distance and carrier access service charges are billed monthly in arrears, and the associated revenues are recognized in the month of service. In June 1999, the Company began offering its local service, Z-Line Home Edition, to consumers. Charges for Z-Line Home Edition service are billed monthly in advance and the Company recognizes revenues for this service ratably over the service period, which management believes approximates the actual provision of services.

         ADVERTISING

         Advertising costs are expensed as incurred. Included in sales and marketing expenses are advertising costs of approximately $9.3, $7.1 and $0.6 million for the years ended December 31, 2000 and 1999 and the period January 15, 1998 (Inception) through December 31, 1998, respectively.

         COSTS OF START-UP ACTIVITIES

         The Company expenses the costs of start-up activities as incurred.

         FOREIGN CURRENCY TRANSLATION

         The assets and liabilities of the Company's foreign subsidiary, whose functional currency is other than the U.S. Dollar, are translated at the exchange rates in effect on the reporting date, and income and expenses are translated at the weighted average exchange rate during the period. The net effect of translation gains and losses is not included in determining net




                                     A-F-10

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         income but is included in accumulated other comprehensive income, which is reflected as a separate component of shareholder's equity. Foreign currency translation gains and losses are included in determining net income. Such gains and losses are not material for any period presented.

         CONCENTRATIONS

         Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company places its cash and cash equivalents in financial institutions considered by management to be high quality. The Company maintains cash balances at financial institutions in excess of the $100,000 insured by the Federal Deposit Insurance Corporation (FDIC). The Company had approximately $42.9 and $99.0 million invested in interest bearing money market and short-term fixed income investments that are not insured by the FDIC at December 31, 2000 and 1999, respectively. The Company has not experienced any losses in these accounts and believes it is not exposed to any significant credit risk on cash balances.

         During the normal course of business, the Company extends credit to residential customers residing in the United States. The Company's services were introduced first into the states of New York and Texas, which has resulted in a concentration of credit to residential customers in these states. The Company believes its credit policies, collection procedures and allowance for doubtful accounts eliminate the exposure to significant credit risk of accounts receivable balances.

         The Company relies upon the Regional Bell Operating Companies ("RBOCs"), for provisioning of customers and the RBOCs are the primary suppliers of local central office switching and local telephone lines. Global Crossing Ltd is the primary supplier for the Company's long-distance calling.

         The Company relies upon two separate service providers for provisioning and billing services essential to support the Company's operations.

         SEGMENT REPORTING

         SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," requires that the Company report financial and descriptive information about reportable segments, and how these segments were determined. The Company determines the allocation and performance of resources based on total operations. Based on these factors, management has determined that the Company operates as one segment as defined by SFAS No. 131 during all periods presented.

         FINANCIAL INSTRUMENTS

         The recorded amounts of cash and cash equivalents approximate fair value due to the short-term nature of these instruments. The Company has determined that due to the interest rates and short-term nature of the capital lease obligation, the fair value approximates the value recorded. The Company has determined that the long-term debt assumed through acquisition is recorded at fair value. The interest rates were adjusted to the current market rate for purchase accounting treatment and the Company believes the debt is properly recorded at fair value.



                                     A-F-11

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         MANAGEMENT'S USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         NEW ACCOUNTING PRONOUNCEMENTS

         In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", that would have been effective January 1, 2000. In June, 1999, the FASB issued SFAS No. 137, "Accounting for Derivatives Instruments and Hedging Activities -- Deferral of the Effective Date of SFAS No. 133" postponing the effective date for implementing SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." SFAS No. 138 addresses certain issues related to the implementation of SFAS No. 133, but does not change the basic model of SFAS No. 133 or further delay the implementation of SFAS No. 133. The Company believes that the adoption of SFAS No. 133, 137 and 138 did not have a material impact on the Company's consolidated financial statements.

         In December 1999, the SEC issued Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements." While not intended to change current literature related to revenue recognition, SAB 101 provides additional guidance on revenue recognition policies and procedures. The Company believes that its current accounting policies and procedures related to revenue recognition comply with SAB
         101. SAB 101 did not have a material impact on the consolidated financial statements.

         In March 2000, the FASB released Financial Interpretation ("FIN")
         No. 44, "Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25," which provides clarification of Opinion 25 for certain issues such as the determination of an employee, the criteria for determining whether a plan qualifies as a non-compensatory plan, the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and the accounting for an exchange of stock compensation awards in a business combination. The Company believes that its practices are in conformity with this guidance, and therefore FIN 44 did not have a material impact on the Company's consolidated financial statements.

         In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", replacing SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 revises criteria for accounting for securitizations, other financial asset transfers and collateral, and introduces new disclosures. SFAS No. 140 is effective for fiscal 2000 with respect to the new disclosure requirements and amendments of the collateral provisions originally presented in SFAS No. 125. All other provisions are effective for transfers of financial assets and extinguishments of liabilities occurring after March 31, 2001. The provisions are to be applied prospectively with certain exceptions. The Company has made all the necessary disclosures and does not expect SFAS No. 140 to have a material impact on the Company's consolidated financial statements.

         RECLASSIFICATION

         Certain amounts in the December 31, 1999 and 1998 financial statements have been reclassified to conform to the December 31, 2000 presentation.



                                     A-F-12

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

3.       ACQUISITION OF TOUCH 1

         The Company completed the acquisition of Touch 1 Communications, Inc. ("Touch 1"), a reseller of long distance service to subscribers throughout the United States, on April 14, 2000. The purchase price for Touch 1 consisted of 1.1 million shares of the Company's common stock at a price of $35.71 per share, approximately $9.0 million in cash, and approximately $1.0 million in transaction and related fees. The acquisition of Touch 1 was accounted for using the purchase method of accounting and, accordingly, the results of operations of Touch 1 for the period from April 1, 2000 (the closing date for accounting purposes) are included in the accompanying condensed consolidated financial statements. The acquisition of Touch 1 resulted in approximately $67.8 million of intangible assets. The intangible assets are comprised of approximately $9.2 million for customer lists and approximately $58.6 million for goodwill, being amortized, on the straight line basis, over periods of five and twenty years, respectively. The Company recorded approximately $3.6 million of amortization of the intangible assets for the year ended December 31, 2000.

         The following unaudited pro forma information presents a summary of our consolidated results of operations as if the acquisition had occurred at the beginning of the periods presented.

                                                                 UNAUDITED
         In thousands, except per share data:               2000          1999
         --------------------------------------------    ---------     --------

         Revenues                                        $ 192,307     $ 71,580
         Net loss                                          (87,741)     (40,337)
         Net loss attributable to common stockholders     (111,412)     (41,991)
         Loss per share                                      (3.34)       (2.59)


         The pro forma condensed consolidated financial information is not necessarily indicative of what Z-Tel's results of operations would have been had the acquisition been completed at the beginning of the periods presented or the future results of the Company's operations.

         Touch 1 and its wholly owned subsidiary, direcTEL, filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code on June 29, 1999 and July 9, 1999, respectively, in the United States Bankruptcy Court for the Southern District of Alabama (the "Bankruptcy Court"). The Bankruptcy Court entered an order confirming the join plan of reorganization of Touch 1 and direcTEL on August 6, 1999 and entered final decrees closing the direcTEL case on October 5, 2000 and the Touch 1 case on October 30, 2000.

4.       ACCOUNTS RECEIVABLE AGREEMENT

         In July 2000, the Company entered into an accounts receivable agreement with RFC Capital Corporation, a division of Textron, Inc.("RFC"), providing for the sale of certain of the Company's accounts receivable to RFC. RFC has agreed to purchase up to $25.0 million of the Company's accounts receivable, with provisions for a commitment of up to $50.0 million, subject to successful syndication of the receivable sales program by RFC. Z-Tel has




                                     A-F-13

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         sold approximately $1.4 million of receivables to RFC, for net proceeds of approximately $0.8 million, for the year ended December 31, 2000. Z-Tel is responsible for the continued servicing of the receivables sold. The Company recorded a loss of approximately $0.7 million for the year ended December 31, 2000.

5.       PROPERTY AND EQUIPMENT

         At the respective dates, property and equipment consist of the following:

                                                       DEPRECIABLE
                                                          LIVES         2000       1999
                                                       (In Years)
                                                       -----------    -------    -------

         Switching equipment                               5-10       $15,635    $11,018
         Computer equipment                                5-10        25,068      9,237
         Software                                             3        23,832     10,820
         Furniture and office equipment                    5-10         9,174      1,078
         Leasehold improvements                            3-15         4,186        235
         Land and building                                20-30         4,123         --
         Construction-in-progress                                       2,371      1,815
                                                                      -------    -------
                                                                       84,389     34,203
         Less accumulated depreciation and amortization                25,189      5,654
                                                                      -------    -------
                                                                      $59,200    $28,549
                                                                      =======    =======

         Depreciation expense related to property and equipment amounted to approximately $8.2, $2.0, and $0.6 million for the years ended December 31, 2000 and 1999 and the period January 15 (Inception) through December 31, 1998, respectively. Amortization expense related to software amounted to approximately $5.4, $2.4 and $0.7 million for the years ended December 31, 2000 and 1999 and the period January 15 (Inception) through December 31, 1998.

         At the respective dates, assets acquired under capital leases, included in property and equipment, consist of the following:

                                                                        2000       1999
                                                                      -------    -------
         Switching equipment                                          $    --    $10,778
         Computer equipment                                                --      4,868
         Furniture and office equipment                                    95        298
                                                                      -------    -------
                                                                           95     15,944
         Less accumulated depreciation and amortization                    27      3,070
                                                                      -------    -------
                                                                      $    68    $12,874
                                                                      =======    =======


         In March 1999, the Company entered into an agreement with CMB Capital, LLC (a wholly owned entity of a shareholder of the Company) to sell and lease-back certain equipment. This agreement allowed for a sale and lease-back of up to approximately $35.2 million of certain equipment with revolving terms of 48 months and an approximate effective interest rate ranging from 10.0% to 19.5%. Included in this agreement was a stock warrant to purchase 521,832 shares of common stock at $3.37 per share. The warrant expires in March 2009. The Company accounted for the warrant granted in accordance with SFAS No. 123, recognizing costs associated with the grant equal to the fair value of the warrant. The Company has recorded



                                     A-F-14

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         the fair value of the warrant as a commitment fee associated with the capital lease obligation and included it as part of minimum lease payments.

         For the year ended December 31, 1999, the Company sold and leased-back certain equipment, receiving proceeds under this agreement of approximately $16.0 million. No gain or loss was recognized on the sale of these assets.

         In November 1999, the Company entered into an agreement with CMB Capital, LLC to restructure the terms of the leasing facility to allow for the early payment of the facility. The Company granted warrants for 115,500 shares of common stock at $7.27 per share, the warrant expires in November 2009. At December 31, 1999, the Company had approximately $19.2 million available under this agreement for future sale and leaseback transactions. The assets of the Company collateralized these leases. In February 14, 2000, the Company paid approximately $14.0 million in fulfillment of the capital lease obligations outstanding.

6.       OTHER ASSETS

         At the respective dates, other assets consist of the following:


                                                        2000      1999
                                                       ------     ----

         Deposits                                      $2,656     $217
         Certificates of deposit, restricted              573      500
         Interest receivable from stockholders            111      205
         Other                                            413       --
                                                       ------     ----
                                                       $3,753     $922
                                                       ======     ====

         The certificates of deposit are pledged as collateral on outstanding letters of credit in the amount of approximately $0.6 and $0.5 million at December 31, 2000 and 1999, respectively, related to lease obligations on two of the Company's office spaces.

7.       ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

         At the respective dates, accounts payable and accrued liabilities consist of the following:

                                                         2000      1999
                                                       -------    ------

         Trade accounts payable                        $32,679    $5,177
         Accrued payroll and related liabilities         3,982       744
         Dividend payable to preferred shareholders         --     1,844
         Accrued taxes payable                           2,239       100
         Accrued rent                                    1,218       441
         Other accrued liabilities                       4,575       342
                                                       -------    ------
                                                       $44,693    $8,648
                                                       =======    ======



                                     A-F-15

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

8.       LONG-TERM DEBT

         Long-term debt consists of the following:


                                                                                             2000        1999
                                                                                           --------     ------
         RELATED PARTIES:

         Note payable to Corman Elegre Capital L.L.C ("Corman Elegre"), customer base pledged as collateral, balloon payment due May 2001, interest rate at prime plus one and one-half percent, which was 11%
              at December 31, 2000                                                         $  3,000     $   --

         Note payable to Corman Elegre, customer base pledged as collateral, payable
              in monthly installments through September, 2004, interest rate at 6%            9,868         --

         Note payable to First Revocable Trust of W. F. Corman, unsecured
               payable in monthly installments through September 2004, interest rate at 6%      612         --

         Note payable to James F. Corman, unsecured, payable in monthly
               installments through September 2004, interest rate at 6%                         211         --

         UNRELATED PARTIES:

         Note  payable to Franklin Investment Funds, unsecured, payable in monthly
               installments, through September 2004, interest rate of 6%                      4,250         --

         Note payable to First National Bank of Atmore, unsecured, personally guaranteed by James F. Corman, payable in monthly installments,
               through September 2004, interest rate at 6%                                      570         --

         Notes payable to pre-petition creditors (trade vendors), unsecured, payable in monthly installments, through September 2004, interest rate
               at 6%                                                                          1,475         --

         Notes payable to pre-petition creditors (trade vendors), priority unsecured, payable in monthly installments, through September 2005, interest rate
               at 6%                                                                            417         --
                                                                                           --------     ------
                                                                                             20,403         --

         Less:  Current portion                                                              (7,623)        --
                                                                                           --------     ------
                                                                                           $ 12,780     $   --
                                                                                           ========     ======

         OPERATING LEASES

         The Company has entered into various non-cancelable operating leases for equipment and office space with monthly payments through the year 2005. Included in general and administrative expense is rental expense relating to operating leases of approximately $1.7, $1.6 and $0.2 million for the years ended December 31, 2000 and 1999, and the period January 15, 1998 (Inception) through December 31, 1998, respectively. Sales and marketing




                                     A-F-16

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         expense includes $0.6 million of rental expense relating to operating leases for the year ended December 31, 2000.

         CAPITAL LEASES

         The Company entered into various capital lease obligations during 1999 that had effective interest rates ranging from 10.0% to 19.5%, with one capital lease remaining with payments through 2001.

         Future minimum lease payments under non-cancelable operating and capital leases and long-term debt as of December 31, 2001 are as follows:


                                                                                                        Capital
                                                                                        Operating        Lease       Long-Term
   Year Ending December 31,                                                               Leases      Obligations       Debt
   ------------------------                                                             ---------     -----------    ---------

           2001                                                                            3,519          $19         $ 6,976
           2002                                                                            3,877                        4,390
           2003                                                                            3,845                        4,893
           2004                                                                            3,877                        4,063
           2005                                                                            2,706           --              81
           Thereafter                                                                      5,256
                                                                                          -------         ---         -------
           Net minimum payments                                                           23,080           19         $20,403
                                                                                                                      =======
                  Less amount representing interest on obligations under capital lease                     (5)
                                                                                                          ---

                  Present value of minimum lease and long-term debt payments                              $14
                                                                                                          ===


9.       MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK

         During 1998, the Company amended its articles of incorporation to authorize the issuance of up to 5,930,749 shares of Series A mandatorily redeemable convertible preferred stock ("Series A Preferred") and 1,338,208 shares of Series B mandatorily redeemable convertible preferred stock ("Series B Preferred"), both with a $.01 par value.

         In November 1998, the Company closed a private placement of 2,695,795 shares of Series A Preferred and 1,338,208 shares of Series B Preferred, receiving aggregate net proceeds of approximately $15 million.

         During 1999, the Company amended its articles of incorporation to reduce the authorized




                                     A-F-17

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         shares of its Series A Preferred from 5,930,749 to 2,695,795 and increase the authorized shares of its Series B Preferred from 1,338,208 to 4,034,003. In September 1999, the Company closed a private placement of 2,695,795 shares of Series B mandatorily redeemable convertible preferred stock. The Company received aggregate net proceeds of approximately $10 million from this placement.

         In October 1999, the Company amended its articles of incorporation to authorize the issuance of up to 2,794,800 shares of its Series C mandatorily redeemable convertible stock (Series C Preferred). The Company closed a private placement of 2,794,800 shares of Series C Preferred stock. The Company received aggregate net proceeds of approximately $15 million from this placement.

         The preferred stock issues yielded 8% cumulative dividends, which amounted to approximately $1.7 and $0.2 million at December 31, 1999 and 1998, respectively. In December 1999, in connection with the closing of the Company's IPO, all of the mandatorily redeemable convertible preferred stock outstanding was converted into 10,476,256 shares of common stock.

         In January 2000, the Company paid $1.4, $0.2, and $0.2 million to the Series A, B, and C Preferred shareholders in satisfaction of the 8% cumulative dividend as all shares were converted to common stock.

         In July 2000, the Company filed a Certificate of Designation authorizing the issuance of 5.0 million shares of $.01 par value Series D Convertible Preferred Stock ("Series D Preferred"). The Company has received aggregate proceeds of approximately $56.3 million in connection with the sale of 4,688,247 shares of Series D Preferred at a price of $12.00. The deal costs associated with the transaction were approximately $0.4 million. The Series D Preferred is convertible at a conversion price of $12.00, which price is subject to adjustment, into common stock at the option of the holder (i.e., initially convertible on a one-for-one basis); however, there are certain circumstances that provide for a forced conversion of the stock by the Company. Series D Preferred is mandatorily redeemable 8 years from the original issue date, has an 8% cumulative dividend payable at times in cash and at times in-kind with additional Series D Preferred and has certain liquidation preferences and voting rights. Each purchaser of Series D Preferred received a warrant to purchase a number of shares of Z-Tel common stock equal to one-half of the amount of Series D Preferred purchased by such investor. Each warrant is exercisable at a price of $13.80 per share subject to certain adjustments.

         In October 2000, the Company paid $0.9 million to the Series D Preferred shareholders in satisfaction of the 8% cumulative dividend.



                                     A-F-18

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         In November 2000, the Company filed a Certificate of Designation authorizing the issuance of approximately 6.3 million shares of $.01 par value Series E Convertible Preferred Stock ("Series E Preferred"). The Company received proceeds of approximately $50.0 million in connection with the sale of 4,166,667 shares of Series E Preferred at a price of $12.00. The purchaser of Series E Preferred received a warrant to purchase a number of shares of Z-Tel common stock equal to one-half of the amount of Series E Preferred purchased by such investor exercisable at a price of $13.80 per share subject to certain adjustments. The purchaser of Series E Preferred had the option, for ninety days from November 13, 2000 (initial closing), to purchase (or designate another person who intends to purchase) an additional 2,083,333 shares of Series E Preferred along with a warrant to purchase 1,041,667 shares of Z-Tel common stock, for approximately $25.0 million. This option expired unexercised in February 2001. Series E Preferred is convertible at a conversion price of $12.00, which price is subject to adjustment, into common stock at the option of the holder (i.e., initially convertible on a one-for-one basis); however, there are certain circumstances that provide for a forced conversion of the stock by the Company. Series E Preferred is mandatorily redeemable 8 years from the original issue date, has an 8% cumulative dividend payable in cash and has certain liquidation preferences and voting rights.

         In accordance with Emerging Issues Task Force 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios," ("EITF 98-5") APB Opinion No. 14, "Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants," and SFAS No. 128 "Earnings Per Share" the Company has recorded non-cash charges relating to a beneficial conversion, cumulative dividends and preferred stock accretion of approximately $20.0, $1.1, and $2.5 million and approximately $0.0, $0.0, and $1.7 million, for the years ended December 31, 2000, 1999 and the period January 15, 1998 (Inception) through December 31, 1998, respectively. During the year ended December 31, 2000 Z-Tel used the "stated conversion price" method, included in EITF 98-5, for the original calculation of a beneficial conversion of approximately $7.4 million during the third quarter of 2000. The beneficial conversion related to the issuance of Series D Preferred. EITF 98-5 allowed for the usage of the "stated conversion price" method for the purpose of calculating beneficial conversions until the fourth quarter of 2000. In November 2000, the Emerging Issues Task Force 00-27, "Application of Issue No. 98-5 to Certain Convertible Instruments" required that all beneficial conversions be calculated using the "accounting conversion price" method. Z-Tel recorded a cumulative catch-up adjustment of approximately $12.6 million in the fourth quarter of 2000 since the SEC required retroactive application of this method. The Company has restated the third quarter earnings per share to reflect the change in footnote nineteen.

         The recording of the beneficial conversion feature and the resulting preferred stock accretion is the result of calculating the accounting conversion price through a fair value allocation of the net proceeds received in the preferred stock offerings in 2000 between the preferred stock and the warrants issued. This required the use of the Black-Scholes valuation model to calculate the fair value on a per share or warrant basis for both the Series D Preferred and Series E Preferred. The beneficial conversion and resulting preferred stock accretion and the cumulative dividend are included in the calculations of the net loss attributable to common stockholders and the Company's net loss per share calculation.



                                     A-F-19

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

10.      COMMON STOCK

         In connection with the closing of the IPO, the Company amended its Articles of Incorporation to provide the authority to issue 150,000,000 shares of common stock and 50,000,000 shares of preferred stock, both with a $.01 par value.

         No dividends on common stock have been declared by the board of directors since January 15, 1998 (Inception).

         On November 19, 1999, the Company's Board of Directors authorized an 11 for 10 stock split, which was affected in the form of a 10% stock dividend. All common share amounts have been adjusted to give effect to this split.

         On February 19, 2001, the Board of Directors of the Company adopted a Stockholders Rights Agreement (the "Plan") designed to deter coercive takeover tactics and prevent an acquirer from gaining control of the Company without engaging in negotiation with the Board of Directors of the Company.

         Under the terms of the plan, preferred stock purchase rights were distributed as a dividend at the rate of one right for each share of common stock, par value $0.01 per share, of the Company (and a corresponding number of rights for each outstanding share of the Company's Series D Preferred and Series E Preferred Stock) outstanding at the close of business on March 7, 2001. Until the rights become exercisable, additional common stock or Series D Preferred or Series E Preferred issued by the Company will also have one right attached.

         The rights will become exercisable only upon certain triggering events whereby certain persons or groups of persons have or have expressed the intent to acquire at least 15% or more of the voting power of the outstanding common shares.

         Upon the occurrence of a triggering event, each right will entitle holders to buy one one-thousandth of a share of Series F Junior Participating Preferred Stock of the Company, par value $0.001 per share, at an exercise price of $45 per one-thousandth of a share, subject to adjustment. Each holder of a right will thereafter have the right to receive, in lieu of Series F Junior Participating Preferred Stock and upon payment of the exercise price, common stock (or in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the right. The Company, except as otherwise provided in the plan, will generally be able to redeem the rights at $0.001 per right at any time on or prior to a triggering event. The rights will expire on February 19, 2011, unless earlier redeemed by the Board of Directors.

11.      INCOME TAXES

         The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes." Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.



                                     A-F-20

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         A reconciliation of the difference between the effective income tax rate and the statutory federal tax rate follows:

                                                  2000         1999
                                                --------     --------

         Tax at U.S. statutory rate             $(30,813)    $(12,590)
         State taxes, net of federal benefit      (2,565)      (1,045)
         Goodwill amortization                       768           --
         Change in valuation allowance            32,218       13,635
         Other                                       392           --
                                                --------     --------
                                                $     --     $     --
                                                ========     ========


         Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                   2000         1999
                                                 --------     --------

         Current deferred tax assets:
             Accounts receivable                 $  3,430     $    155
             Other                                    214           --

         Noncurrent deferred tax assets:
             Net operating loss carryforward       65,358       18,742
             Deferred compensation                    468          295
             Other                                    505          292
                                                 --------     --------
         Gross deferred tax assets                 69,975       19,484
         Less:  Valuation allowance               (63,659)     (18,608)
                                                 --------     --------
                                                    6,316          876
         Noncurrent deferred tax liabilities:
         Property and equipment                    (3,362)        (876)
         Intangible assets                         (2,954)          --
                                                 --------     --------
         Net deferred tax asset                  $     --     $     --
                                                 ========     ========

         Generally accepted accounting principles require a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all of the evidence, both positive and negative, management has determined that a valuation allowance of approximately $63.7 and $18.6 million is necessary at December 31, 2000 and 1999, respectively.

         At December 31, 2000 and 1999, the Company's net operating loss carryforward for federal income tax purposes is approximately $172.0 and $49.3 million, expiring in various amounts from 2011 through 2020. The net operating loss carryforwards are subject to certain tax law provisions that limit the utilization of net operating losses following a change in ownership.



                                     A-F-21

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

12.      COMMITMENTS AND CONTINGENCIES

         The Company has disputed billings and access charges to and from certain inter-exchange carriers (IXCs) and incumbent local exchange carriers (ILECs). The Company contends the invoicing and billings of access charges are not in accordance with the interconnection, service level, or tariff agreements entered between the Company and certain IXCs and ILECs. The Company has not paid for a portion of these disputes and management believes that the Company will prevail in these disputes. At December 31, 2000 and 1999, the disputed amounts were approximately $9.1 and $2.3 million, respectively.

         In July 2000, the Company entered into an agreement with a service firm to provide various content and new service offerings through the telephone. Under this agreement, Z-Tel has invested $3.0 million in 2000, included in prepaid assets, and is committed to an additional $4.0 million in cash payments for future services. This contract provides for early termination under certain circumstances with adjustments of the commitments.

         In August 2000, the Company entered into an agreement with a service firm to outsource customer provisioning through electronic bonding with incumbent local exchange carriers. Under this agreement, the Company is committed to the following minimum cash payments, subject to certain adjustments of approximately $4.0, $7.7, and $9.0 million for the years ended December 2001, 2002, and 2003, respectively. The payment of these fees are subject to the successful completion by the service firm of certain obligations in the future. This contract provides for various termination arrangements with related severance fees.

         As of December 31, 2000 the Company is obligated to monthly minimum cash payments to an outside service provider for network maintenance up to $0.8 million. The Company expects this to be completed by 2002.

13.      RELATED PARTY TRANSACTIONS

         During 1998, various executives of the Company issued full recourse promissory notes, totaling approximately $3.3 million to the Company in connection with the purchase of 2,929,575 shares of common stock. The accompanying consolidated financial statements include the notes as a decrease in stockholders' equity. The outstanding notes receivable at December 31, 2000 and 1999 are approximately $0.9 and $1.7 million respectively. The Company received payments of approximately, $0.8 and $1.2 million in 2000 and 1999, respectively. The principal balance of the notes and the related accrued interest (8% per annum) are due December 31, 2001. The notes are collateralized by the shares of common stock acquired with the notes, and those shares are held in escrow by the Company. Interest income on these notes receivable was $0.1, $0.3, and $0.1 million for the years ended December 31, 2000, 1999 and the period January 15, 1998 (Inception) through December 31, 1999, respectively.



                                     A-F-22

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         During 1998, an executive loaned the Company approximately $5.4 million with interest at a rate of 8% per year until paid. In August 1998, the Company issued 4,708,000 shares of common stock to the executive in satisfaction of the debt and accrued interest payable of approximately $1.7 million.

         In September 1999, the Company cancelled approximately $0.3 million of notes receivable and reacquired 279,675 shares of common stock at $1.14 per share from an employee. At December 31, 2000 and 1999, these shares are presented as treasury shares, at cost.

         In May 2000, as a result of a change of control provision that was triggered by the acquisition of Touch 1, Touch 1 purchased a building used to house its technology infrastructure from its lessor, Brookwood, L.L.C., for approximately $3.5 million from a limited liability company of which an executive of Z-Tel is a significant shareholder.

         During 2000, the Company made total payments of approximately $5.6 million, exclusive of approximately $3.5 million to purchase a building as described in the above paragraph, to an executive and several entities affiliated with this executive pursuant to debt and lease agreements. The entities and the various debt terms are outlined in footnote eight, under related party, with the total amounts owed to each of the entities for each of the years ended December 31, 2000 and 1999.

         During 2000, a member of the Board of Directors of the Company received approximately $0.2 million from Breckenridge Securities Corporation ("BSC"), which fee was paid from amounts paid by the Company to BSC in connection with services provided in conjunction with the issuances of Series D and Series E Preferred. The member of the Board of Directors entered into this agreement prior to being appointed to the Board.

         During 2000, the Company made payments of $0.1 million in rental payments to Olympus Management Group, Inc., an entity 100% owned by a Company executive.

         In December 2000, the Company agreed to a guarantee of three employees' margin loans. This required the Company to segregate the guarantee amount of approximately $1.3 million into a restricted cash account. Each employee executed an agreement with the Company in which each pledges to the Company a security interest in all shares of the Company's common stock they own as well as in all of their other tangible and intangible property. In addition, each employee entered into a Secured Promissory Note providing that, should any amounts be drawn on the Company guarantee by the creditor who made the margin loan to these employees, such amounts would be considered advances under a secured promissory note and would bear interest until paid.

14.      EMPLOYEE BENEFIT PLAN

         In 1999, the Company established a 401(k) plan covering defined employees who meet established eligibility requirements. Under the original plan provisions, the company did not make matching contributions. Effective September 15, 2000, the Company merged the plans of Touch 1 and Z-Tel and established a matching contribution for the 401(k) plan to 50% of participating contributions to a maximum matching amount of 5% of a participant's compensation. The Company contribution was approximately $0.2 million for the year ended December 31, 2000.



                                     A-F-23

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

15.      STOCK-BASED COMPENSATION

         Effective October 30, 1998, the Company adopted the 1998 Equity Participation Plan ("1998 Plan"), for the grant to eligible employees and eligible participants of options to purchase up to 1,261,000 shares of the Company's common stock. During September and November 1999, the Board of Directors (the "Board") increased the shares available for grant under the 1998 Plan to 6.0 and 7.5 million shares, respectively.

         Effective April 20, 2000, the Company adopted the 2000 Equity Participation Plan ("2000 Plan"), this plan allows for the grant to eligible employees and eligible participants of options to purchase up to 2.0 million shares of the Company's common stock. The 2000 Plan automatically increases the number of shares available for grant on the first day of the company's fiscal year beginning in 2001 equal to the lesser of (i) 3.0 million shares, (ii) 6% of the outstanding shares on such date, or (iii) a lesser amount determined by the Board.

         The Plan is administered by a committee appointed by the Board, or by the Board. The Board or the appointed committee shall administer the 2000 Plan, select the eligible employees and eligible participants to whom options will be granted, the price to be paid, the exercise period and the number of shares subject to any such options and interpret, construe and implement the provisions of the 2000 Plan.

         During the years ended December 31, 2000 and 1999 and the period January 15, 1998 (Inception) through December 31, 1998, respectively, the Company awarded options under the 1998 and 2000 Plan for the right to purchase 3,305,540, 3,187,225 and 201,050, shares of common stock, respectively, at a weighted average option price per share of $18.28, $5.79 and $3.64, respectively. Stock option grants approximate the fair market value at the date of grant. The vesting periods on these options range from immediately to four years and have a maximum contractual life of ten years.

         Prior to the adoption of the 1998 Plan, the Board awarded options (the "Initial Plan") for the right to purchase 3,868,800 shares of common stock at a weighted average option price per share of $2.83. The vesting periods on these options range from immediately to four years, and have a maximum contractual life of ten years.

         A summary of the stock option activity for the years ended December 31, 2000, 1999 and the period January 15, 1998 (Inception) through December 31, 1998 is presented below:



                                     A-F-24

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


                                                                 1998 Equity             2000 Equity
                                          Initial Plan        Participation Plan      Participation Plan              Total
                                      -------------------    ---------------------    --------------------    ---------------------
                                                  Weighted                Weighted                 Weighted                Weighted
                                                  Average                 Average                  Average                 Average
                                      Number of   Exercise   Number of    Exercise    Number of    Exercise   Number of    Exercise
                                      Shares       Price       Shares      Price       Shares       Price       Shares      Price
                                      ---------   --------   ---------    --------    ---------    --------   ---------    --------
    OUTSTANDING, JANUARY 15, 1998
         (INCEPTION)                         --    $   --           --    $     --           --    $    --           --    $    --
       Granted                        3,868,800      2.83      201,050        3.64           --         --    4,069,850       2.87
       Forfeited                        (69,500)     2.42           --          --           --         --      (69,500)      2.42
                                     ----------             ----------               ----------    -------   ----------

    OUTSTANDING, DECEMBER 31, 1998    3,799,300      2.83      201,050        3.64           --         --    4,000,350       2.88

       Granted                               --        --    3,187,225        5.79           --         --    3,187,225       5.79
       Exercised                       (305,094)     1.73       (1,466)       3.64           --         --     (306,560)      1.74
       Forfeited                       (301,073)     3.49      (57,745)       3.69           --         --     (358,818)      3.53
                                     ----------              ---------               ----------    -------   ----------

    OUTSTANDING, DECEMBER 31, 1999    3,193,133      2.88    3,329,064        5.69           --         --    6,522,197       4.32

       Granted                               --        --    1,423,100       27.33    1,882,440      11.43    3,305,540      18.28
       Exercised                       (387,384)     2.47     (386,611)       3.77           --         --     (773,995)      3.12
       Forfeited                        (32,981)     2.62     (530,229)      14.71     (111,550)     12.38     (674,760)     13.74
                                     ----------              ---------               ----------    -------   ----------

    OUTSTANDING, DECEMBER 31, 2000    2,772,768    $ 2.94    3,835,324    $  12.67    1,770,890    $ 11.37    8,378,982    $  9.18
                                      =========              =========                =========    =======    =========

         Had compensation cost for the Company's stock options granted been determined based on the fair value at the date of grant, consistent with the provisions of SFAS No. 123, the Company's net loss and loss per share of common stock for the years ended December 31, 2000, 1999 and the period January 15, 1998 (Inception) through December 31, 1998, respectively, would have been increased to the pro forma amounts shown below.

                                                                                             Period
                                                                                        January 15, 1998
                                                               Year Ended             (Inception) through
                                                               December 31,               December 31,
                                                           2000           1999               1998
                                                        ----------     ----------     -------------------

         Net Loss
            As presented                                $  (88,037)    $  (35,971)        $  (13,122)
            As adjusted                                    (99,174)       (36,477)           (13,161)

         BASIC AND DILUTED NET LOSS PER COMMON SHARE
            As presented                                $    (3.38)    $    (2.49)        $    (2.03)
            As adjusted                                      (3.72)         (2.53)             (2.04)




                                     A-F-25

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


         These adjusted amounts were determined using the Black-Scholes valuation model with the following key assumptions: (a) a discount rate of approximately 6.5%, 5.7% and 4.7% for each of the years ended December 31, 2000 and 1999, and the period January 15, 1998 (Inception) through December 31, 1998, (b) a volatility factor of approximately 123%, 81%, and 64% for each of the years ending December 31, 2000 and 1999, and the period January 15, 1998 (Inception) through December 31, 1998 respectively; (c) an average expected option life of 5 years; (d) there have been no options that have expired; and (e) no payment of dividends on common stock.

         During 2000, 1999 and 1998, respectively, included in the options granted by the Company, are 0, 695,082 and 113,300 options granted to non-employees. The Company recorded expense for the same periods, respectively, of approximately $0.1, $0.3 and $0.1 million, respectively, related to these non-employee options in accordance with the provisions of SFAS No. 123.

         The following table summarizes information about stock options outstanding at December 31, 2000:

                                             Weighted Average
                                                 Remaining
                                                Contractual
                                 Number             Life            Number
         Exercise Prices      Outstanding        (In Years)       Exercisable
         --------------        ---------     ----------------     -----------

         $1.14 - $3.64         4,027,712                7.6        2,946,249
         $5.45 - $7.27         1,280,805                9.1          378,796
         $8.00 - $13.00        2,025,515                9.4           90,870
         $14.00 - 47.00        1,044,950                9.2           59,904
                               ---------                           ---------
                               8,378,982                           3,475,819
                               =========                           =========

16.      COMPUTATION OF NET LOSS PER SHARE

         Basic net loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding during the period. Incremental shares of common stock equivalents are not included in the calculation of net loss per share as the inclusion of such equivalents would be anti-dilutive.



                                     A-F-26

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         Net loss per share is calculated as follows:


                                                                                                                   PERIOD
                                                                                                              JANUARY 15, 1998
                                                                                YEAR ENDED                       (INCEPTION)
                                                                                DECEMBER 31,                THROUGH DECEMBER 31,
                                                                           2000              1999                   1998
                                                                      ------------       ------------       --------------------

         BASIC AND DILUTED NET LOSS PER SHARE:
             Loss attributable to common stockholders:

               Net loss                                               $    (88,037)      $    (35,971)       $   (13,122)
               Less mandatorily redeemable convertible preferred
                    stock dividends                                         (3,644)            (1,654)              (190)
               Less beneficial conversion feature                          (20,027)                --                 --
                                                                      ------------       ------------        -----------

                 Loss attributable to common stockholders             $   (111,708)      $    (37,625)       $   (13,312)
                                                                      ============       ============        ===========

             Weighted average common shares outstanding                 33,066,538         15,099,359          6,554,499
                                                                      ============       ============        ===========

             Basic and diluted net loss per share                     $      (3.38)      $      (2.49)       $     (2.03)
                                                                      ============       ============        ===========


         For each of the periods presented, basic and diluted net loss per share are the same. Unexercised options to purchase 8,378,982, 6,522,197 and 4,000,350 shares of common stock, unexercised warrants to purchase 4,602,457, 637,332, and 0 shares of common stock, mandatorily redeemable convertible preferred stock convertible into 9,174,605, 0 and 4,437,403 shares of common stock for the years ended December 31, 2000 and 1999 and the period January 15, 1998 (Inception) through December 31, 1998, respectively, which could potentially dilute basic earnings per share in the future were not included in the computation of diluted net loss per share for these periods because to do so would have been anti-dilutive in each case.

17.      LEGAL AND REGULATORY PROCEEDINGS

         On June 9, 2000, PTEK Holdings, Inc. and Premiere Communications, Inc. (collectively, "PTEK") filed a lawsuit against the Company, Z-Tel Communications, Inc., David Gregory Smith, Z-Tel's Chairman, Chief Executive Officer and President, Eduard Mayer, one of Z-Tel's directors and James Kitchen, a Senior Vice President of Z-Tel (the "Lawsuit").

         On November 14, 2000, the parties to the Lawsuit agreed to resolve in full all claims asserted by each party against the other. In connection with the settlement, the Company agreed to issue a warrant to PTEK Holdings, Inc. to purchase 175,000 shares of the Company's common stock at an exercise price of $12.00, which price is subject to certain adjustments. The warrant is fully vested and non-forfeitable but is not exercisable until two years after the issue date of the warrant. As a result of the issuance of the warrant and the accrual of legal fees related to the Lawsuit, the Company has recognized an expense of approximately $1.0 million for the year ended December 31, 2000.




                                     A-F-27

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

         In the ordinary course of business, the Company is involved in legal proceedings that are generally incidental to its operations. In addition, from time to time, the Company is the subject of customer complaints filed with the state utility commissions of the states in which it operates or the FCC. Most complaints are handled informally and at this time there are no formal proceedings pending. While there can be no assurance of the ultimate disposition of incidental legal proceedings or customer complaints, the Company does not believe their disposition will have a material adverse effect on the Company's consolidated results of operations or financial position.

18.      SUBSEQUENT EVENTS

         On March 7, 2001, in accordance with the Stockholders Rights Agreement, the Company distributed preferred stock purchase rights as a dividend. See footnote ten.

         On March 15, 2001, the Company filed a lawsuit against AT&T Corp. (AT&T). The Company alleged that AT&T has received originating and terminating access service from the Company and has unlawfully withheld access charges for such services. We seek damages from AT&T in the current amount of approximately $7.0 million, and have alleged we are entitled to late fees and interest on such amount and any future amounts, consequential damages, punitive damages, attorney's fees and costs. We also have asked the Court to enter an order directing AT&T to pay access charges to us in the future if AT&T continues to use our service.

19.      QUARTERLY OPERATING RESULTS (UNAUDITED)

         The following table presents unaudited quarterly operating results for each of the last eight quarters. This information has been prepared by the Company on a basis consistent with the Company's consolidated financial statement statements and includes all adjustments, consisting only of normal recurring accruals, in accordance with generally accepted accounting principles. Such quarterly results are not necessarily indicative of future operating results.

                                                                 QUARTER ENDED
                                      ---------------------------------------------------------------------
                                        MARCH 31,          JUNE 30,         SEPTEMBER 30,      DECEMBER 31,
                                          1999               1999               1999               1999
                                      ------------       ------------       ------------       ------------

         Sales                        $        664       $        761       $        745       $      4,445
         Operating loss                     (5,843)            (4,488)           (10,849)           (12,048)
         Net loss                           (5,939)            (5,611)           (12,097)           (12,324)
         Net loss per share(1)        $      (0.43)      $      (0.42)      $      (0.87)      $      (0.75)
         Weighted average shares
            outstanding                 14,411,100         14,411,100         14,328,120         17,257,893


                                                                 QUARTER ENDED
                                      ---------------------------------------------------------------------
                                        MARCH 31,          JUNE 30,         SEPTEMBER 30,      DECEMBER 31,
                                          2000               2000               2000               2000
                                      ------------       ------------       ------------       ------------

         Sales                        $     13,976       $     40,157       $     54,415       $     69,120
         Operating loss                    (16,521)           (22,687)           (22,228)           (29,763)
         Net loss                          (15,476)           (23,055)           (23,109)           (26,397)
         Net loss per share(1)        $      (0.48)      $      (0.71)      $      (1.32)(2)   $      (0.85)
         Weighted average shares
            outstanding                 31,941,964         33,042,008         33,536,724         33,717,824


---------------

(1) Earnings per share were calculated for each three month and twelve month period on a stand-alone basis

(2) Included in this calculation is approximately $12.7 million for a cumulative catch adjustment required by EITF 00-27 as discussed in footnote nine.

                                     A-F-28

                                   APPENDIX B


Financial Statements and Related Notes, and related Management's Discussion and Analysis of Financial Condition and Results of Operations, from our Quarterly Report on Form 10-Q for the quarter ended March 31, 2001

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion together with the condensed consolidated financial statements and related notes and other sections of this Quarterly Report on Form 10-Q. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those projected in the forward-looking statements as a result of certain factors. Factors that may affect our results of operations include, but are not limited to, our limited operating history and cumulative losses, uncertainty of customer demand, rapid expansion, potential software failures and errors, potential network and interconnection failure, dependence on local exchange carriers, dependence on third party vendors, dependence on key personnel, uncertainty of government regulation, legal and regulatory uncertainties, and competition. We disclaim any obligation to update information contained in any forward-looking statement. In addition to these factors, other factors that could affect the Company's financial results are described in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2001.

OVERVIEW

We are an emerging provider of advanced, integrated telecommunications services targeted primarily to residential subscribers. For management purposes, we are organized into one reportable operating segment. We offer local and long distance telephone services in combination with enhanced communication features accessible through the telephone or the Internet. The nature of our business is rapidly evolving, and we have a limited operating history. As a result, we believe that period-to-period comparisons of our revenues and operating results, including our network operations and other operating expenses as a percentage of total revenue, are not meaningful and should not be relied upon as indicators of future performance. We do not believe that our historical growth rates are indicative of future results.

Z-Line Home Edition is our principal service offering. Z-Line Home Edition includes low-priced local and long distance (1+) residential telephone services using a customer's existing telephone number, bundled with enhanced features, including caller identification, call forwarding, three-way calling, speed calling, and remote access to long distance calling through our Z-Line Anywhere access card service, the full functionality of the Z-Line Features and, for an additional fee, Internet access. We offer Z-Line Home Edition service, at least on an initial marketing basis, in nineteen states.

We intend to continue to pursue offering Z-Line Home Edition in additional states as soon as favorable pricing and implementation rules are imposed in those states. We have also developed other bundled combinations of our services at varied price points in order to stimulate and expand customer interest in our services. For example, we have begun to offer, in five states, a lower price version of Z-Line Home Edition that includes fewer bundled long distance minutes and features. Additional long distance minutes and features are being offered separately for an additional monthly fee. We also have offered to all of our Z-Line Home Edition subscribers the ability, through our member-to-member program, to make unlimited long distance telephone calls to other Z-Line Home Edition subscribers for an additional monthly fee.

Z-Line Anywhere is our access card service that allows a customer to make long-distance calls using our network from any phone simply by dialing a local access or toll-free 1-800 number. No change in phone service is required. Subscribers of Z-Line Anywhere also receive the full functionality of our Z-Line Features. Z-Line Anywhere customers are billed monthly in arrears, and the associated revenue is recognized in the month of service. Z-Line Anywhere is available nationwide, although we are not actively marketing the service.

Touch 1 Long Distance is our (1+) long distance product. Touch 1 Long Distance is also available nationwide, although we are not actively marketing the service.

We completed the acquisition of Touch 1 Communications, Inc. ("Touch 1"), on April 14, 2000. The purchase price of Touch 1 consisted of 1.1 million shares of our common stock and $9.0 million in cash. The acquisition was accounted for as a purchase business combination. Touch 1 provides employees in sales, provisioning, and customer service. This acquisition provided us with the opportunity to further grow our back-office operations to provide capacity for market entry into new states.

RESULTS OF OPERATIONS QUARTER ENDED MARCH 31, 2001 COMPARED TO QUARTER ENDED MARCH 31, 2000

REVENUES. Revenues increased by $61.0 million to $75.0 million for the quarter ended March 31, 2001, compared to $14.0 million for the same quarter in the prior year. The increase is attributable to average Home Edition subscriber lines of 360,000 for the quarter ended March 31, 2001, compared to 63,000 for the same quarter in the prior year. The purchase of Touch 1 provided an additional increase in revenue of $6.7 million from its existing 1+ long-distance offering for the quarter ended March 31, 2001. The following tables outline the approximate number of subscriber lines for Z-Line Home Edition, Z-Line Anywhere and Touch 1 (1+) long distance services as of the end of the period:

TYPE OF SERVICE                          March 31, 2001      March 31, 2000
Z-Line Home Edition                         380,000             86,000

Z-Line Anywhere and Touch 1 (1+)
    Long Distance Services                  234,000              8,100

NETWORK OPERATIONS. Network operations expense increased by $33.5 million to $43.3 million for the quarter ended March 31, 2001, compared to $9.8 million for the same quarter in the prior year. Our gross margin increased to 42.3% for the quarter ended March 31, 2001, compared to 29.7% for the same period in the prior year. The network operations expense primarily consists of fixed and variable transmission expenses for interconnection agreements with incumbent local exchange carriers (ILECs), service level agreements with inter-exchange carriers (IXCs), and transmission services based on tariff arrangements. The increase in network operation expenses and improved margins is the result of our subscriber growth.

SALES AND MARKETING. Sales and marketing expense increased $6.0 million to $12.8 million for the quarter ended March 31, 2001, compared to $6.8 million for the same quarter in the prior year. The sales and marketing expense primarily consists of telemarketing, direct mail, brand awareness advertising, agent commissions and salaries and benefits paid to employees engaged in sales for the same quarter in the prior year and marketing activities.

The increase is attributable to an overall increase in sales, marketing, and advertising activities. We had increased telemarketing in the first quarter of 2001 compared to the same quarter in the prior year because of offering service to nineteen states in 2001 compared to three states for the same quarter in the prior year. We increased the use of radio and billboard advertising in 2001, especially in the states in which we recently introduced service. The radio and billboard advertising, coupled with commissions from our various agent programs contributed to the increase in our sales and marketing expense in 2001.

We are intensifying our focus on sales and marketing channels with lower acquisition costs per subscriber for 2001. We have eliminated direct mail campaigns that resulted in higher than anticipated acquisition and operating costs. We also will be reducing our telemarketing hours through the closure of a call center resulting in approximately 80 telemarketers and 12 support positions being eliminated. We believe our roll-out of the member-to-member campaign to all states in which we offer Z-Line Home Edition, coupled with the introduction of our online sales channel and electronic agent program, should contribute to lower acquisition costs during the next quarter and throughout 2001. We will continue to build the overall awareness of our "Z" brand, and pursue alliances and ventures with other companies.

RESEARCH AND DEVELOPMENT. Research and development expenses increased $1.1 million to $2.4 million for the quarter ended March 31, 2001, compared to $1.3 million for the same quarter in the prior year. Our research and development expenses consist primarily of salaries and benefits paid to employees engaged in research and development activities and outside third party development costs. The increase in research and development is a result of increased employees in this area at March 31, 2001 compared to the same quarter in 2000.

In accordance with generally accepted accounting principles, we have capitalized $1.3 and $0.4 million of salary and related costs for research and development relating to the development of internal use software, rather than expensing these costs in research and development, at March 31, 2001 and 2000, respectively.

We partnered with an outside consulting firm to establish an electronic gateway to increase our provisioning and overall order processing efficiency. In addition to assisting with improving operations, our research and development team is working to develop speech recognition and other new service offerings to provide consumers with more reasons to become and remain our customers.

GENERAL AND ADMINISTRATIVE. General and administrative expense increased $19.7 million to $30.2 million for the quarter ended March 31, 2001, compared to $10.5 million for the same quarter in the prior year. Increases in employee salaries, bad debt expense, billing and collection expense, occupancy costs, and provisioning costs were necessary to support the growth we experienced. Increases in subscriber lines have created increased support and operating expense that have contributed to increased general and administrative expense in 2001.

The overall increase in general and administrative costs is a result of our support of an average of 360,000 subscriber lines in the first quarter 2001 compared to an average of 63,000 subscriber lines for the same quarter in the prior year. Additional employees for our back-office operation were required during 2001 to support the nineteen states in which we now provide service. The reduction in workforce resulting from implementing our electronic gateway during the first quarter of 2001 contributed to some reduction in overall general and administrative expense, however, the complete benefits of this reduction will not be fully recognized until the second quarter of 2001.

The increase in bad debt expense during the first quarter of 2001 resulted from supporting additional subscribers and a write-off of certain carrier access related receivables. We continue to evaluate our operations for efficiencies and the opportunity for any improvements in customer provisioning, billing, and collection. We are evaluating our employee staffing requirements as they relate to increased efficiency and expect to see reductions in the next quarter. We expect our efforts will provide us with efficiencies that will provide an overall reduced general and administrative cost per subscriber.

DEPRECIATION AND AMORTIZATION. Depreciation and amortization expense increased $3.9 million to $6.0 million for the quarter ended March 31, 2001, compared to $2.1 million for the same quarter in the prior year. The increase in depreciation and amortization is primarily due to higher levels of fixed assets and capitalized software, as well as intangible assets related to our purchase of Touch 1 in April 2000.

INTEREST AND OTHER INCOME. Interest and other income increased $1.6 million to $2.9 million for the quarter ended March 31, 2001, compared to $1.3 million for the same quarter in the prior year. Interest and other income includes late fees from subscriber and carrier receivables, interest earned from our cash balances invested in interest bearing accounts and any gains from the sale of investments or securities. The increase was primarily due to $2.5 million in late fees charged on customer and carrier access related receivables. This increase was partially offset by the lower interest earned on cash investments as a result of lower cash balances for the quarter ended March 31, 2001 compared to the first quarter of 2000.

INTEREST AND OTHER EXPENSE. Interest and other expense increased $0.7 million to $0.9 million for the quarter ended March 31, 2001, compared to $0.2 million for the same quarter in the prior year. Our interest expense is a result of the interest charged on our capital lease and other debt obligations. The increase in 2001 is from the assumption of debt from the Touch 1 acquisition and certain expenses associated with the sale of our accounts receivable.

INCOME TAX EXPENSE. No provision or benefit for federal or state income taxes has been recorded due to the recording of a full valuation allowance against the net deferred tax asset for the quarters ended March 31, 2001 and 2000.

NET LOSS. Our net loss increased $2.1 million to $17.6 million for the quarter ended March 31, 2001, compared to $15.5 million in the same quarter in the prior year. This increase was due primarily to the increases in expenses described above.

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS. Our net loss attributable to common stockholders increased $4.6 million to $20.1 million for the quarter ended March 31, 2001, compared to $15.5 million for the same quarter in the prior year. This increase was due primarily to the increases in expenses described above and the issuance of the Series D and E Preferred Stock. In conjunction with the Series D and E Preferred we recorded $2.5 million of non-cash charges relating to cumulative dividends and preferred stock accretion during the first quarter of 2001.

EBITDA. Many securities analysts use the measure of earnings before deducting interest, taxes, depreciation and amortization, also commonly referred to as "EBITDA," as a way of evaluating our financial performance. EBITDA is not a measure under generally accepted accounting principles, is not meant to be a replacement for generally accepted accounting principles and should not be considered an alternative to net income as a measure of performance or to cash flows as a measure of liquidity. We have included EBITDA data because it is a measure commonly used in the telecommunications industry and is presented to assist in understanding our operating results. Our negative EBITDA decreased $0.8 million to $13.6 million for the quarter ended March 31, 2001, compared to $14.4 million for the first quarter of 2000. We expect to achieve positive EBITDA on a monthly basis sometime during the second half of 2001. We believe the attainment of positive EBITDA will primarily arise from our strategic growth which is focused on improved operating efficiencies and lowered subscriber acquisition costs.

LIQUIDITY AND CAPITAL RESOURCES The competitive local telecommunications service business is traditionally considered to be a capital intensive business owing to the significant investments required in fiber optic communication networks and the co-location of switches and transmission equipment in incumbent local exchange carriers' central offices. Although we will continue our capital expenditures, we do not expect the growth of our business will require the levels of capital investment in fiber optics and switches that existed in historical telecommunications facilities-based models. Instead, we will devote significant amounts of our capital resources to continued operations, software development and marketing efforts that we have designed to achieve penetration of our target markets.

We have incurred accumulated losses since our inception as a result of developing our business, research and development, building and maintaining network infrastructure and technology, sales and promotion of our services, and administrative expenditures. At March 31, 2001, we had an accumulated deficit of $154.7 million and $31.6 million in cash and cash equivalents. We have funded our expenditures primarily through operating revenues, private securities offerings, a sale-leaseback credit facility, a receivables sale agreement, and an initial public offering that raised net proceeds of $109.1 million.

On February 14, 2000, we paid $14.4 million to extinguish the outstanding CMB Capital, LLC capital lease obligation and purchase the related assets. This was the repayment of transactions involving the sale-leaseback of various furniture and equipment payable over four years from the date of the transactions. This transaction accounted for a $1.6 million increase in the carrying value of our assets, resulting from the payments made to terminate the lease and the carrying value of our capital lease obligation. This $1.6 million was added to the value of the assets purchased and is depreciated over the estimated remaining useful lives in accordance with FASB Interpretation No. 26, Accounting for Purchase of a Leased Asset by the Lessee during the Term of the Lease, an interpretation of FASB Statement No. 13.

Net cash used in operating activities improved by $13.3 million to $6.6 million for the quarter ended March 31, 2001 compared to $19.9 million for the same quarter in the prior year. The improvement resulted from increased cash collections on our receivables and slower payment of accounts payable.

Included in our net cash used in operating activities for the quarter ended March 31, 2001 was the sale of $31.5 million of receivables for proceeds of $20.8 million. At March 31, 2001, a net amount receivable relating to the sale of $10.7 million is included in accounts receivable and the cost relating to the agreement of $0.1 million are included in interest and other expense.

We had payments on long-term debt and capital lease obligations totaling $1.1 million for the quarter ended March 31, 2001. These payments primarily relate to the debt we assumed in the Touch 1 acquisition. Our payments for the first quarter of 2001 are substantially less than the $14.4 million paid for the same quarter in the prior year due to the extinguishment of our sale-leaseback facility.

Our capital expenditures for the quarter ended March 31, 2001 were $7.5 million compared to $9.2 in the same quarter of the prior year. During 2000 our efforts were directed toward enhancing our network and billing infrastructure. Our focus in 2001 has been to conserve capital and focus on profitability.

Our ongoing capital requirements will depend on several factors, including market acceptance of our services, the amount of resources we devote to investments in our networks, facilities, build-out of additional enterprise management centers, services development and brand promotions, the resources we devote to sales and marketing of our services, and other factors. As growth dictates, we expect to make strategic investments in technology and our network architecture in the future.

Our debt is primarily fixed rate related party that is primarily payable in monthly installments through 2004. We paid a $3.0 million balloon payment due on a loan in May 2001. We will make investments in sales and marketing to build our overall "Z" brand and build awareness about our member-to-member service and lower priced service offerings in an attempt to attract new customers. We will focus on what we expect to be more efficient marketing channels such as our on-line agent program and expect to lower acquisition costs per subscriber.

In the quarter ended March 31, 2001 we eliminated approximately 20% of our workforce through a formal reduction in force, a hiring freeze, and normal attrition. During the second quarter of 2001, we will examine the possibility of further reductions, consistent with our goals of slower growth and our strategic focus on profitability. We expect the above and other factors to result in the achievement of positive EBITDA on a monthly basis during the second half of 2001 and positive cash flow from operations sometime thereafter. We believe that we have sufficient funding to execute our current business plan; however, any acceleration or change to the business plan may require additional equity or debt financing which may not be available on attractive terms, or at all, or may be dilutive.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We currently have instruments sensitive to market risk relating to exposure to changing interest rates and market prices. We do not enter into financial instruments for trading or speculative purposes and do not currently utilize derivative financial instruments. Our operations are conducted primarily in the United States and as such are not subject to material foreign currency exchange rate risk.

The fair value of our investment portfolio or related income and our long-term debt obligations would not be significantly impacted by either a 100 basis point increase or decrease in interest rates due mainly to the short-term or fixed nature of these types of items.

FINANCIAL STATEMENTS
                                                                         PAGE
                                                                         ----

         Condensed Consolidated Balance Sheets at March 31, 2001
             and December 31, 2000                                       B-F-2

         Condensed Consolidated Statements of Operations for the
             three months ended March 31, 2001 and 2000                  B-F-3

         Condensed Consolidated Statement of Changes in Stockholders'
             Equity and Comprehensive Loss for the three
             months ended March 31, 2001                                 B-F-4

         Condensed Consolidated Statements of Cash Flows for the
             three months ended March 31, 2001 and 2000                  B-F-5

         Notes to Condensed Consolidated Financial Statements            B-F-6



                                     B-F-1

Z-Tel Technologies, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands, except share data)

                                                                                        MARCH 31,        DECEMBER 31,
                                                                                           2001              2000
                                                                                       -----------       ------------
ASSETS                                                                                 (UNAUDITED)
Current assets:
    Cash and cash equivalents, including restricted cash of $1,267                      $  31,587         $  46,650
    Accounts receivable, net of allowance for doubtful
        accounts of $12,570 and $9,026                                                     68,525            65,432
    Prepaid expenses and other current assets                                              11,852             7,159
                                                                                        ---------         ---------
      Total current assets                                                                111,964           119,241

Property and equipment, net                                                                63,387            59,200
Intangible assets, net                                                                     62,944            64,267
Other assets                                                                                4,475             3,753
                                                                                        ---------         ---------

        Total assets                                                                    $ 242,770         $ 246,461
                                                                                        =========         =========

LIABILITIES, MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED
      STOCK AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable and accrued liabilities                                            $  57,770         $  44,693
    Deferred revenue                                                                        8,225             7,666
    Current portion of long-term debt and capital lease obligations                         8,175             7,637
                                                                                        ---------         ---------
      Total current liabilities                                                            74,170            59,996

Long-term debt and capital lease obligations                                               12,142            12,780
                                                                                        ---------         ---------

        Total liabilities                                                                  86,312            72,776
                                                                                        ---------         ---------

Mandatorily redeemable convertible preferred stock, $.01 par value; 50,000,000 shares authorized; 8,854,914 issued and outstanding (aggregate liquidation
      value of approximately $110,055 and $84,585)                                         87,142            84,585
                                                                                        ---------         ---------

Commitments and contingencies (Notes 4 and 6)

Stockholders' equity:
    Common stock, $.01 par value; 150,000,000
        shares authorized; 34,110,788 and 34,033,910 shares issued;
        33,831,113 and 33,754,235 outstanding, respectively                                   341               340
    Notes receivable from stockholders                                                       (839)             (839)
    Unearned stock compensation                                                              (221)             (255)
    Additional paid-in capital                                                            225,081           227,304
    Accumulated deficit                                                                  (154,710)         (137,130)
    Accumulated other comprehensive loss                                                      (18)               (2)
    Treasury stock, 279,675 shares at cost                                                   (318)             (318)
                                                                                        ---------         ---------

      Total stockholders' equity                                                           69,316            89,100
                                                                                        ---------         ---------

        Total liabilities, mandatorily redeemable convertible preferred stock
             and stockholders' equity                                                   $ 242,770         $ 246,461
                                                                                        =========         =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                     B-F-2

Z-Tel Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)


                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
                                                          2001                 2000
                                                     ---------------------------------
                                                                (UNAUDITED)
Revenues                                             $     75,044         $     13,976
                                                     ------------         ------------

Operating expenses:
    Network operations                                     43,302                9,830
    Sales and marketing                                    12,761                6,819
    Research and development                                2,367                1,299
    General and administrative                             30,203               10,461
    Depreciation and amortization                           6,041                2,088
                                                     ------------         ------------

      Total operating expenses                             94,674               30,497
                                                     ------------         ------------

      Operating loss                                      (19,630)             (16,521)
                                                     ------------         ------------

Nonoperating income (expense):
    Interest and other income                               2,918                1,286
    Interest and other expense                               (868)                (241)
                                                     ------------         ------------

      Total nonoperating income                             2,050                1,045
                                                     ------------         ------------

Net loss                                                  (17,580)             (15,476)

      Less mandatorily redeemable convertible
           preferred stock dividends and accretion         (2,544)                  --
                                                     ------------         ------------

Net loss attributable to common stockholders         $    (20,124)        $    (15,476)
                                                     ============         ============

Weighted average common shares outstanding             33,790,809           31,940,556
                                                     ============         ============

Basic and diluted net loss per share                 $       (.60)        $       (.48)
                                                     ============         ============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                     B-F-3

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY AND COMPREHENSIVE LOSS
(IN THOUSANDS, EXCEPT FOR SHARE DATA)



                                              COMMON STOCK        NOTES
                                           -----------------   RECEIVABLE     UNEARNED    ADDITIONAL                   OTHER
                                                        PAR       FROM         STOCK       PAID-IN    ACCUMULATED  COMPREHENSIVE
                                             SHARES    VALUE  STOCKHOLDERS  COMPENSATION   CAPITAL      DEFICIT        LOSS
                                           ----------  -----  ------------  ------------  ----------  -----------  -------------
Balance, December 31, 2000                 33,754,235    340      (839)         (255)       227,304    (137,130)        (2)

Issuance of common stock for exercise
     of stock options                          49,378      1                                    117
Issuance of common stock for the
    purchase of software                       27,500     --                                    155
Vesting of stock options granted below
    intrinsic value                                                               34
Accelerated vesting of stock options                                                             49
Mandatorily redeemable convertible
    preferred dividends and stock
    accretion                                                                                (2,544)

Net loss                                                                                                (17,580)
Foreign currency translation adjustment                                                                                (16)



Comprehensive loss
                                           ----------  -----    ------        ------      ---------   ---------      -----
Balance, March 31, 2001                    33,831,113  $ 341    $ (839)       $ (221)     $ 225,081   $(154,710)     $ (18)
                                           ==========  =====    ======        ======      =========   =========      =====


                                                               TOTAL
                                             TREASURY      STOCKHOLDERS'
                                               STOCK           EQUITY
                                             --------     ----------------
Balance, December 31, 2000                     (318)            89,100

Issuance of common stock for exercise
     of stock options                                              118
Issuance of common stock for the
    purchase of software                                           155
Vesting of stock options granted below
    intrinsic value                                                 34
Accelerated vesting of stock options                                49
Mandatorily redeemable convertible
    dividends and preferred stock accretion                     (2,544)

Net loss                                                       (17,580)
Foreign currency translation adjustment                            (16)
                                                             ---------

Comprehensive loss                                             (17,596)
                                             ------          ---------
Balance, March 31, 2001                      $ (318)         $  69,316
                                             ======          =========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                     B-F-4

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                          THREE MONTHS ENDED
                                                                              MARCH 31,
                                                                         2001          2000
                                                                      ----------     ---------
                                                                             (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                              $ (17,580)     $ (15,476)
                                                                      ---------      ---------
Adjustments to reconcile net loss to net cash used in
      operating activities:
    Depreciation and amortization                                         6,041          2,088
    Provision for bad debts                                               4,309            652
    Expense charged for granting of stock options                            83             --
      Increase in accounts receivable                                    (7,402)        (9,375)
      Increase in prepaid expenses and other current assets                (628)          (840)
      Increase in other assets                                           (5,087)          (229)
      Increase in accounts payable and accrued liabilities               13,077          2,203
      Increase in deferred revenue                                          559          1,128
      Other                                                                  78            (43)
                                                                      ---------      ---------
        Total adjustments                                                11,030         (4,416)
                                                                      ---------      ---------
        Net cash used in operating activities                            (6,550)       (19,892)
                                                                      ---------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from note receivable                                             7             --
    Issuance of note receivable                                            (100)            --
    Purchases of property and equipment                                  (7,460)        (9,201)
    Purchase of securities                                                   --           (700)
                                                                      ---------      ---------
        Net cash used in investing activities                            (7,553)        (9,901)
                                                                      ---------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from exercise of stock options                                 118            382
    Proceeds from notes receivable                                                         366
    Payments on long-term debt obligations                               (1,078)       (14,099)
                                                                      ---------      ---------
        Net cash used in financing activities                              (960)       (13,351)
                                                                      ---------      ---------
Net decrease in cash and cash equivalents                               (15,063)       (43,144)
Cash and cash equivalents, beginning of period                           46,650        101,657
                                                                      ---------      ---------

Cash and cash equivalents, end of period                              $  31,587      $  58,513
                                                                      =========      =========




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                     B-F-5

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

1.       NATURE OF BUSINESS

         DESCRIPTION OF BUSINESS

         Z-Tel Technologies, Inc. and subsidiaries ("Z-Tel" or the "Company") incorporated in Delaware on January 15, 1998 as Olympus Telecommunications Group, Inc. In March 1998, Olympus Telecommunications Group, Inc. changed its name to Z-Tel Technologies, Inc. Z-Tel Technologies, Inc. is the parent Company. The Company has eight wholly owned subsidiaries: Z-Tel Communications, Inc., Z-Tel Business Networks, Inc., Z-Tel Holdings, Inc., Z-Tel Communications of Virginia, Inc., Z-Tel, Inc., Z-Tel Network Services, Inc., Z-Tel Investments, Inc., and Touch 1 Communications, Inc. and Subsidiaries.

         Z-Tel is an emerging provider of advanced, integrated telecommunications services targeted to residential subscribers. Z-Tel offers local and long distance telephone services in combination with enhanced communication features accessible through the telephone, the Internet and certain personal digital assistants. Z-Tel offers its Z-Line Home Edition service, at least on an initial test basis, in nineteen states. Z-Tel also provides long-distance telecommunications services to customers nationally.

2.       BASIS OF PRESENTATION

         The accompanying unaudited condensed consolidated financial statements have been prepared by the Company in accordance with generally accepted accounting principles for interim financial information and are in the form prescribed by the Securities and Exchange Commission in instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The interim unaudited financial statements should be read in conjunction with the audited financial statements of the Company as of and for the year ended December 31, 2000, included in the Company's Annual Report on Form 10-K. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001.

         PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated.

         NEW ACCOUNTING PRONOUNCEMENT

         Statement of Financial Account Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" will be applied prospectively for transfers of financial assets occurring after March 31, 2001. The SFAS replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 revises the standards for accounting for securitizations and other



                                     B-F-6

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


         transfers of financial assets and collateral and requires certain disclosures, but it carries over most of SFAS No. 125's provisions without reconsideration.

         SFAS No. 140 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and service assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Management is addressing the impact that adoption will have on the Company's financial position and results of operations.

3.       ACCOUNTS RECEIVABLE AGREEMENT

         In July 2000, the Company entered into an accounts receivable agreement with RFC Capital Corporation, a division of Textron, Inc. ("RFC"), providing for the sale of certain of the Company's accounts receivable to RFC. RFC has agreed to purchase up to $25.0 million of the Company's accounts receivable, at any given time, with provisions for a commitment of up to $50.0 million, at any given time, subject to successful syndication of the receivable program by RFC.

         In connection with the accounts receivable agreement described above, the Company sold approximately $31.5 million of receivables in the first quarter of 2001. Cash received from the sale was approximately $20.8 million and is included in cash flows from operating activities. At March 31, 2001, a net amount receivable relating to the sale of approximately $10.7 million is included in accounts receivable and the costs related to the agreement of approximately $0.1 million are included in interest and other expense.

4.       COMMITMENTS AND CONTINGENCIES

         The Company has disputed billings and access charges from certain inter-exchange carriers (IXCs) and incumbent local exchange carriers (ILECs). The Company contends the invoicing of billings and access charges received from certain IXCs and ILECs are not in accordance with the interconnection, service level, or tariff agreements entered between the Company and certain IXCs and ILECs. The Company has not paid for a portion of these disputes and management believes that the Company will prevail in these disputes. At March 31, 2001 the disputed amount calculated was approximately $12.4 million.

5.       COMPUTATION OF NET LOSS PER SHARE

         Basic net loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net loss per share assumes the exercise of common stock equivalents for which market price exceeds exercise price, less shares assumed purchased by the Company with related proceeds. Incremental shares of common stock equivalents are not included in the calculation


                                     B-F-7

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


         of net loss per share as the inclusion of such equivalents would be anti-dilutive; therefore, for each of the periods presented basic and diluted net loss per share are the same.

         Net loss per share is calculated as follows:

                                                                                THREE MONTHS ENDED
                                                                                      MARCH 31,
                                                                             2001                 2000
                                                                         ------------         ------------
          BASIC AND DILUTED NET LOSS PER SHARE:
              Net loss attributable to common stockholders:
                Net loss                                                 $    (17,580)        $    (15,476)
                Less mandatorily redeemable convertible
                     preferred stock dividends and accretion                   (2,544)                  --
                                                                         ------------         ------------

                  Net loss attributable to common stockholders           $    (20,124)        $    (15,476)
                                                                         ============         ============

              Weighted average common shares outstanding                   33,790,809           31,940,556
                                                                         ============         ============

              Basic and diluted net loss per share                       $      (0.60)        $      (0.48)
                                                                         ============         ============


         For each of the periods presented, basic and diluted net loss per share are the same. Unexercised options to purchase 8,144,400 and 7,180,530 shares of common stock, unexercised warrants to purchase 5,297,767 and 637,332 shares of common stock, mandatorily redeemable convertible preferred stock convertible into 9,043,481 and 0 shares of common stock for the three months ended March 31, 2001 and 2000, respectively, which could potentially dilute basic earnings per share in the future, were not included in the computation of diluted net loss per share.

6.       LEGAL AND REGULATORY PROCEEDINGS

         On March 15, 2001, the Company filed a lawsuit against AT&T Corp. (AT&T). The Company alleged that AT&T has received originating and terminating access service from the Company and has unlawfully withheld access charges for such services. The Company currently seeks damages from AT&T in the amount of approximately $7.9 million, and has alleged the Company is entitled to late fees and interest on such amount and any future amounts, consequential damages, punitive damages, attorney's fees and costs. The Company also has asked the Court to enter an order directing AT&T to pay access charges to the Company in the future if AT&T continues to use its service. AT&T has filed an answer and counterclaims and has moved to stay the proceedings. The Company has filed a motion to dismiss AT&T's counterclaims and has opposed the motion to stay. The Court has not ruled on any of the pending motions.

         In the ordinary course of business, the Company is involved in legal proceedings that are generally incidental to its operations. In addition, from time to time, the Company is the subject of customer complaints filed with the state utility commissions of the states in which it operates or the FCC. Most complaints are handled informally. While there can be no


                                     B-F-8

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


         assurance of the ultimate disposition of incidental legal proceedings or customer complaints, the Company does not believe their disposition will have a material adverse effect on the Company's consolidated results of operations or financial position.


                                     B-F-9

                                   APPENDIX C


Financial Statements and Related Notes, and related Management's Discussion and Analysis of Financial Condition and Results of Operations, from our Quarterly Report on Form 10-Q for the quarter ended June 30, 2001

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion together with the condensed consolidated financial statements and related notes and other sections of this Quarterly Report on Form 10-Q. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those projected in the forward-looking statements as a result of certain factors. Factors that may affect our results of operations include, but are not limited to, our limited operating history and cumulative losses, uncertainty of customer demand, rapid expansion, potential software failures and errors, potential network and interconnection failure, dependence on local exchange carriers, dependence on third party vendors, dependence on key personnel, uncertainty of government regulation, legal and regulatory uncertainties, and competition. We disclaim any obligation to update information contained in any forward-looking statement. In addition to these factors, other factors that could affect the Company's financial results are described in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2001.

OVERVIEW

We are an emerging provider of advanced, integrated telecommunications services targeted primarily to residential subscribers. For management purposes, we are organized into one reportable operating segment. We offer local and long distance telephone services in combination with enhanced communication features accessible through the telephone, the Internet, and certain digital assistants. The nature of our business is rapidly evolving, and we have a limited operating history. As a result, we believe that period-to-period comparisons of our revenues and operating results, including our network operations and other operating expenses as a percentage of total revenue, are not meaningful and should not be relied upon as indicators of future performance. We do not believe that our historical growth rates are indicative of future results.

Z-Line Home Edition is our principal service offering. Z-Line Home Edition includes low-priced local and long distance (1+) residential telephone services using a customer's existing telephone number, bundled with enhanced features, including caller identification, call forwarding, three-way calling, speed calling, and remote access to long distance calling through our Z-Line Anywhere access card service, the full functionality of the Z-Line Features and, for an additional fee, Internet access. We offer Z-Line Home Edition service, at least on an initial test basis, in thirty-four states.

We intend to continue to pursue offering Z-Line Home Edition in additional states as soon as favorable pricing and implementation rules are imposed in those states. We have also developed other bundled combinations of our services at varied price points in order to stimulate and expand customer interest in our services. For example, we have begun to offer, in seven states, a lower price version of Z-Line Home Edition that includes fewer bundled long distance minutes and features. Additional long distance minutes and features are being offered separately for an additional monthly fee. We also have offered to all of our Z-Line Home Edition subscribers the ability, through our member-to-member program, to make unlimited long distance telephone calls to other Z-Line Home Edition subscribers for an additional monthly fee.

Z-Line Anywhere is our access card service that allows a customer to make long-distance calls using our network from any phone simply by dialing a local access or toll-free 1-800 number. No change in phone service is required. Subscribers of Z-Line Anywhere also receive the full functionality of our Z-Line Features. Z-Line Anywhere customers are billed monthly in arrears, and the associated revenue is recognized in the month of service. Z-Line Anywhere is available nationwide, although we are not actively marketing the service.

Touch 1 Long Distance is our (1+) long distance product. Touch 1 Long Distance is also available nationwide, although we are not actively marketing the service.

RESULTS OF OPERATIONS

The following is a discussion of significant changes in the results of operations of the Company, which occurred in the quarter and six months ended June 30, 2001 compared to the quarter and six months ended June 30, 2000. The following tables summarize the approximate changes in selected operating items and include dollar changes, percentage changes and percent of net sales to facilitate the discussions that follow.


                                                           THREE MONTHS ENDED       AMOUNT   PERCENTAGE
                                                               JUNE 30,             CHANGE     CHANGE
                                                          -------------------        FAV/       FAV/        PERCENT OF REVENUES
                                                           2001         2000       (UNFAV)     (UNFAV)       2001        2000
                                                          -------      ------      -------   ----------     ------      ------
                                                                         (IN THOUSANDS, EXCEPT PERCENTAGES)

Revenues                                                  $  73.1      $ 40.2       $ 32.9         82%        100%        100%
                                                          -------      ------       ------       ----         ---         ---
Operating expenses:
  Network operations                                         41.7        25.1        (16.6)       (66)         57          62
  Sales and marketing                                         8.9        10.6          1.7         16          12          26
  Research and development                                    2.5         1.8         (0.7)       (39)          3           4
  General and administrative                                 62.2        20.9        (41.3)      (198)         85          52
  Impairment of assets                                       59.2          --        (59.2)      (100)         81           0
  Depreciation and amortization                               6.5         4.4         (2.1)       (48)          9          11
                                                          -------      ------       ------       ----         ---         ---
   Total operating expenses                                 181.0        62.8       (118.2)      (188)        248         156
                                                          -------      ------       ------       ----         ---         ---
   Operating loss                                          (107.9)      (22.6)       (85.3)      (377)       (148)        (56)
                                                          -------      ------       ------       ----         ---         ---

Nonoperating income (expense):
  Interest income                                             1.4         0.4          1.0        250           2           1
  Interest expense                                           (1.2)       (0.8)        (0.4)        50          (2)         (2)
                                                          -------      ------       ------       ----         ---         ---

   Total nonoperating income (expense)                        0.2        (0.4)         0.6       (150)          0          (1)
                                                          -------      ------       ------       ----         ---         ---

   Net loss                                                (107.7)      (23.0)       (84.7)      (368)       (147)        (57)
   Less mandatorily convertible redeemable preferred
       stock dividends                                       (3.0)         --         (3.0)      (100)         (4)          0
                                                          -------      ------       ------       ----         ---         ---
   Net loss attributable to common stockholders           $(110.7)     $(23.0)      $(87.7)      (381)%      (151)%       (57)%
                                                          =======      ======       ======       ====         ===         ===
   EBITDA                                                 $(101.4)     $(18.2)      $(83.2)      (457)%      (139)%       (45)%
                                                          -------      ------       ------       ----         ---         ---



                                                            SIX MONTHS ENDED        AMOUNT   PERCENTAGE
                                                               JUNE 30,             CHANGE     CHANGE
                                                          -------------------        FAV/       FAV/       PERCENT OF REVENUES
                                                           2001         2000       (UNFAV)     (UNFAV)       2001       2000
                                                          -------     -------      -------   ----------    --------   --------
                                                                         (IN THOUSANDS, EXCEPT PERCENTAGES)
Revenues                                                  $ 148.2      $ 54.1       $ 94.1        174%        100%        100%
                                                          -------      ------       ------       ----         ---         ---
Operating expenses:
  Network operations                                         85.0        35.0        (50.0)      (143)         57          65
  Sales and marketing                                        21.7        17.4         (4.3)       (25)         15          32
  Research and development                                    4.9         3.1         (1.8)       (58)          3           6
  General and administrative                                 92.4        31.3        (61.1)      (195)         63          57
  Impairment of assets                                       59.2          --        (59.2)      (100)         40           0
  Depreciation and amortization                              12.5         6.5         (6.0)       (92)          8          12
                                                          -------      ------       ------       ----         ---         ---
   Total operating expenses                                 275.7        93.3       (182.4)      (195)        186         172
                                                          -------      ------       ------       ----         ---         ---
   Operating loss                                          (127.5)      (39.2)       (88.3)      (225)        (86)        (72)
                                                          -------      ------       ------       ----         ---         ---

Nonoperating income (expense):
  Interest income                                             4.3         1.7          2.6        153           3           3
  Interest expense                                           (2.1)       (1.0)        (1.1)      (110)         (1)         (2)
                                                          -------      ------       ------       ----         ---         ---

   Total nonoperating income (expense)                        2.2         0.7          1.5        214           2           1
                                                          -------      ------       ------       ----         ---         ---

   Net loss                                                (125.3)      (38.5)       (86.8)      (225)        (84)        (71)
   Less mandatorily convertible redeemable preferred
    stock dividends                                          (5.6)                    (5.6)      (100)         (4)          0
                                                          -------      ------       ------       ----         ---         ---

   Net loss attributable to common stockholders           $(130.9)     $(38.5)      $(92.4)      (240)%       (88)%       (71)%
                                                          =======      ======       ======       ====         ===         ===
   EBITDA                                                 $(115.0)     $(32.7)      $(82.3)      (252)%       (78)%       (60)%
                                                          =======      ======       ======       ====         ===         ===

REVENUES

Revenues increased by $32.9 million to $73.1 million for the quarter ended June 30, 2001, compared to $40.2 million for the same quarter in the prior year. The increase is attributable to average Home Edition subscriber lines of 340,000 for the quarter ended June 30, 2001, compared to 129,000 for the same quarter in the prior year.

Revenues increased by $94.1 million to $148.2 million for the six months ended June 30, 2001, compared to $54.1 million for the same period in the prior year. The increase is attributable to average Home Edition subscriber lines of 320,000 for the six months ended June 30, 2001, compared to 105,000 for the same period in the prior year.

The following tables outline the approximate number of subscriber lines for Z-Line Home Edition, Z-Line Anywhere and Touch 1 (1+) long distance services:

TYPE OF SERVICE                                                       JUNE 30, 2001        JUNE 30, 2000
Z-Line Home Edition                                                      300,000              170,000

Z-Line Anywhere and Touch 1 (1+) Long Distance Services                  210,000              301,500

NETWORK OPERATIONS

Network operations expense primarily consists of fixed and variable transmission expenses for interconnection agreements with incumbent local exchange carriers (ILECs), service level agreements with inter-exchange carriers (IXCs), and transmission services based on tariff arrangements.

Network operations expense increased by $16.6 million to $41.7 million for the quarter ended June 30, 2001, compared to $25.1 million for the same quarter in the prior year. Our gross margin increased to 43.0% for the quarter, compared to 37.4% for the same quarter in the prior year.

Network operations expense increased by $50.0 million to $85.0 million for the six months ended June 30, 2001, compared to $35.0 million for the same period in the prior year. Our gross margin increased to 42.6% for the six months ended June 30, 2001 compared to 35.4% for the same period in the prior year.

The increase in network operation expenses and improved margins primarily is the result of an increase in subscribers.

SALES AND MARKETING

Sales and marketing expense primarily consists of telemarketing, direct mail, brand awareness advertising, agent commissions and salaries and benefits paid to employees engaged in sales marketing activities.

Sales and marketing expense decreased $1.7 million to $8.9 million for the quarter ended June 30, 2001, compared to $10.6 million for the same quarter in the prior year. In the quarter ended June 30, 2001, we intensified our focus on sales and marketing channels with lower acquisition costs per subscriber. This focus led to the elimination of direct mail and certain independent agent programs and reduced telemarketing hours through the closure of a call center and the sale of two other call centers.

Sales and marketing expense increased $4.1 million to $21.6 million for the six months ended June 30, 2001, compared to $17.5 million for the same period in the prior year. The increase for the six months ended June 30, 2001 is a result of marketing to more states in 2001 compared to 2000. Although we are focused on lower acquisition costs, a reduction of these costs was only partially realized in the second quarter 2001.

We will continue to build the overall awareness of our "Z" brand, primarily through radio and billboard advertising, and pursue alliances and ventures with other companies. This brand advertising and a focus on partnering in future quarters should result in a continued lower acquisition cost per subscriber in 2001.

RESEARCH AND DEVELOPMENT

Research and development expense consists primarily of salaries and benefits paid to employees engaged in research and development activities and outside third party development costs.

Research and development expense increased $0.8 million to $2.6 million for the quarter ended June 30, 2001, compared to $1.8 million for the same quarter in the prior year.

Research and development expense increased $1.8 million to $4.9 million for the six months ended June 30, 2001, compared to $3.1 million for the same period in the prior year.

The increase in research and development expense for the quarter and six months ended June 30, 2001 compared to the same periods in the prior year is a result of increased employees and outside professional fees related to research and development.

In addition to assisting with improving operations, our research and development personnel are working to develop speech recognition and other new service offerings to provide additional functionality and service enhancements to our primary service offering. Z-Tel expects to continue to dedicate resources to research and development throughout 2001.

GENERAL AND ADMINISTRATIVE

Our general and administrative expense consists of employee salaries, bad debt expense, billing and collection expense, occupancy costs, and provisioning costs.

General and administrative expense increased $41.3 million to $62.2 million for the quarter ended June 30, 2001, compared to $20.9 million for the same quarter in the prior year.

General and administrative expense increased $61.1 million to $92.4 million for the six months ended June 30, 2001, compared to $31.3 million for the same period in the prior year.

The increase for the quarter and six months ended June 30, 2001 is the result of a write-off of accounts receivable that required the recording of an additional $29.9 million in bad debt expense during the second quarter of 2001. The remaining increases resulted from general and administrative expense necessary to support a larger subscriber base. We continue to evaluate our operations for efficiencies and our employee staffing requirements as they relate to increased efficiency and expect to see reductions as a percentage of revenue in the coming quarters. We expect our efforts to result in an overall reduced general and administrative cost per subscriber.

ASSET IMPAIRMENT CHARGE

We recorded a $59.2 million expense related to impaired assets in the second quarter of 2001.

In accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be disposed of," management assesses on an ongoing basis if there has been impairment in the carrying value of its long-lived assets. As a result of management's decision in the second quarter to reduce telemarketing efforts, a majority of the operations and assets of telemarketing centers acquired from Touch 1 have been either voluntarily closed or sold. On June 30, 2001 the telemarketing centers sold accounted for approximately $1.0 million in property, plant and equipment. For these assets, we received 270,000 shares of preferred stock of the privately held acquiring Company and a note receivable of approximately $0.5 million. The loss recorded on this transaction equated to approximately $1.0 million.

As a result of the decision to reduce telemarketing efforts noted above and the subsequent transactions, management performed an assessment of the value of the intangible assets recorded in the Touch 1 acquisition. In the second quarter 2001, it was determined that undiscounted future cash flows over the remaining amortization period of certain intangible assets indicated that the value assigned to the intangible asset might not be recoverable. Therefore, the Company undertook an effort to determine the amount of expense to be recorded relating to the impairment.

The carrying value of the goodwill and identifiable intangibles recorded on the books approximated $61.8 million prior to the impairment analysis. We calculated the fair value of goodwill by performing a discounted cash flow analysis related to the remaining assets acquired in the Touch 1 purchase. As we determined that we would effectively cease any telemarketing efforts in the future, the sole remaining assets from the Touch 1 purchase were certain amounts of property, plant and equipment and intangibles (consisting of customer lists and goodwill) acquired in the Touch 1 transaction. Assuming an attrition rate of 4.5% and a discount rate of 17.5% over an 18 month period, it was determined that the remaining operations acquired from Touch 1 have a liquidation value which approximates the identifiable intangible assets associated with the carrying value of the customer lists acquired from Touch 1. At June 30, 2001, the carrying value of the identifiable intangible assets associated with the customer lists was approximately $6.8 million. Therefore, we recorded a loss of $54.9 million, the difference between the carrying value of all intangibles and the carrying value of the customer lists.

We recorded an additional $4.3 million charge associated with the impairment of assets, composed of $3.0 million relating to unrealizable software and development projects, $0.9 million of a worthless telemarketing property and equipment, and $0.4 million of securities deemed to be worthless.

DEPRECIATION AND AMORTIZATION.

Depreciation and amortization expense increased $2.1 million to $6.5 million for the quarter ended June 30, 2001, compared to $4.4 million for the same quarter in the prior year.

Depreciation and amortization expense increased $6.0 million to $12.5 million for the six months ended June 30, 2001, compared to $6.5 million for the same period in the prior year.

The increase in depreciation and amortization for the quarter and six months ended June 30, 2001 is primarily due to higher levels of fixed assets and capitalized software, as well as intangible assets related to our purchase of Touch 1 in April 2000.

INTEREST AND OTHER INCOME

Interest and other income includes late fees from subscriber and carrier receivables, interest earned from our cash balances invested in interest bearing accounts and any gains from the sale of investments or securities.

Interest and other income increased $0.9 million to $1.4 million for the quarter ended June 30, 2001, compared to $0.5 million for the same quarter in the prior year.

Interest and other income increased $2.6 million to $4.3 million for the six months ended June 30, 2001, compared to $1.7 million for the same period in the prior year.

The increase for the quarter and six months ended June 30, 2001 was primarily due to late fees charged on customer and carrier access related receivables. This increase was partially offset by the lower interest earned on cash investments as a result of lower cash balances for the quarter and six months ended June 30, 2001 compared to the same periods in the prior year.

INTEREST AND OTHER EXPENSE

Our interest expense is a result of the interest charged on our capital leases, sale of receivables and our debt obligations.

Interest and other expense increased $0.4 million to $1.2 million for the quarter ended June 30, 2001, compared to $0.8 million for the same quarter in the prior year.

Interest and other expense increased $1.0 million to $2.1 million for the six months ended June 30, 2001, compared to $1.1 million for the same period in the prior year.

The increase for the quarter and six months ended June 30, 2001 is from the assumption of debt from the Touch 1 acquisition and certain expenses associated with the sale of our accounts receivable.

INCOME TAX EXPENSE

No provision or benefit for federal or state income taxes has been recorded due to the recording of a full valuation allowance against the net deferred tax asset for the quarters and six months ended June 30, 2001 and 2000.

EBITDA

Many securities analysts use the measure of earnings before deducting interest, taxes, depreciation and amortization, also commonly referred to as "EBITDA," as a way of evaluating our financial performance. EBITDA is not a measure under generally accepted accounting principles, is not meant to be a replacement for generally accepted accounting principles and should not be considered an alternative to net income as a measure of performance or to cash flows as a measure of liquidity. We have included EBITDA data because it is a measure commonly used in the telecommunications industry and is presented to assist in understanding our operating results. Our negative EBITDA increased $83.1 million to $101.4 million for the quarter ended June 30, 2001, compared to $18.3 million for the first quarter of 2000. Our negative EBITDA increased $82.3 million to $115.0 million for the six months ended June 30, 2001, compared to $32.7 million for the same period in the prior year. We had $89.1 million of non-recurring non-cash charges in the second quarter 2001. These charges are composed of $59.2 million primarily relating to the impairment of intangible assets and $29.9 million relating to a non-recurring write-off of accounts receivable. Excluding these charges, negative EBITDA decreased $6.0 million to $12.3 million for the quarter ended June 30, 2001 and decreased $6.9 million to $25.8 million for the six months ended June 30, 2001. We expect to achieve positive EBITDA on a monthly basis sometime during the second half of 2001. We believe the attainment of positive EBITDA will primarily arise from our strategic growth, which is focused on improved operating efficiencies and lowered subscriber acquisition costs.

LIQUIDITY AND CAPITAL RESOURCES

The competitive local telecommunications service business is traditionally considered to be a capital intensive business owing to the significant investments required in fiber optic communication networks and the co-location of switches and transmission equipment in incumbent local exchange carriers' central offices. Although we will continue our capital expenditures, we do not expect the growth of our business will require the levels of capital investment in fiber optics and switches that existed in historical telecommunications facilities-based models. Instead, we will devote significant amounts of our capital resources to continued operations, software development and marketing efforts that we have designed to achieve penetration of our target markets.

We have incurred accumulated losses since our inception as a result of developing our business, research and development, building and maintaining network infrastructure and technology, sales and promotion of our services, and administrative expenditures. At June 30, 2001, we had an accumulated deficit of $262.5 million and $9.7 million in cash and cash equivalents. We have funded our expenditures primarily through operating revenues, private securities offerings, a sale-leaseback credit facility, a receivables sale agreement, and an initial public offering that raised net proceeds of $109.1 million.

In February 2000, we paid $14.4 million to extinguish the outstanding CMB Capital, LLC capital lease obligation and purchase the related assets. This was the repayment of transactions involving the sale-leaseback of various furniture and equipment payable over four years from the date of the transactions.

In July 2001, the we filed a Certificate of Designation authorizing the issuance of 175 shares of Series G junior convertible preferred stock ("Series G Preferred"). On July 2, 2001, the execution date of the agreement, we issued warrants to purchase 3,000,000 shares of common stock at an exercise price of $0.01 per share. On July 5, 2001, we issued 80 shares of Series G Preferred for aggregate proceeds of $8.0 million, initially convertible into common stock at a conversion rate of $2.00 per share, subject to adjustment. The Series G Preferred agreement provides us with the option to sell additional Series G preferred with a conversion price equal to the lesser of $2.25 or 115% of the average of the volume-weighted average of all trades reported by the NASDAQ over the five trading days immediately preceding the issue date. We can receive up to a maximum aggregate value of $17.5 million under this agreement. The Series G Preferred is convertible into common stock shares initially by dividing the gross proceeds by the weighted average conversion price of the Series G Preferred sold, which conversion price is subject to adjustments. The Series G Preferred is mandatorily redeemable 5 years from September 18, 2001, has a 12% cumulative dividend and has certain liquidation rights.

In July 2001, we agreed to settle a lawsuit with AT&T in which we alleged that AT&T had received originating and terminating access service from us and had unlawfully withheld access charges for such services. We entered into a switched access agreement setting forth terms and conditions under which AT&T will purchase access services from us in the future.

In August 2001, we sold 95 shares of Series G Preferred stock initially convertible into common stock at a price of $1.2274, subject to adjustment, for aggregate proceeds of $9.5 million. The Company has received the maximum amount of funding in connection with the issuance of Series G Preferred.

Net cash used in operating activities improved by $19.4 million to $22.7 million for the six months ended June 30, 2001, compared to $42.1 million used for the same period in the prior year. The improvement resulted from a reduction in payroll, sales and marketing and an overall decrease in operating costs.

Included in our net cash used in operating activities for the quarter ended June 30, 2001 was the sale of 80.1 million of receivables, for proceeds of $57.7 million. At June 30, 2001, a net receivable servicing asset of $8.5 million is included in accounts receivable and approximately $4.4 million of advances on unbilled receivables are included in accounts payable and accrued liabilities. The costs relating to the agreement of $0.5 million is included in interest and other expense.

Our cash used in investing activities decreased by $10.9 million as a result of capital expenditures of $9.3 million for the six months ended June 30, 2001, compared to $20.2 million in the same period of the prior year. The remaining difference is the purchase of Touch 1 for $9.0 million and the purchase of $1.0 million of securities in 2000. During 2000 our efforts were directed toward enhancing our network and billing infrastructure. Our focus in 2001 has been to conserve capital and focus on profitability.

We had payments on long-term debt and capital lease obligations totaling $5.1 million for the quarter ended June 30, 2001. These payments related to a $3.0 million balloon payment and $2.1 million relating to other debt we assumed in the Touch 1 acquisition. Our payments for the six months ended June 30, 2001 are substantially less than the $21.3 million paid for the same period in the prior year due to the extinguishment of our sale-leaseback facility. Our debt is primarily related party with fixed interest rates that is payable in monthly installments.

Our ongoing capital requirements will depend on several factors, including market acceptance of our services, the amount of resources we devote to investments in our networks, facilities, build-out of additional enterprise management centers, services development and brand promotions, the resources we devote to sales and marketing of our services, and other factors. As growth dictates, we expect to make strategic investments in technology and our network architecture in the future.

We will make investments in sales and marketing to build our overall "Z" brand, build strategic partnerships, and develop new service offerings in an attempt to attract new customers. We will focus on what we expect to be more efficient marketing channels such as our on-line agent program which are expected to lower acquisition costs per subscriber.

In the first quarter of 2001 we eliminated approximately 20% of our workforce through a formal reduction in force, a hiring freeze, and normal attrition. During the remainder of 2001, we will examine the possibility of further reductions, consistent with our goals of slower growth and our strategic focus on profitability. We expect the above and other factors to result in the achievement of positive EBITDA on a monthly basis and positive cash flow from operations during the second half of 2001. We believe that we have sufficient funding to execute our current business plan; however, any acceleration or change to the business plan may require additional equity or debt financing which may not be available on attractive terms, or at all, or may be dilutive.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We currently have instruments sensitive to market risk relating to exposure to changing interest rates and market prices. We do not enter into financial instruments for trading or speculative purposes and do not currently utilize derivative financial instruments. Our operations are conducted primarily in the United States and as such are not subject to material foreign currency exchange rate risk.

The fair value of our investment portfolio or related income and our long-term debt obligations would not be significantly impacted by either a 100 basis point increase or decrease in interest rates due mainly to the short-term or fixed nature of these types of items.

FINANCIAL STATEMENTS
                                                                                                   PAGE
                                                                                                   ----

    Condensed Consolidated Balance Sheets at June 30, 2001 and December 31, 2000                   C-F-2

    Condensed Consolidated Statements of Operations for the three and six months ended
        June 30, 2001 and 2000                                                                     C-F-3

    Condensed Consolidated Statement of Changes in Stockholders' Equity (Deficit) and
        Comprehensive Loss for the six months ended June 30, 2001                                  C-F-4

    Condensed Consolidated Statements of Cash Flows for the six months ended June 30,
        2001 and 2000                                                                              C-F-5

    Notes to Condensed Consolidated Financial Statements                                           C-F-6


                                     C-F-1

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                                       JUNE 30,           DECEMBER 31,
                                                                                         2001                 2000
                                                                                      ----------          ------------
                                                                                     (UNAUDITED)
ASSETS
Current assets:
  Cash and cash equivalents, including restricted cash of $1,267                      $    9,710           $   46,650
  Accounts receivable, net of allowance for doubtful accounts of $10,928 and
   $9,026                                                                                 32,080               65,432
  Prepaid expenses and other current assets                                                7,321                7,159
                                                                                      ----------           ----------
    Total current assets                                                                  49,111              119,241

  Property and equipment, net                                                             59,585               59,200
  Intangible assets, net                                                                   6,860               64,267
  Other assets                                                                             4,856                3,753
                                                                                      ----------           ----------
    Total assets                                                                      $  120,412           $  246,461
                                                                                      ==========           ==========

LIABILITIES, MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK AND
  STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable and accrued liabilities                                            $   46,212           $   44,693
  Deferred revenue                                                                         7,732                7,666
  Current portion of long-term debt and capital lease obligations                          5,572                7,637
                                                                                      ----------           ----------
    Total current liabilities                                                             59,516               59,996

  Long-term debt and capital lease obligations                                            12,062               12,780
                                                                                      ----------           ----------
    Total liabilities                                                                     71,578               72,776
                                                                                      ----------           ----------

Mandatorily redeemable convertible preferred stock, $.01 par value;
  50,000,000 shares authorized; 8,854,914 issued and outstanding (aggregate
  liquidation value of approximately $112,205 and $84,585)                                90,189               84,585
                                                                                      ----------           ----------
Commitments and contingencies (Notes 6, 8 and 9)

Stockholders' equity (deficit):
  Common stock, $.01 par value; 150,000,000 shares authorized; 34,316,145 and 34,033,910 shares issued; 34,036,470 and 33,754,235 outstanding,
    respectively                                                                             343                  340
  Notes receivable from stockholders                                                      (1,659)                (839)
  Unearned stock compensation                                                               (188)                (255)
  Additional paid-in capital                                                             222,943              227,304
  Accumulated deficit                                                                   (262,453)            (137,130)
  Accumulated other comprehensive loss                                                       (23)                  (2)
  Treasury stock, 279,675 shares at cost                                                    (318)                (318)
                                                                                      ----------           ----------
   Total stockholders' equity (deficit)                                                  (41,355)              89,100
                                                                                      ----------           ----------
    Total liabilities, mandatorily redeemable convertible preferred stock
     and stockholders' equity (deficit)                                               $  120,412           $  246,461
                                                                                      ==========           ==========

   The accompanying notes are an integral part of these financial statements.


                                     C-F-2

Z-Tel Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

                                                                  THREE MONTHS ENDED                       SIX MONTHS ENDED
                                                                       JUNE 30,                                JUNE 30,
                                                           --------------------------------        --------------------------------
                                                               2001                2000                2001                2000
                                                           ------------        ------------        ------------        ------------
Revenues                                                   $     73,142        $     40,157        $    148,186        $     54,133

Operating expenses:
  Network operations                                             41,718              25,137              85,020              34,967
  Sales and marketing                                             8,873              10,635              21,634              17,454
  Research and development                                        2,555               1,790               4,922               3,089
  General and administrative                                     62,197              20,878              92,400              31,339
  Asset impairment charge                                        59,194                  --              59,194                  --
  Depreciation and amortization                                   6,483               4,404              12,524               6,492
                                                           ------------        ------------        ------------        ------------
   Total operating expenses                                     181,020              62,844             275,694              93,341
                                                           ------------        ------------        ------------        ------------
   Operating loss                                              (107,878)            (22,687)           (127,508)            (39,208)
                                                           ------------        ------------        ------------        ------------

Nonoperating income (expense):
  Interest and other income                                       1,352                 455               4,270               1,741
  Interest and other expense                                     (1,217)               (823)             (2,085)             (1,064)
                                                           ------------        ------------        ------------        ------------
   Total nonoperating income (expense)                              135                (368)              2,185                 677
                                                           ------------        ------------        ------------        ------------
   Net loss                                                    (107,743)            (23,055)           (125,323)            (38,531)
   Less mandatorily redeemable convertible preferred
     stock dividends and accretion                               (3,047)                 --              (5,591)                 --
                                                           ------------        ------------        ------------        ------------
   Net loss attributable to common stockholders            $   (110,790)       $    (23,055)       $   (130,914)       $    (38,531)
                                                           ============        ============        ============        ============
Weighted average common shares outstanding                   33,880,327          33,042,008          33,835,392          32,499,640
                                                           ============        ============        ============        ============
Basic and diluted net loss per share                       $      (3.27)       $      (0.70)       $      (3.87)       $      (1.19)
                                                           ============        ============        ============        ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                     C-F-3

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE LOSS
(IN THOUSANDS, EXCEPT FOR SHARE DATA)
(UNAUDITED)



                         COMMON STOCK         NOTES RECEIVABLE     UNEARNED     ADDITIONAL
                 ---------------------------        FROM            STOCK         PAID-IN       ACCUMULATED
                   SHARES          PAR VALUE    STOCKHOLDERS     COMPENSATION     CAPITAL         DEFICIT
                 ----------        ---------  ----------------   ------------   ----------      -----------
Balance,
  December 31,
  2000           33,754,235          $ 340        $  (839)          $(255)       $ 227,304       $(137,130)
Issuance of
  common
  stock for
  exercise of
  stock options     254,735              3           (820)                           1,001
Issuance of
  common
  stock for the
  purchase of
  software           27,500             --                                             155
Vesting of
  stock options
  granted
  below
  intrinsic
  value                                                                67
Accelerated
  vesting of
  stock options                                                                         49
Mandatorily
  redeemable
  convertible
  dividends
  and preferred
  stock
  accretion                                                                         (5,566)

Net loss                                                                                          (125,323)
Foreign
  currency
  translation
  adjustment

Comprehensive
  loss
                 ----------          -----        -------           -----        ---------       ---------
Balance,
  June 30,
  2001           34,036,470          $ 343        $(1,659)          $(188)       $ 222,943       $(262,453)
                 ==========          =====        =======           =====        =========       =========



                    ACCUMULATED
                       OTHER                         TOTAL
                   COMPREHENSIVE    TREASURY     STOCKHOLDERS'
                        LOSS         STOCK     EQUITY (DEFICIT)
                   -------------    --------   ---------------
Balance,
  December 31,
  2000                  $ (2)        $(318)        $  89,100
Issuance of
  common
  stock for
  exercise of
  stock options                                          184
Issuance of
  common
  stock for the
  purchase of
  software                                               155
Vesting of
  stock options
  granted
  below
  intrinsic
  value                                                   67
Accelerated
  vesting of
  stock options                                           49
Mandatorily
  redeemable
  convertible
  dividends
  and preferred
  stock
  accretion                                           (5,566)

Net loss                                            (125,323)
Foreign
  currency
  translation
  adjustment             (21)                            (21)
                                                   ---------
Comprehensive
  loss                                              (125,344)
                        ----         ------        ---------
Balance,
  June 30,
  2001                  $(23)        $ (318)       $ (41,355)
                        ====         ======        =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                     C-F-4

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)


                                                                                 SIX MONTHS ENDED
                                                                                     JUNE 30,
                                                                            2001                 2000
                                                                         ----------           ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                 $ (125,323)          $  (38,531)
                                                                         ----------           ----------
Adjustments to reconcile net loss to net cash used in operating activities:
   Depreciation and amortization                                             12,524                6,492
   Provision for bad debts                                                   42,934                2,380
   Asset impairment charge                                                   59,194                   --
   Expense charged for granting of stock options                                116                   --
     Increase in accounts receivable                                         (9,582)             (25,762)
     Increase in prepaid expenses and other current assets                   (4,109)              (3,552)
     Increase in accounts payable and accrued liabilities                     1,519               13,363
     Increase in deferred revenue                                                66                3,376
     Other                                                                      (52)                 181
                                                                         ----------           ----------
       Total adjustments                                                    102,610               (3,522)
                                                                         ----------           ----------
       Net cash used in operating activities                                (22,713)             (42,053)
                                                                         ----------           ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from note receivable                                                  7                   --
   Issuance of note receivable                                                 (100)                  --
   Purchases of property and equipment                                       (9,261)             (20,154)
   Purchase of securities                                                        --               (1,050)
   Purchase of Touch 1, net of cash acquired                                     --               (8,955)
                                                                         ----------           ----------
       Net cash used in investing activities                                 (9,354)             (30,159)
                                                                         ----------           ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from exercise of stock options                                      184                1,317
   Proceeds from notes receivable                                                --                1,144
   Payments on long-term debt obligations                                    (5,057)             (21,250)
                                                                         ----------           ----------
       Net cash used in financing activities                                 (4,873)             (18,789)
                                                                         ----------           ----------
Net decrease in cash and cash equivalents                                   (36,940)             (91,001)
Cash and cash equivalents, beginning of period                               46,650              101,657
                                                                         ----------           ----------
Cash and cash equivalents, end of period                                 $    9,710           $   10,656
                                                                         ==========           ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                     C-F-5

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

1.       NATURE OF BUSINESS

         DESCRIPTION OF BUSINESS

         Z-Tel Technologies, Inc. and subsidiaries ("Z-Tel" or the "Company") incorporated in Delaware on January 15, 1998 as Olympus
         Telecommunications Group, Inc. In March 1998, Olympus
         Telecommunications Group, Inc. changed its name to Z-Tel Technologies, Inc. The Company has eight wholly owned subsidiaries.

         Z-Tel is an emerging provider of advanced, integrated telecommunications services targeted to residential subscribers. Z-Tel offers local and long distance telephone services in combination with enhanced communication features accessible through the telephone, the Internet and certain personal digital assistants. Z-Tel offers its Z-Line Home Edition service, at least on an initial test basis, in thirty-four states. Z-Tel also provides long-distance telecommunications services to customers nationally.

2.       BASIS OF PRESENTATION

         The accompanying unaudited condensed consolidated financial statements have been prepared by the Company in accordance with generally accepted accounting principles for interim financial information and are in the form prescribed by the Securities and Exchange Commission in instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The interim unaudited financial statements should be read in conjunction with the audited financial statements of the Company as of and for the year ended December 31, 2000, included in the Company's Annual Report on Form 10-K. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three and six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001.

         PRINCIPLES OF CONSOLIDATION

         The condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated.

         NEW ACCOUNTING PRONOUNCEMENT

         In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Standard ("SFAS") NO. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS 141 addresses the initial recognition and


                                     C-F-6

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

         measurement of goodwill and other intangible assets acquired in a business combination. SFAS No. 142 addresses the initial recognition and measurement of intangible assets acquired outside of a business combination, whether acquired individually or with a group of other assets, and the accounting and reporting for goodwill and other intangible assets subsequent to their acquisition. These standards require all future business combinations to be accounted for using the purchase method of accounting. Goodwill will no longer be amortized but instead will be subject to impairment tests at least annually. The Company is required to adopt SFAS No. 141 and SFAS No. 142 on a prospective basis as of January 1, 2002; however, certain provisions of these new standards may also apply to any acquisitions occurring subsequent to June 30, 2001.

         As of June 30, 2001, Z-Tel Technologies had $6.9 million of intangible assets, net of accumulated amortization of $2.2 million. The Company is still assessing the impact that the adoption of SFAS No. 142 will have on its future operations and statement of position.

         SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" has been applied prospectively for transfers of financial assets occurring after March 31, 2001. SFAS No. 140 replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of SFAS No. 125's provisions without reconsideration.

         SFAS No. 140 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Management believes that its current account policies and procedures related to the transfer and servicing of financial assets comply with SFAS No. 140.

3.       ACCOUNTS RECEIVABLE AGREEMENT

         In July 2000, the Company entered into an accounts receivable agreement with RFC Capital Corporation ("RFC"), a division of Textron, Inc., providing for the sale of certain of the Company's accounts receivable to RFC. RFC has agreed to purchase up to $25.0 million of the Company's accounts receivable at any given time.

         In connection with the accounts receivable agreement described above, the Company sold approximately $80.1 million of accounts receivable, for the six months ended June 30, 2001. Cash received from these sales and advances on unbilled receivables was approximately $57.7 million and is included in cash flows from operating activities. At June 30, 2001, a net receivable servicing asset of approximately $8.5 million is included in accounts receivable and approximately $4.4 million of advances on unbilled receivables are included in accounts payable and accrued liabilities. The costs related


                                     C-F-7

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

         to the agreement of approximately $0.2 and $0.5 million are included in interest and other expense for the three and six months ended June 30, 2001, respectively.

4.       ACCOUNTS RECEIVABLE WRITE-OFF

         During second quarter 2001, management performed detailed analysis of accounts receivable and also reviewed its credit policies relating specifically to acceptance of and provisioning of service to new customers. As a result of the analysis and subsequent change in credit policy, the Company switched its focus from collection efforts on overdue and delinquent account balances to a stringent credit policy surrounding customer acceptance and a collection effort focused on less delinquent accounts. The detailed analysis and change in credit policy lead the Company to write-off delinquent receivables and revise the estimates used to develop the allowance for doubtful accounts in the current period and future periods.

         As a result of the receivables write-off, an additional $29.9 million of bad debt expense was recorded in general and administrative expense for the three months ended June 30, 2001.

5.       ASSET IMPAIRMENT

         In accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be disposed of," management assesses on an ongoing basis if there has been impairment in the carrying value of its long-lived assets. As a result of management's decision in the second quarter to reduce telemarketing efforts, a majority of the operations and assets of telemarketing centers acquired from Touch 1 Communications, Inc. ("Touch 1") have been either voluntarily closed or sold. On June 30, 2001, the telemarketing centers sold accounted for approximately $1.0 million in property, plant and equipment. For these assets, the Company received 270,000 shares of preferred stock of the privately-held acquiring company and a note receivable of approximately $0.5 million. The loss recorded from this transaction equated to approximately $1.0 million.

         As a result of the decision to reduce telemarketing efforts noted above and the subsequent transactions, management performed an assessment of the value of the intangible assets recorded in the Touch 1 acquisition. In the second quarter 2001, it was determined that undiscounted future cash flows over the remaining amortization period of certain intangible assets indicated that the value assigned to the intangible asset might not be recoverable. Therefore, the Company undertook an effort to determine the amount of expense to be recorded relating to the impairment.

         The carrying value of the goodwill and identifiable intangibles recorded on the books approximated $61.7 million prior to the impairment analysis. The Company calculated the fair value of goodwill by performing a discounted cash flow analysis related to the remaining assets acquired in the Touch 1 purchase. As the Company determined that it would effectively cease any telemarketing efforts in the future, the sole remaining assets from the Touch 1 purchase were certain amounts of property, plant and equipment and intangibles (consisting of customer lists and goodwill) acquired in the Touch 1 transaction. Assuming an attrition rate of 4.5% and a discount rate of 17.5% over an 18 month period, it was determined that the


                                     C-F-8

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

         remaining operations acquired from Touch 1 have a liquidation value which approximates to the carrying value of the customer lists acquired from Touch 1. At June 30, 2001, the carrying value of the identifiable intangibles associated with the customer lists was approximately $6.8 million. Therefore, the Company recorded a loss of $54.9 million, the difference between the carrying value of all intangibles and the carrying value of the customer lists.

         The Company recorded an additional $4.3 million of impaired asset charges, composed of $3.0 million relating to unrealizable software and development projects, $0.9 million of worthless telemarketing property and equipment, and $0.4 million of securities deemed to be worthless.

6.       COMMITMENTS AND CONTINGENCIES

         The Company has disputed billings and access charges from certain inter-exchange carriers (IXCs) and incumbent local exchange carriers (ILECs). The Company contends the invoicing of billings and access charges received from certain IXCs and ILECs are not in accordance with the interconnection, service level, or tariff agreements entered between the Company and certain IXCs and ILECs. The Company has not paid for a portion of these disputes and management believes that the Company will prevail in these disputes. At June 30, 2001 the total disputed amounts from all IXCs and ILECs was approximately $12.3 million.

7.       COMPUTATION OF NET LOSS PER SHARE

         Basic net loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net loss per share assumes the exercise of common stock equivalents for which market price exceeds exercise price, less shares assumed purchased by the Company with related proceeds. Incremental shares of common stock equivalents are not included in the calculation of net loss per share, as the inclusion of such equivalents would be anti-dilutive; therefore, for each of the periods presented basic and diluted net loss per share are the same.

         Net loss per share is calculated as follows:

                                                                  THREE MONTHS ENDED                        SIX MONTHS ENDED
                                                                       JUNE 30,                                 JUNE 30,
                                                           --------------------------------        --------------------------------
                                                               2001                2000                2001                2000
                                                           ------------        ------------        ------------        ------------
BASIC AND DILUTED NET LOSS PER SHARE:
  Loss attributable to common stockholders:
   Net loss                                                $   (107,743)       $    (23,055)       $   (125,323)       $    (38,531)
   Less mandatorily convertible redeemable preferred
     stock dividends                                             (3,047)                 --              (5,591)                 --
                                                           ------------        ------------        ------------        ------------
   Loss attributable to common stockholders                $   (110,790)       $    (23,055)       $   (130,914)       $    (38,531)
                                                           ============        ============        ============        ============
   Weighted average common shares outstanding                33,880,327          33,042,008          33,835,392          32,499,640
                                                           ============        ============        ============        ============
   Basic and diluted net loss per share                    $      (3.27)       $      (0.70)       $      (3.87)       $      (1.19)
                                                           ============        ============        ============        ============


                                     C-F-9

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

         The following table outlines the shares of common stock equivalents that could potentially dilute basic earnings per share in the future that were not included in the computation of diluted net loss per share:

                                                                              SIX MONTHS ENDED
                                                                                  JUNE 30,
                                                                           ----------------------
                                                                             2001         2000
                                                                           ---------    ---------
                  Unexercised stock options                                7,805,470    9,421,912
                  Unexercised warrants                                     5,274,023      637,332
                      Mandatorily redeemable convertible preferred
                        stock convertible into common shares               3,521,999           --


8.       LEGAL AND REGULATORY PROCEEDINGS

         On March 15, 2001, the Company filed a lawsuit against AT&T Corp. (AT&T). The Company alleged that AT&T had received originating and terminating access service from the Company and had unlawfully withheld access charges for such services. The Company settled the lawsuit as outlined in the subsequent events footnote.

         In the ordinary course of business, the Company is involved in legal proceedings that are generally incidental to its operations. In addition, from time to time, the Company is the subject of customer complaints filed with the state utility commissions of the states in which it operates or the FCC. Most complaints are handled informally. While there can be no assurance of the ultimate disposition of incidental legal proceedings or customer complaints, the Company does not believe their disposition will have a material adverse effect on the Company's consolidated results of operations or financial position.

9.       SUBSEQUENT EVENTS

         In July 2001, the Company extended its agreement with RFC under substantially similar terms for an additional year.

         In July 2001, the Company filed a Certificate of Designation authorizing the issuance of 175 shares of Series G junior convertible preferred stock ("Series G Preferred"). The Company has the ability to obtain up to $17.5 million in funding from the issuance of Series G Preferred. On July 2, 2001, the execution date of the agreement, the Company issued warrants to purchase 3,000,000 shares of common stock at an exercise price of $0.01 per share. On July 5, 2001, the Company issued 80 shares of Series G Preferred for aggregate proceeds of $8.0 million, initially convertible into common stock at a conversion rate of $2.00 per share, subject to adjustment. The Series G Preferred agreement provides the Company with the option to sell additional Series G Preferred at a conversion price equal to the lesser of $2.25 or 115% of the average of the volume-weighted average of all trades reported by the NASDAQ over the five trading days immediately preceding the issue date. The Series G Preferred is convertible into common stock shares initially by dividing the gross proceeds by the weighted average conversion price of the Series G Preferred sold, which conversion price is subject to adjustment. The Series G Preferred is mandatorily redeemable 5 years from September 18, 2001, has a 12% cumulative dividend and has certain liquidation rights.


                                     C-F-10

Z-TEL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

         In July 2001, AT&T and the Company agreed to settle a lawsuit in which the Company alleged that AT&T had received originating and terminating access service from the Company and had unlawfully withheld access charges for such services. In connection with that settlement, the Company resolved the issues relating to charges for access services rendered. The Company entered into a switched access agreement setting forth terms and conditions under which AT&T will purchase access services from the Company in the future.

         During June and July 2001, three separate class action lawsuits were filed against the Company, certain current and former directors and officers (the "D&Os") and firms engaged in the underwriting (the "Underwriters") of our initial public offering of stock (the "IPO"). Each of the lawsuits is based on the allegations that our registration statement on Form S-1, filed with the Securities and Exchange Commission ("SEC") in connection with the IPO, contained untrue statements of material fact and omitted to state facts necessary to make the statements made not misleading by failing to disclose that the underwriters had received additional, excessive and undisclosed commissions from, and had entered into unlawful tie-in and other arrangements with, certain customers to whom they allocated shares in the IPO. Plaintiffs have asserted claims against us and the D&Os pursuant to Sections 11 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated by the SEC thereunder. The plaintiffs seek an undisclosed amount of damages, as well as pre-judgment and post-judgment interest, costs and expenses, including attorneys' fees, experts' fees and other costs and disbursements. As of the filing of this quarterly report on Form 10-Q, only one complaint has been served, and the time for filing an answer or other pleading has not yet run. Further, certain class plaintiffs have moved to consolidate the actions and be appointed lead plaintiffs.

         In August 2001, the Company sold 95 shares of Series G Preferred stock for aggregate proceeds of $9.5 million, initially convertible into common stock at a rate of $1.2274, subject to adjustment. The Company has received the maximum amount of funding in connection with the issuance of Series G Preferred Stock.


                                     C-F-11

                                                                     APPENDIX D

                                                                   FORM OF PROXY


                            Z-TEL TECHNOLOGIES, INC.


           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 30, 2001

         The undersigned, a stockholder of Z-Tel Technologies, Inc. ("Z-Tel"), hereby appoints D. Gregory Smith, N. Dumas Garrett, Horace J. Davis, III and Jeffrey H. Kupor, and each of them, attorney and proxy of the undersigned, each with full powers of substitution, for and on behalf of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Z-Tel to be held at the Wyndham Harbour Island Hotel, Tampa, Florida at 1:00 P.M., local time, on October 30, 2001, and any adjournments or postponements thereof (the "Special Meeting"), and to vote at the Special Meeting all the shares of Common Stock of Z-Tel that the undersigned is entitled to vote at the Special Meeting, with the same effect as if the undersigned were personally present at the Special Meeting, all as described in the Proxy Statement dated __________, 2001 relating to the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified on the reverse side:

         The shares represented by this Proxy will be voted by the proxies named above, in the manner directed herein, if, but only if, this Proxy is properly executed and timely returned. IF THE UNDERSIGNED DOES NOT DIRECT OTHERWISE, THE SHARES WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE SERIES G TRANSACTION, AND IN THE DISCRETION OF THE PROXIES FOR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                  (Continued and to be signed on reverse side)
------------------------------------------------------------------------------

The Board of Directors recommends voting FOR the following proposal:

1.   SERIES G TRANSACTION.  APPROVAL AND RATIFICATION OF THE           2.   OTHER MATTERS:  UNLESS A LINE IS STRICKEN THROUGH THIS
ENTERING INTO AND COMPLETION OF THE SERIES G TRANSACTION.              SENTENCE, THE PROXIES HEREIN NAMED MAY IN THEIR DISCRETION
                                                                       VOTE THE SHARES REPRESENTED BY THIS PROXY UPON SUCH OTHER
                 FOR            AGAINST            ABSTAIN             MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                 [ ]              [ ]                [ ]


     The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated ____________, 2001 relating to the Special Meeting. The undersigned does hereby revoke any proxy previously given with respect to the shares represented by this Proxy.

                                              Date                        , 2001
                                                    ---------------------



                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly

                                    NOTE: Your signature should appear as your name appears hereon. As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.


                                    Please mark, sign and date this proxy card and promptly return it using the enclosed envelope.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                      II